UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )
Filed by the Registrant  ☒                 Filed by a party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

SecureWorks Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

(1)	Title of each class of securities to which transaction applies:
______________________________________________________________________________________

(2)	Aggregate number of securities to which transaction applies:
______________________________________________________________________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
______________________________________________________________________________________

(4)	Proposed maximum aggregate value of transaction:
______________________________________________________________________________________

(5)	Total fee paid:
______________________________________________________________________________________

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
______________________________________________________________________________________

(2)	Form, Schedule or Registration Statement No.:
______________________________________________________________________________________

(3)	Filing Party:
______________________________________________________________________________________

(4)	Date Filed:
______________________________________________________________________________________

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

May 11, 2018
Dear fellow stockholders:
On behalf of the Board of Directors, it is my pleasure to invite you to SecureWorks Corp.’s 2018 Annual Meeting of Stockholders. The meeting will be held virtually on Thursday, June 21, 2018, at 11:00 a.m., Eastern Time. The meeting can be accessed by visiting www.virtualshareholdermeeting.com/SCWX2018, where you will be able to listen to the meeting live, submit questions and vote online.
You will find information regarding the matters to be voted on in the accompanying Notice of Annual Meeting of Stockholders and proxy statement. We are sending many of our stockholders a notice regarding the availability of this proxy statement, our Annual Report on Form 10-K for the fiscal year ended February 2, 2018 and other proxy materials via the internet. This electronic process is convenient, helps reduce the environmental impact of our annual meeting and saves us significant postage and processing costs. A paper or electronic copy of these materials may be requested using one of the methods described in the accompanying proxy statement or the Notice of Internet Availability of Proxy Materials.
You may visit investors.secureworks.com to access various web-based reports, executive messages and timely information on our global business.
Whether or not you plan to attend the annual meeting, please submit your proxy for your shares of Class A common stock or voting instructions using one of the voting methods described in the accompanying proxy statement. Submitting your proxy or voting instructions by any of these methods will not affect your right to attend the virtual meeting and vote your shares at the virtual meeting if you wish to do so.
If you have questions about the annual meeting, require assistance in submitting your proxy or voting your shares or need additional copies of the accompanying proxy statement or the proxy card, please contact Investor Relations at (404) 639-9191 or investorrelations@secureworks.com.
If your bank, brokerage firm or other nominee holds your shares of Class A common stock, you also should contact your nominee for additional information.

Sincerely,

Michael S. Dell
Chairman of the Board of Directors

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To the Stockholders of SecureWorks Corp.:
NOTICE IS HEREBY GIVEN that the 2018 Annual Meeting of Stockholders of SecureWorks Corp., or Secureworks, will be held virtually on Thursday, June 21, 2018, at 11:00 a.m., Eastern Time. The meeting can be accessed by visiting www.virtualshareholdermeeting.com/SCWX2018, where you will be able to listen to the meeting live, submit questions and vote online. The meeting is being held for the following purposes:

1.
To elect to the Board of Directors the three nominees specified in the accompanying proxy statement to serve as Class II directors, each for a three‑year term expiring at the 2021 Annual Meeting of Stockholders or until their successors are duly elected and qualified

2.
To approve an amendment to the SecureWorks Corp. 2016 Long-Term Incentive Plan to increase the number of shares of Class A common stock issuable under the plan and to approve the material terms for payment of qualified performance-based compensation under the plan in accordance with Section 162(m) of the Internal Revenue Code

3.	To ratify the appointment of PricewaterhouseCoopers LLP as Secureworks’ independent registered public accounting firm for the fiscal year ending February 1, 2019
In addition, stockholders will consider and take action upon any other business that may properly come before the annual meeting or any adjournment or postponement thereof.
The holders of record of Secureworks’ outstanding Class A common stock and Class B common stock as of the close of business on April 26, 2018, which is the record date fixed by the Board of Directors, are entitled to notice of and to vote at the annual meeting or at any adjournment or postponement thereof.
We encourage you to access the annual meeting before the start time of 11:00 a.m., Eastern Time, on June 21, 2018. Please allow ample time for online check-in, which will begin at 10:45 a.m., Eastern Time, on June 21, 2018.
Whether or not you plan to attend the annual meeting, your Board of Directors urges you to read the proxy statement and submit a proxy for your shares of Class A common stock or voting instructions via the internet or by telephone, or complete, date, sign and return your proxy card or voting instruction form in the pre-addressed, postage-paid envelope provided. We encourage you to submit your proxy or voting instructions via the internet, which is convenient, helps reduce the environmental impact of our annual meeting and saves us significant postage and processing costs.
This Notice of Annual Meeting of Stockholders and the proxy statement are accompanied by Secureworks’ Annual Report on Form 10-K for the fiscal year ended February 2, 2018, which is our annual report to stockholders for our 2018 fiscal year.
If you have questions about the annual meeting, require assistance in submitting your proxy or voting your shares or need additional copies of the accompanying proxy statement or the proxy card, please contact Investor Relations at (404) 639-9191 or investorrelations@secureworks.com.
If a bank, brokerage firm or other nominee holds your shares of Class A common stock, you also should contact your nominee for additional information.

By Order of the Board of Directors

George B. Hanna
Corporate Secretary
May 11, 2018

YOUR VOTE IS IMPORTANT
Whether or not you plan to attend Secureworks’ annual meeting, please submit your proxy or voting instructions as soon as possible. Under stock exchange rules, if you hold your shares of Class A common stock in street name, your bank, brokerage firm or other nominee holding shares on your behalf will NOT be able to vote your shares on Proposal 1 (election of directors) or Proposal 2 (approval of share increase amendment and material Section 162(m) terms under the SecureWorks Corp. 2016 Long-Term Incentive Plan) unless it receives specific instructions from you. We strongly encourage you to submit your voting instructions.
We encourage you to submit your proxy or voting instructions via the internet, which is convenient, helps reduce the environmental impact of our annual meeting and saves us significant postage and processing costs. For instructions on how to submit your proxy or voting instructions and how to vote your shares, please refer to the section entitled “Questions and Answers About the Proxy Materials and the Annual Meeting” beginning on page 4 of the accompanying proxy statement.

2018 ANNUAL MEETING OF STOCKHOLDERS
 ____________________________
PROXY STATEMENT
 ____________________________
TABLE OF CONTENTS

Summary Information	1

Questions and Answers About the Proxy Materials and the Annual Meeting	4

Proposal 1 - Election of Directors	12
Director Classes	12
Director Nominees	12
Director Qualifications and Information	13
Directors Standing for Election	14
Continuing Directors	16
Corporate Governance	19
Director Compensation	24

Proposal 2 - Approval of Share Increase Amendment and Material Section 162(m) Terms Under the SecureWorks Corp. 2016 Long-Term Incentive Plan	26
Why We Believe You Should Vote For This Proposal	26
Additional Information	27
Summary of Material Provisions of Plan	28
Summary of Material U.S. Federal Income Tax Consequences	35
Plan Benefits	36

Proposal 3 - Ratification of Appointment of Independent Registered Public Accounting Firm	37

Compensation of Executive Officers	38
Fiscal 2018 Summary Compensation Table	38
Outstanding Equity Awards at End of Fiscal 2018	40
Benefit Plans	41
Employment Agreements; Severance Arrangements	41
Equity Awards Under SecureWorks Corp. 2016 Long-Term Incentive Plan	42
Other Equity Awards	43
Potential Payments Upon Termination of Employment or Change in Control	43

Equity Compensation Plan Information	45

Security Ownership of Certain Beneficial Owners and Management	46

Report of the Audit Committee	50

Additional Information	51
Director Nomination Process	51
Stockholder Proposals for Next Year’s Annual Meeting	52
Section 16(a) Beneficial Ownership Reporting Compliance	53
Certain Relationships and Related Transactions	53
Code of Ethics for Senior Financial Officers	58
Stockholders Sharing the Same Last Name and Address	59
Availability of Annual Report on Form 10-K	59
Other Matters	60

Annex A - SecureWorks Corp. Amended and Restated 2016 Long-Term Incentive Plan

SECUREWORKS CORP.
____________________________
PROXY STATEMENT

SUMMARY INFORMATION
This summary highlights information contained elsewhere in this proxy statement. For more complete information, we encourage you to review the entire proxy statement and Secureworks’ Annual Report on Form 10-K for the fiscal year ended February 2, 2018.

The Notice of Internet Availability of Proxy Materials is first being distributed to stockholders on or about May 11, 2018. On or about May 14, 2018, we will begin mailing a full set of proxy materials to some of our stockholders. All references to “Secureworks,” “we,” “us,” “our” and “Company” in this proxy statement refer to SecureWorks Corp

Annual Meeting of Stockholders

•	Date: Thursday, June 21, 2018

•	Time: 11:00 a.m, Eastern Time

•	Record Date: April 26, 2018

•	Webcast: The meeting can be accessed by visiting www.virtualshareholdermeeting.com/SCWX2018, where you will be able to listen to the meeting live, submit questions and vote online.

•	Voting Methods:

Submit your proxy or voting instructions by internet	Submit your proxy by mobile device	Submit your proxy or voting instructions by telephone	Submit your proxy or voting instructions by mail	Submit your vote online during the meeting
Go to www.proxyvote.com and enter the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.	Scan this QR code to vote with your mobile device. You will need the 16 digit control number provided on your proxy card or Notice of Internet Availability of Proxy Materials.
Call the number on your proxy card or voting instruction form. You will need the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.
Complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed, postage-paid envelope.
See the instructions in the section captioned “Webcast” above regarding attendance at the virtual annual meeting to vote online. You will need the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.

We encourage you to submit your proxy or voting instructions via the internet, which is convenient, helps reduce the environmental impact of our annual meeting and saves us significant postage and processing costs.

Meeting Agenda and Voting Recommendations

Agenda Item	Board Recommendation	Page
Election of the Class II director nominees specified in this proxy statement	FOR ALL NOMINEES	12
Vote to approve share increase amendment and material Section 162(m) terms under the SecureWorks Corp. 2016 Long-Term Incentive Plan	FOR	26
Ratification of appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending February 1, 2019	FOR	37

Director Nominees (Proposal 1)
The Board of Directors is asking you to vote “FOR” election of each of the director nominees listed below to serve as Class II directors. The holders of our Class A common stock and our Class B common stock will vote together as a single class on the election of directors. The holders of Class A common stock are entitled to one vote per share and the holder of Class B common stock is entitled to ten votes per share. We expect that Dell Technologies Inc., or Dell Technologies, the sole holder (through an indirect wholly-owned subsidiary) of our Class B common stock, representing approximately 86% of our outstanding shares as of the record date for our annual meeting, will vote “FOR” each of the director nominees.
Each nominee currently serves as a member of the Board of Directors as a Class II director. In our fiscal year ended February 2, 2018, each member of the Board of Directors attended at least 75% of the total number of the meetings of the Board of Directors and each Board committee held during the period in which such member served as a director of Secureworks or as a member of such committee. Set forth below is summary information about each director nominee.

Nominee and Principal Occupation	Age	Director Since	Director Group	Independent	Current Committee Membership
Pamela Daley Former Senior Vice President and Senior Advisor to the Chairman of the General Electric Company	65	2016	II	√	● Audit ● Governance and Nominating
Egon Durban Managing Partner and Managing Director of Silver Lake Partners	44	2015	II
James M. Whitehurst President and Chief Executive Officer of Red Hat, Inc.	50	2016	II	√	● Compensation (chair)

Share Increase Amendment and Material Section 162(m) Terms Under the SecureWorks Corp. 2016 Long-Term Incentive Plan (Proposal 2)
The Board of Directors is asking you to vote “FOR” approval of an amendment to the SecureWorks Corp. 2016 Long-Term Incentive Plan to increase the number of shares of Class A common stock issuable under the plan and to approve the material terms for payment of qualified performance-based compensation under the plan in accordance with Section 162(m) of the Internal Revenue Code, as described under “Proposal 2 - Approval of Share Increase Amendment and Material Section 162(m) Terms Under the SecureWorks Corp. 2016 Long-Term Incentive Plan.” We expect that Dell Technologies will vote “FOR” this proposal.

Independent Registered Public Accounting Firm (Proposal 3)
The Board of Directors is asking you to vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP, or PwC, as our independent registered public accounting firm for the fiscal year ending February 1, 2019. All PwC fees incurred in connection with professional services rendered to Secureworks during our fiscal year ended February 2, 2018 and our fiscal year ended February 3, 2017 are summarized under “Proposal 3 - Ratification of Appointment of Independent Registered Public Accounting Firm.” We expect that Dell Technologies will vote “FOR” this proposal.

Stockholder Proposals for 2019 Annual Meeting of Stockholders

•	Deadline for stockholder proposals to be included in our 2019 proxy statement: January 11, 2019

•	Deadline for proposed business and nominations for director that will not be included in our 2019 proxy statement: February 21, 2019 - March 23, 2019

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting To Be Held on Thursday, June 21, 2018:
The accompanying notice of annual meeting of stockholders,
proxy statement, form of proxy and Secureworks Annual Report on Form 10-K for the fiscal year ended February 2, 2018 are available electronically on our website at investors.secureworks.com
and at www.proxyvote.com.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING
The following summary briefly answers some questions you may have regarding these proxy materials and the annual meeting. This summary may not address all questions that could be important to you as a Secureworks stockholder. Please refer to the more detailed information contained elsewhere in this proxy statement and the documents referred to in this proxy statement.

Q:	Why am I receiving these materials?

A:
You are receiving these proxy materials in connection with the solicitation of proxies for our Class A common stock on behalf of our Board of Directors for use at the 2018 Annual Meeting of Stockholders, which will take place on Thursday, June 21, 2018, at 11:00 a.m., Eastern Time. As a stockholder as of the close of business on April 26, 2018, which is the record date fixed by the Board of Directors, you are entitled, and are urged, to vote your shares on the proposals described in this proxy statement, and are invited to attend the annual meeting, which will be held online.

Q:	What information is contained in these materials?

A:	These materials include

•	our notice of the annual meeting of stockholders;

•	our proxy statement for the annual meeting; and

•
our Annual Report on Form 10-K for our fiscal year ended February 2, 2018, or Fiscal 2018, which includes our audited consolidated financial statements and which is our annual report to stockholders for the fiscal year.

If you received a full set of printed versions of these materials by mail, these materials also should have included a proxy card for your shares of Class A common stock or a voting instruction form.
The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of the Company’s executive officers and directors, and other required information.

Q:	Why might I have received a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

A:
As permitted by the rules of the Securities and Exchange Commission, or the SEC, we are furnishing proxy materials to many of our stockholders via the internet, rather than mailing printed copies of those materials to each stockholder. If you received a Notice of Internet Availability of Proxy Materials, or Notice, by mail, you will not receive a paper or e-mail copy of the proxy materials unless you request one. To request a printed or e-mail copy of the proxy materials (free of charge), you should follow the instructions included in the Notice. The Notice also provides instructions on how to access the proxy materials online, how to submit your proxy or voting instructions via the internet, by telephone or by mail, and how to vote online at the annual meeting.

Q:	Why did some stockholders not receive a Notice in the mail?

A:
Some Secureworks stockholders, including stockholders who previously have requested to receive paper copies of the proxy materials, will receive paper copies of the proxy materials instead of a Notice.

In addition, stockholders who previously have elected delivery of proxy materials electronically will receive a Notice by e-mail. Those stockholders should have received an e-mail containing a link to the website where the proxy materials are available and a link to the proxy voting website.

Q:	How do I access the proxy materials or request a paper or electronic copy if I received a Notice?

A:
The Notice you received from Secureworks or your bank, brokerage firm or other nominee provides instructions regarding how to view Secureworks’ proxy materials for the annual meeting online. As explained in the Notice, to view the proxy materials and submit your proxy or voting instructions, you will need to follow the instructions in your Notice and have available your 16-digit control number contained in your Notice. The proxy statement and Secureworks’ Annual Report on Form 10-K for Fiscal 2018 are also available electronically on our website at investors.secureworks.com.
A paper or e-mail copy of the proxy materials may be requested (free of charge) using one of the methods described in the Notice.

Q:	What proposals will be voted on at the annual meeting?

A:	Stockholders will vote on three proposals at the annual meeting:

•
Proposal 1 - To elect to the Board of Directors the three nominees specified in this proxy statement as Class II directors, each for a three-year term expiring at the 2021 Annual Meeting of Stockholders or until their successors are duly elected and qualified

•
Proposal 2 - To approve an amendment to the SecureWorks Corp. 2016 Long-Term Incentive Plan to increase the number of shares of Class A common stock issuable under the plan and to approve the material terms for payment of qualified performance-based compensation under the plan in accordance with Section 162(m) of the Internal Revenue Code

•	Proposal 3 - To ratify the appointment of PwC as Secureworks’ independent registered public accounting firm for Fiscal 2019

Q:	How does the Board of Directors recommend that I vote on these proposals?

A:	The Board of Directors unanimously recommends that you vote your shares:

•	“FOR” the election of each of the Board’s director nominees, as described in Proposal 1

•	“FOR” approval of the share increase amendment and material Section 162(m) terms under the SecureWorks Corp. 2016 Long-Term Incentive Plan, as described in Proposal 2

•	“FOR” the ratification of the appointment of PwC as Secureworks’ independent registered public accounting firm for our fiscal year ending February 1, 2019, as described in Proposal 3

Q:	Who is entitled to vote at the annual meeting?

A:
Holders of record of our Class A common stock and our Class B common stock as of the close of business on April 26, 2018, which is the record date fixed by the Board of Directors, are entitled to vote their shares at the annual meeting.

A complete list of stockholders entitled to vote at the annual meeting will be available for inspection by any stockholder for any purpose germane to the annual meeting for at least ten days before the annual meeting during ordinary business hours at our headquarters located at One Concourse Parkway NE, Suite 500, Atlanta, Georgia 30328. In addition, the list will be available to any stockholder for examination online during the annual meeting. To access the list during the annual meeting, please visit www.virtualshareholdermeeting.com/SCWX2018 and enter the 16-digit control number provided on your proxy card, voting instruction form or Notice.

Q:	What constitutes a quorum for the annual meeting?

A:
To conduct any business at the annual meeting, a quorum must be present in person or represented by valid proxies. The holders of shares of our common stock representing a majority in voting power of the shares of our common stock outstanding and entitled to vote at the annual meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at the meeting.

Q:	How many shares may be voted at the annual meeting?

A:
Secureworks has issued and outstanding shares of two classes of its authorized common stock consisting of Class A common stock and Class B common stock. As of the record date for the annual meeting, 81,704,535 shares of common stock were outstanding and entitled to vote, of which 11,704,535 shares are shares of Class A common stock and 70,000,000 shares are shares of Class B common stock.

Our Class A common stock is listed on the Nasdaq Global Select Market of The Nasdaq Stock Market LLC, or Nasdaq, and is registered under Section 12 of the Securities Exchange Act of 1934, or the Exchange Act. Our Class B common stock is not listed on any securities exchange or registered under the Exchange Act.

Q:	What shares may I vote and what are the voting rights of the holders of Secureworks’ common stock?

A:
You may vote all of the shares of Secureworks common stock owned by you as of the close of business on the record date. Each share of Class A common stock is entitled to one vote per share and each share of Class B common stock is entitled to ten votes per share. Stockholders are not entitled to cumulate their votes in the election of directors.

Q:	What is the difference between a “stockholder of record” and a “beneficial owner”?

A:	Whether you are a “stockholder of record” or a “beneficial owner” with respect to your shares of Secureworks common stock depends on how you hold your shares:

•
Stockholder of Record: If you hold shares directly in your name on records maintained by Secureworks’ transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the “stockholder of record” with respect to those shares, the proxy materials or Notice have been sent directly to you by Secureworks, and you may submit a proxy and vote those shares in the manner described in this proxy statement.

•
Beneficial Owner: If your shares of Class A common stock are held through a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and these proxy materials (or a Notice, if applicable) are being forwarded to you by your nominee along with a voting instruction form. You may use the voting instruction form to direct your nominee on how to vote your shares, using one of the methods described on the voting instruction form.

Q:	May I attend the annual meeting? What do I need in order to attend the meeting?

A:
The annual meeting will be conducted completely online via the internet. Stockholders may attend and participate in the meeting by visiting www.virtualshareholdermeeting.com/SCWX2018. To access the annual meeting, you will need the 16-digit control number included on your Notice, on your proxy card or on your voting instruction form.

We encourage you to access the annual meeting before the start time of 11:00 a.m., Eastern Time, on June 21, 2018. Please allow ample time for online check-in, which will begin at 10:45 a.m., Eastern Time, on June 21, 2018.

Q:	Why is the annual meeting a virtual, online meeting?

A:
By conducting our annual meeting solely online via the internet, we eliminate many of the costs associated with a physical meeting. In addition, we anticipate that a virtual meeting will provide greater accessibility for stockholders, encourage stockholder participation from around the world, and improve our ability to communicate more effectively with our stockholders during the meeting.

Q:	How may I vote my shares at the virtual annual meeting?

A:
If you hold shares of Secureworks common stock as the stockholder of record or, if you have a valid proxy from the record holder to vote the shares, in street name as a beneficial owner, you have the right to vote those shares at the virtual annual meeting. If you choose to do so, please follow the instructions at www.virtualshareholdermeeting.com/SCWX2018 in order to vote or submit questions during the meeting.

Even if you plan to attend the virtual annual meeting, you should submit a proxy or voting instructions for your shares in advance, so that your vote will be counted if you later decide not to attend the virtual annual meeting.

Q:	How may I vote my shares without attending the annual meeting?

A:	Even if you plan to attend the virtual annual meeting, you should submit a proxy or voting instructions before the meeting by the method or methods below:

•
For stockholders who received a Notice by mail: You may access the proxy materials and voting instructions over the internet via the web address provided on the Notice. To access the materials and to submit your proxy or voting instructions, you will need the 16-digit control number provided on the Notice you received in the mail. You may submit your proxy or voting instructions by following the instructions on the Notice or on the proxy voting website.

•
For stockholders who received the proxy materials by e-mail: You may access the proxy materials and voting instructions over the internet via the web address provided in the e-mail. To submit your proxy or voting instructions, you will need the 16-digit control number provided in the e-mail. You may submit your proxy or voting instructions by following the instructions in the e-mail or on the proxy voting website.

•
For stockholders who received the proxy materials by mail: You may submit your proxy or voting instructions by following the instructions provided on the proxy card or voting instruction form. If you submit your proxy or voting instructions via the internet or by telephone, you will need the 16-digit control number provided on the proxy card or voting instruction form. If you submit your proxy or voting instructions by mail, please complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed, postage-paid envelope.

Q:	What is the deadline for submitting a proxy or voting instructions via the internet or by telephone?

A:	If you are a stockholder of record and do not vote at the virtual annual meeting, you may submit your proxy via the internet or by telephone until 11:59 p.m., Eastern Time on Wednesday, June 20, 2018.

If you are a beneficial owner of shares of Class A common stock held through a bank, brokerage firm or other nominee, please follow the instructions on your voting instruction form.

Q:	May I revoke my proxy or voting instructions before my shares are voted at the annual meeting?

A:
Yes. Stockholders generally have the right to revoke their proxy or voting instructions before their shares are voted at the annual meeting, subject to the voting deadlines described in the answer to the immediately preceding question. Your attendance at the annual meeting will not automatically revoke your proxy unless you vote at the meeting or file a written notice with the Secretary of Secureworks requesting that your prior proxy be revoked, as described below.

•	Stockholders of Record: If you are a stockholder of record, you may revoke a proxy by:

•	signing another proxy card with a later date and delivering it to an officer of the Company before the annual meeting;

•	submitting a later proxy via the internet or by telephone before 11:59 p.m., Eastern Time, on June 20, 2018;

•	providing written notice of your revocation to Secureworks’ Corporate Secretary at SecureWorks Corp., One Concourse Parkway NE, Suite 500, Atlanta, Georgia 30328, Attn: Corporate Secretary; or

•	voting online at the annual meeting.
Stockholders of record may change their proxy by using any one of these methods regardless of the method they previously used to submit their proxy. Only the latest dated proxy card you submit will be counted.

•	Beneficial Owners: If you are a beneficial owner of shares of Class A common stock held through a bank, brokerage firm or other nominee, you may submit new voting instructions by:

•	submitting new voting instructions in the manner stated in the voting instruction form; or

•	voting your shares online at the annual meeting.

Q:	How do I elect to receive future proxy materials electronically?

A:
If you received a paper copy of the proxy materials or the Notice, you may elect to receive future Secureworks proxy materials electronically by following the instructions on your proxy card or voting instruction form or at www.proxyvote.com. Choosing to receive your future proxy materials by e-mail will help us conserve natural resources and reduce the costs of printing and distributing our proxy materials. If you choose to receive future proxy materials by e-mail, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

Q:	What does it mean if I receive more than one proxy card or voting instruction form?

A:
If your shares of Class A common stock are held in more than one account, you will receive a proxy card or voting instruction form for each account. To ensure that all of your shares are voted, please follow the instructions you receive for each account to submit a proxy or voting instructions via the internet or by telephone, or by completing, dating, signing and returning your proxy card or voting instruction form in the pre-addressed, postage-paid envelope provided.

Q:	How will my shares be voted if I submit my proxy or voting instruction form but do not provide specific voting instructions in the proxy or voting instruction form I submit?

A:	The effect of submitting a proxy or voting instruction form without providing specific voting instructions depends on how you hold your shares.

•	Stockholders of Record: If you sign and submit a proxy to Secureworks but do not indicate any voting instructions, your shares will be voted as follows:

•	“FOR” the election of each director nominee specified in Proposal 1

•	“FOR” Proposal 2 (approval of the share increase amendment and material Section 162(m) terms under the SecureWorks Corp. 2016 Long-Term Incentive Plan)

•	“FOR” Proposal 3 (ratification of appointment of independent registered public accounting firm)
If any other business properly comes before the stockholders for a vote at the annual meeting, or any adjournment or postponement of the meeting, your shares will be voted according to the discretion of the Company’s proxy holders.

•
Beneficial Owners: A bank, brokerage firm or other nominee that holds shares of Class A common stock for a beneficial owner will be entitled to vote those shares without instructions from the beneficial owner on matters that are considered “routine” in nature. The ratification of the appointment of PwC as Secureworks’ independent registered public accounting firm for the fiscal year ending February 1, 2019 in Proposal 3 is the only proposal to be acted on at the annual meeting that is considered “routine.” Unless instructed by the beneficial owner on how to vote, a bank, brokerage firm or other nominee is not entitled to vote the shares it holds for a beneficial owner on any proposals that are considered “non-routine,” which for the annual meeting is Proposal 1 (election of directors) and Proposal 2 (approval of the share increase amendment and material Section 162(m) terms under the SecureWorks Corp. 2016 Long-Term Incentive Plan).

Consequently, if you hold your shares of Secureworks common stock through a bank, brokerage firm or other nominee and you do not submit any voting instructions to your nominee, your nominee (1) may not exercise its discretion to vote your shares on Proposal 1 (election of directors) and Proposal 2 (approval of the share increase amendment and material Section 162(m) terms under the SecureWorks Corp. 2016 Long-Term Incentive Plan), but (2) may exercise its discretion to vote your shares on Proposal 3 (ratification of appointment of independent registered public accounting firm). If your shares are voted as directed by your bank, brokerage firm or other nominee on the routine proposal (Proposal 3), your shares will constitute “broker non-votes” on the non-routine proposals (Proposals 1 and 2) and will not affect the outcome of the vote for such proposals (see below for a further discussion of broker non-votes). If you are a beneficial owner and want your vote to count on Proposal 1 (the election of directors) and Proposal 2 (approval of the share increase amendment and material Section 162(m) terms under the SecureWorks Corp. 2016 Long-Term Incentive Plan), you must instruct your bank, brokerage firm or other nominee how to vote your shares.

Q:	What vote is required to approve each of the proposals?

A:	The voting requirements for approval of the proposals at the annual meeting, assuming a quorum is present or represented at the meeting, are as follows:

Proposal	Vote required	Broker discretionary voting allowed?
Proposal 1: Election of Class II directors	Plurality of votes cast with respect to shares present and entitled to vote on the election of directors	No
Proposal 2: Approval of the share increase amendment and material Section 162(m) terms under the SecureWorks Corp. 2016 Long-Term Incentive Plan	Affirmative vote of holders of shares representing a majority in voting power of shares present and entitled to vote on the proposal	No
Proposal 3: Ratification of appointment of independent registered public accounting firm	Affirmative vote of holders of shares representing a majority in voting power of shares present and entitled to vote on the proposal	Yes

Q:	What effect do abstentions and broker non-votes have on the proposals?

A:	If your shares are counted as either a broker non-vote or an abstention, your shares will be included in the number of shares represented for purposes of determining whether a quorum is present.
In regard to the effect of each on the outcome of each proposal:

•
Abstentions: Abstentions will have no effect on the outcome of the vote for Proposal 1 (election of directors). Abstentions will have the same effect as a vote against Proposal 2 (approval of the share increase amendment and material Section 162(m) terms under the SecureWorks Corp. 2016 Long-Term Incentive Plan) and Proposal 3 (ratification of appointment of independent registered public accounting firm).

•
Broker non-votes: Broker non-votes will have no effect on the outcome of the vote for Proposal 1 or 2. A “broker non-vote” occurs when (1) the beneficial owner of shares held through a bank, brokerage firm or other nominee in “street name” does not give the nominee specific voting instructions on the matter, (2) the proposal being voted on is a matter that is considered “non-routine” in nature and (3) there is at least one “routine” proposal being voted on at the same meeting. If you are a beneficial owner of Class A common stock and do not submit any voting instructions to your bank, brokerage firm or other nominee, your nominee may exercise its discretion to vote your shares on Proposal 3, because that proposal is considered “routine.” However, a nominee is not entitled to vote the shares it holds for a beneficial owner on any “non-routine” proposals. Therefore, if you do not provide specific voting instructions to your nominee, and if your shares are voted as directed by your nominee on Proposal 3, your shares will constitute broker non-votes with respect to Proposal 1 or 2, as applicable, because these are non-routine proposals.

Q:	How will the voting power of the Class B common stock held by our principal stockholder affect the approval of the proposals being voted on at the annual meeting?

A:
The holders of our Class A common stock are entitled to one vote per share and the holder of our Class B common stock is entitled to ten votes per share on all matters to be voted on at the annual meeting. The holders of our Class A common stock and Class B common stock will vote together as a single class on all proposals described in this proxy statement.

As of the record date for the annual meeting, Dell Technologies, our ultimate parent company and controlling stockholder, held (through an indirect wholly-owned subsidiary) all of the outstanding Class B common stock, which represented approximately 86% of the outstanding shares of our common stock, or approximately 98% of the total voting power of the outstanding shares of our common stock, as of that date.

By reason of its ownership of our Class B common stock representing a majority of the total voting power represented by all of the outstanding shares of the Class A common stock and the Class B common stock, Dell Technologies (acting through its indirect wholly-owned subsidiary) has the ability to elect all director nominees, to approve the share increase amendment and material Section 162(m) terms under the SecureWorks Corp. 2016 Long-Term Incentive Plan, and to approve the ratification of the appointment of PwC as Secureworks’ independent registered public accounting firm for our fiscal year ending February 1, 2019. We expect that Dell Technologies will vote for Proposals 1, 2 and 3.

Q:	What happens if additional matters are presented at the annual meeting?

A:
If you grant a proxy to the Company, the Company’s proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting. Other than matters and proposals described in this proxy statement, as of the date of this proxy statement, SecureWorks has not received valid notice of any other business to be acted upon at the annual meeting.

Q:	Who will count the votes?

A:	Broadridge Financial Solutions, Inc., or a representative or agent of Broadridge Financial Solutions, Inc., will tabulate and certify the votes as the inspector of election for the annual meeting.

Q:	Where can I find the voting results of the annual meeting?

A:
Secureworks will report the voting results by filing a current report on Form 8-K with the SEC within four business days after the date of the annual meeting. If the final voting results are not known when Secureworks files its report, it will amend the initial report to disclose the final voting results within four business days after those results become known.

Q:	Who will bear the cost of soliciting votes for the annual meeting?

A:
Secureworks will bear all costs of this proxy solicitation. Proxies may be solicited by mail, in person, by telephone, by facsimile, by electronic means or by advertisements by directors, executive officers and other employees of Secureworks or its subsidiaries, without additional compensation. Secureworks will reimburse banks, brokerage firms and other nominees for their reasonable expenses to forward proxy materials to beneficial owners.

Q:	Are copies of the proxy materials for the annual meeting and Secureworks’ Annual Report on Form 10-K available electronically?

A:
Yes. Copies of the proxy materials for the annual meeting and Secureworks’ Annual Report on Form 10-K for Fiscal 2018, which is our annual report to stockholders for the fiscal year, are available without exhibits at investors.secureworks.com, and with exhibits at the website maintained by the SEC at www.sec.gov.

Q:
How may I propose matters for inclusion in Secureworks’ proxy materials for the 2019 Annual Meeting of Stockholders or for consideration at the 2019 Annual Meeting of Stockholders, and what are the deadlines?

A:
For information on how to propose matters for inclusion in Secureworks’ proxy materials for the 2019 Annual Meeting of Stockholders or for consideration at the 2019 Annual Meeting of Stockholders without inclusion in our proxy materials, and for the specification of applicable deadlines, see “Additional Information - Stockholder Proposals for Next Year’s Annual Meeting.”

Q:	What are the implications of Secureworks being an “emerging growth company”?

A:
We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012, or the JOBS Act. For so long as we remain an emerging growth company, we are permitted, and currently intend, to rely on certain provisions of the JOBS Act that contain exceptions to and exemptions from disclosure and other requirements that otherwise are applicable to companies that file periodic reports with the SEC. Among other provisions, the JOBS Act permits us to include reduced disclosure regarding executive compensation in this proxy statement and our other SEC filings and provides an exemption from the requirement to hold a non-binding, advisory vote on executive compensation and stockholder approval of any golden parachute arrangements not previously approved.

Q:	What is “householding” and how does it affect me?

A:
For information on “householding” of proxy materials and how it may affect you, including how to obtain a separate set of voting materials, see “Additional Information - Stockholders Sharing the Same Last Name and Address.”

Q:	What is the address of Secureworks’ principal executive offices?

A:	The mailing address of our principal executive offices is One Concourse Parkway NE, Suite 500, Atlanta, Georgia 30328.

Q:	Who can help answer my other questions or help me if I need other assistance?

A:
If you have questions about the annual meeting, require assistance in submitting your proxy or voting your shares, or need additional copies of this proxy statement or the proxy card, please contact Investor Relations at (404) 639-9191 or investorrelations@secureworks.com.

If your bank, brokerage firm or other nominee holds your shares of Class A common stock, you also should contact your nominee for additional information.

PROPOSAL 1 - ELECTION OF DIRECTORS

Upon the recommendation of our Governance and Nominating Committee, whose members consist exclusively of independent directors, the Board of Directors has nominated Pamela Daley, Egon Durban and James M. Whitehurst for election to the Board as Class II directors at this annual meeting. The stockholders are being asked to vote for the election of the three nominees to the Board. Each nominee is currently serving as a Class II director. The directors to be elected at this annual meeting will serve a three-year term until the 2021 Annual Meeting of Stockholders and until their successors are elected and qualified.

Director Classes

Our Board of Directors is currently composed of eight members. Under our certificate of incorporation, our Board may consist of a maximum of 15 directors. The number of authorized directors from time to time is determined by the Board.

The Board of Directors is divided into the following three classes that serve staggered three-year terms:

•	Class I directors, who were elected at last year’s annual meeting and whose term will expire at the 2020 Annual Meeting of Stockholders

•	Class II directors, whose term will expire at this 2018 Annual Meeting of Stockholders

•	Class III directors, whose term will expire at the 2019 Annual Meeting of Stockholders

The following directors currently serve on the Board of Directors:

•	Michael R. Cote and Yagyensh C. (Buno) Pati serve as Class I directors

•	Pamela Daley, Egon Durban and James M. Whitehurst serve as Class II directors

•	Michael S. Dell, Mark J. Hawkins and William R. McDermott serve as Class III directors
Directors of each class will hold office until the annual meeting for the year in which their term expires (as indicated above) and until their successors are elected and qualified, subject, however, to the prior death, resignation, retirement, disqualification or removal of a director from office. The number of directors in each class may be changed only by resolution of a majority of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so as to ensure that the classes are as nearly equal in number as the then-authorized number of directors permits.
Director Nominees
Each director nominee has consented to serve as a nominee, to serve as a director if elected, and to be named as a nominee in this proxy statement. If any nominee is unavailable for election or unable to serve upon election, the Company’s proxy holders will vote the shares of Class A common stock for which they have received validly executed proxies for any substitute nominee proposed by the Board of Directors (unless the Board of Directors chooses to reduce the number of directors on the Board in accordance with our certificate of incorporation).
Biographical and qualification information about each nominee is included under “- Directors Standing for Election.” The Board’s recommendation of its director nominees is based on its carefully considered judgment that the qualifications and experience of the nominees, particularly in areas relevant to Secureworks’ strategy and operations, make them suitable candidates to serve on the Board.
The Board of Directors unanimously recommends a vote “FOR” each of the Board’s nominees for Class II director.

Director Qualifications and Information

Director Qualifications - The Board of Directors believes that individuals who serve on the Board should have demonstrated notable or significant achievements in business, education or public service; should possess the requisite intelligence, education, experience and judgment to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and should have the highest standards of ethics and integrity, a strong sense of professionalism and intense dedication to serving the interests of our stockholders. The following are qualifications, experience and skills for Board members which are important to business and our future:

•
Leadership Experience - Secureworks seeks directors who demonstrate extraordinary leadership qualities. Strong leaders bring vision, strategic agility, diverse and global perspectives and broad business insight to the Company. They demonstrate practical management experience, skills for managing change and deep knowledge of industries, geographies and risk management strategies relevant to the Company. They have experience in identifying and developing our current and future leaders.

•
Industry Experience - Secureworks also seeks directors who have relevant industry experience. We value experience in our high-priority areas, including new or expanding services and solutions, client segments or geographies, organic and inorganic growth strategies and existing and new technologies; deep or unique understanding of Secureworks’ business environments; and experience with, exposure to, or reputation among a broad subset of our client base.

•
Financial Experience - Secureworks believes that all directors should possess an understanding of finance and related corporate reporting processes. We also seek directors who qualify as an “audit committee financial expert,” as defined in the SEC’s rules, for service on the Audit Committee.

•
International Experience - Secureworks seeks directors with a global mindset and experience in emerging markets to help guide our growth. In addition, we seek directors with operational experience to understand the competitive dynamics of our business strategy and execution and key business processes.

•
Diversity of Background - Although the Board of Directors has not established any formal diversity policy to be used to identify director nominees, it recognizes that a current strength of the Board stems from the diversity of perspectives and understanding that arises from discussions involving individuals of varied backgrounds and experience. When assessing a candidate’s background and experience, the Governance and Nominating Committee takes into consideration a broad range of relevant factors, including a candidate’s gender and ethnic and geographic backgrounds.

Director Matrix - The Governance and Nominating Committee selects, evaluates and recommends to the full Board of Directors qualified candidates for election or appointment to the Board. The following matrix outlines specific qualifications through which our directors bring to the Board a diversity of experience, background and international perspective and allows the committee to identify areas of expertise and experience that may benefit the Board of Directors in the future as well as gaps in those areas that may arise as directors retire. The matrix below shows how the current directors (including the nominees for election at this annual meeting) contribute the various skills, experiences and perspectives that the Board and the Governance and Nominating Committee consider important.

	Leadership			Financial		International	Diversity
Name	Security Industry	Chief Executive Officer Experience	Financial Literacy	Audit Committee Financial Expert	Chief Financial Officer Experience	Global Mindset, Emerging Markets, Operational Experience	Gender	Ethnicity
Michael R. Cote	X	X	X		X	X
Pamela Daley			X			X	X
Michael S. Dell	X	X	X			X
Egon Durban	X		X			X
Mark J. Hawkins			X	X	X	X
William R. McDermott		X	X			X
Yagyensh C. (Buno) Pati		X	X			X		X
James M. Whitehurst		X	X			X

Set forth below is biographical information, as of May 1, 2018, about the persons whom the Board of Directors has nominated for election at the annual meeting and the continuing directors, including the qualifications, experience and skills the Board considered in determining that each such person should serve as a director:

Directors Standing for Election

Pamela Daley Class II Director Term expires: 2018 Annual Meeting Age: 65 Director since April 2016 Board committees: ● Audit ● Governance and Nominating
Before her retirement in January 2014 from the General Electric Company, or GE, one of the world’s largest infrastructure and financial services companies, Ms. Daley served with GE in a number of roles, including Senior Vice President and Senior Advisor to the Chairman from April 2013 to January 2014, Senior Vice President of Corporate Business Development from August 2004 to March 2013 and Vice President and Senior Counsel for Transactions from 1991 to July 2004. As Senior Vice President for Corporate Business Development, Ms. Daley was responsible for GE’s merger, acquisition and divestiture activities worldwide. Before she joined GE in 1989 as Tax Counsel, Ms. Daley was a partner at Morgan, Lewis & Bockius, an international law firm, where she specialized in domestic and cross-border tax-oriented financings and commercial transactions. Ms. Daley also serves as a director of BlackRock, Inc., a global asset management company. She was a director of BG Group plc, an international gas and oil company traded on the London Stock Exchange, until BG Group was acquired by Royal Dutch Shell plc in February 2016. Ms. Daley was also a director of Patheon N.V., a global pharmaceutical contract development and manufacturing organization traded on the New York Stock Exchange, until August 2017, when Patheon was acquired by Thermo Fisher Scientific Inc.

Director Qualifications

Leadership Experience - Over 20 years of service as an executive with GE

Strategic and Transactional Experience - Over 35 years of experience in leadership development, international operations, transactions, business development and global strategy

Egon Durban Class II Director Term expires: 2018 Annual Meeting Age: 44 Director since December 2015
Mr. Durban has been a member of the board of directors of Dell Technologies since the closing of Dell Inc.’s going-private transaction in October 2013. Mr. Durban is a Managing Partner and Managing Director of Silver Lake Partners, or Silver Lake, a global private equity firm. Mr. Durban joined Silver Lake in 1999 as a founding principal and is based in the firm’s Menlo Park office. He has previously worked in the firm’s New York office, as well as the London office, which he launched and managed from 2005 to 2010. Mr. Durban serves on the boards of directors of Motorola Solutions, Inc., a global provider of communication infrastructure, devices, accessories, software and services, Pivotal Software, Inc. and VMware, Inc. VMware, Inc., a cloud infrastructure and digital workspace technology company, and Pivotal Software, Inc., which provides a leading cloud-native platform, are public majority-owned subsidiaries of Dell Technologies. Previously, Mr. Durban served on the boards of directors of Intelsat S.A., a provider of integrated satellite solutions, from 2011 to 2016, and of NXP Semiconductors N.V., a provider of secure connectivity solutions, from 2006 to 2013. Mr. Durban currently serves on the board of directors of Tipping Point, a poverty-fighting organization that identifies and funds leading non-profit programs in the Bay Area to assist individuals and families in need. Before joining Silver Lake, Mr. Durban worked in Morgan Stanley’s investment banking division.

Director Qualifications

Leadership Experience - Extensive knowledge and years of experience in global strategic leadership and management of multiple companies

Industry and Finance Experience - Strong experience in technology and finance; current service as a director of Dell Technologies

James M. Whitehurst Class II Director Term expires: 2018 Annual Meeting Age: 50 Director since April 2016 Board committees: ● Compensation (Chair)
Mr. Whitehurst is currently the President and Chief Executive Officer of Red Hat, Inc., or Red Hat, a provider of open source enterprise IT software solutions and services, a position he has held since January 2008. Mr. Whitehurst previously served as Chief Operating Officer for Delta Air Lines, or Delta, from July 2005 to August 2007, and as Chief Network and Planning Officer of Delta from May 2004 to July 2005. From 2002 to 2004, Mr. Whitehurst served as Senior Vice President, Finance, Treasury & Business Development for Delta. Before joining Delta, Mr. Whitehurst held multiple positions at the Boston Consulting Group, a global management consulting firm. Mr. Whitehurst serves as a director of Red Hat and United Continental Holdings, Inc. (United Airlines), a major American air carrier. He formerly served as a director of DigitalGlobe, Inc., a builder and operator of satellites for digital imaging.

Director Qualifications

Leadership Experience - Executive management experience within diverse business environments, including as chief executive officer of Red Hat and as chief operating officer for Delta

Strategic and Financial Experience - Ability to provide valuable strategic advice and offer financial, managerial and international expertise to the Board of Directors

Continuing Directors

Michael R. Cote Class I Director Term expires: 2020 Annual Meeting Age: 57 Director since May 2015
Mr. Cote has served as our President and Chief Executive Officer since May 2015. He served as our General Manager and as Vice President of Dell Inc. from our acquisition by Dell Inc. in February 2011 until May 2015. Before our acquisition by Dell Inc., Mr. Cote had served as our Chairman, President and Chief Executive Officer since February 2002. From January 2000 to January 2002, Mr. Cote was Chief Financial Officer of Talus Solutions, Inc., a pricing and revenue management software firm acquired in December 2000 by Manugistics Group, Inc., a public supply chain management software company. From February 1997 until September 1999, Mr. Cote served as Chief Operating Officer and Chief Financial Officer of MSI Solutions Inc., a web application development and systems integration company that was acquired in September 1999 by Eclipsys Corporation, a public healthcare software company. From April 1993 to January 1997, Mr. Cote served as the Chief Financial Officer of Medaphis Corporation, or Medaphis (subsequently acquired by Per-Se Technologies, Inc.), a provider of financial and administrative healthcare solutions, where he managed numerous acquisitions and equity offerings. He served as the Controller of Medaphis from March 1992 until April 1993. Before March 1992, Mr. Cote held various positions at KPMG LLP, an independent registered public accounting firm.

Director Qualifications

Leadership Experience - Principal executive officer of Secureworks since 2002

Finance Experience - Broad finance experience as former chief financial officer of multiple companies in the information technology industry

Michael S. Dell Class III Director Term expires: 2019 Annual Meeting Age: 53 Director since December 2015
Mr. Dell has served as a director and our non-executive Chairman of the Board since December 11, 2015. Mr. Dell serves as Chairman of the Board and Chief Executive Officer of Dell Technologies. Mr. Dell also served as Chief Executive Officer of Dell Inc. from 1984 until July 2004 and resumed that role in January 2007. In 1998, Mr. Dell formed MSD Capital, L.P. for the purpose of managing his and his family’s investments, and, in 1999, he and his wife established the Michael & Susan Dell Foundation to provide philanthropic support to a variety of global causes. He is an honorary member of the Foundation Board of the World Economic Forum and is an executive committee member of the International Business Council. He serves as a member of the Technology CEO Council and is a member of the U.S. Business Council and the Business Roundtable. He also serves on the governing board of the Indian School of Business in Hyderabad, India, and is a board member of Catalyst, Inc., a non-profit organization that promotes inclusive workplaces for women. In June 2014, Mr. Dell was named the United Nations Foundation’s first Global Advocate for Entrepreneurship. Mr. Dell is also Chairman of the Board of VMware, Inc., a cloud infrastructure and digital workspace technology company, and a director of Pivotal Software, Inc., which provides a leading cloud-native platform, each of which is a public majority-owned subsidiary of Dell Technologies. See “- Settlement of SEC Proceeding with Mr. Dell” below for information about legal proceedings to which Mr. Dell has been a party.

Director Qualifications

Leadership Experience - Founder of Dell Inc. and Chairman of the Board and CEO of Dell Technologies

Industry Experience - Deep knowledge of new and existing technologies and the information technology industry

Mark J. Hawkins Class III Director Term expires: 2019 Annual Meeting Age: 59 Director since April 2016 Board committees: ● Audit (Chair) ● Compensation
Mr. Hawkins has served as President of Salesforce.com, Inc., a provider of enterprise cloud computing solutions with a focus on customer relationship management, since August 2016 and as Chief Financial Officer since August 2014. He served as Executive Vice President of Salesforce.com from August 2014 to August 2016. Mr. Hawkins previously served as Chief Financial Officer, Executive Vice President and Principal Financial Officer of Autodesk, Inc., a provider of three-dimensional design, engineering and entertainment software, from April 2009 to July 2014. From April 2006 to April 2009, Mr. Hawkins served as Chief Financial Officer and Senior Vice President of Finance & Information Technology at Logitech International S.A., a global provider of personal computer and tablet accessories. From January 2000 to March 2006, Mr. Hawkins served as Vice President of Finance for Dell Inc.’s Worldwide Procurement and Logistics organization, as well as Vice President of Finance for Dell Inc.’s U.S. Home Segment. Before joining Dell Inc., Mr. Hawkins spent nearly 19 years at Hewlett-Packard Company, a global IT company, where he held a variety of finance and business management roles. Mr. Hawkins formerly served as a director of BMC Software, a technology and digital enterprise management company, from May 2010 to September 2013.

Director Qualifications

Finance Experience - More than 30 years of experience with leading finance organizations at global software and technology companies

Leadership and Industry Experience - Experience and expertise in information technology and global operations

William R. McDermott Class III Director Term expires: 2019 Annual Meeting Age: 56 Director since April 2016 Board committees: ● Audit ● Governance and Nominating (Chair)
Mr. McDermott has served as Chief Executive Officer of SAP SE (formerly SAP AG), or SAP, a business software company that provides collaborative business solutions to companies of all sizes, since May 2014 and as Executive Board Member of SAP since 2008. He served as Co-Chief Executive Officer of SAP from February 2010 to May 2014 and, before his service in that position, as President of Global Field Operations and Chief Executive Officer of SAP Americas & Asia Pacific Japan. Before joining SAP in 2002, Mr. McDermott served as Executive Vice President of Worldwide Sales & Operations at Siebel Systems, an e-business software company, and as President of Gartner, Inc., an IT research and advisory firm. He spent 17 years at Xerox Corporation in various senior management positions, including President of the U.S. Major Account Organization and Senior Vice President/General Manager of Xerox Business Systems. Mr. McDermott also serves as a director of Under Armour, Inc., a performance apparel company dedicated to technologically advanced products, and ANSYS, Inc., a provider of engineering and simulation software and technologies.

Director Qualifications

Leadership Experience - Extensive experience permitting contribution of significant leadership, finance, international and operational expertise and insight

Industry Experience - Experience serving in top positions with large leading global software and technology companies for more than 20 years

Yagyensh C. (Buno) Pati Class I Director Term expires: 2020 Annual Meeting Age: 54 Director since September 2016 Board committees: ● Audit ● Governance and Nominating
Mr. Pati has been a Partner of Centerview Capital Technology, or Centerview, a private investment firm, since May 2016. At Centerview, Mr. Pati’s investment focus is on cybersecurity and data and analytics. Before assuming his partnership, Mr. Pati served as Advisor to Centerview from June 2014. He has served as Chairman of the Board of Infoworks.io, an enterprise software company, since August 2014. Before his association with Centerview, Mr. Pati founded Numerical Technologies, Inc., a company that redefined how integrated circuits are designed and manufactured, and served as the company’s Chief Executive Officer from October 1995 to August 2002 and as Chairman from August 2002 to March 2003, when the company was acquired by Synopsys, Inc. He helped launch Nexus Venture Partners, a pioneer in Indian venture capital, and has served as Advisor to that firm since January 2012. Mr. Pati also founded Sezmi Corporation, a company that develops and markets video services offerings for telecommunications service providers, and served as Chief Executive Officer and a director of the company from June 2006 to December 2011.

Director Qualifications

Leadership Experience - Founder and CEO of two technology companies; experience as chairman or advisor to several other companies

Industry Experience - Extensive knowledge of hardware and software technologies; specialization in technology investment in cybersecurity and data and analytics sectors

Settlement of SEC Proceeding with Mr. Dell - On October 13, 2010, a federal district court approved settlements by Dell Inc. and Mr. Dell with the SEC resolving an SEC investigation into Dell Inc.’s disclosures and alleged omissions before fiscal year 2008 regarding certain aspects of its commercial relationship with Intel Corporation and into separate accounting and financial reporting matters. Dell Inc. and Mr. Dell entered into the settlements without admitting or denying the allegations in the SEC’s complaint, as is consistent with common SEC practice. The SEC’s allegations with respect to Mr. Dell and his settlement were limited to the alleged failure to provide adequate disclosures with respect to Dell Inc.’s commercial relationship with Intel Corporation before fiscal year 2008. Mr. Dell’s settlement did not involve any of the separate accounting fraud charges settled by Dell Inc. and others. Moreover, Mr. Dell’s settlement was limited to claims in which only negligence, and not fraudulent intent, is required to establish liability, as well as secondary liability claims for other non-fraud charges. Under his settlement, Mr. Dell consented to a permanent injunction against future violations of these negligence-based provisions and other non-fraud based provisions related to periodic reporting. Specifically, Mr. Dell consented to be enjoined from violating Sections 17(a)(2) and (3) of the Securities Act of 1933 and Rule 13a-14 under the Exchange Act, and from aiding and abetting violations of Section 13(a) of the Exchange Act and Rules 12b-20, 13a-1 and 13a-13 under the Exchange Act. In addition, Mr. Dell agreed to pay a civil monetary penalty of $4 million, which has been paid in full. The settlement did not include any restrictions on Mr. Dell’s continued service as an officer or director of Dell Inc.

Corporate Governance
Corporate Governance Principles - The Board of Directors is committed to the achievement of business success and the enhancement of long-term stockholder value with the highest standards of ethics. The Board of Directors maintains Secureworks’ Corporate Governance Principles to provide an effective corporate governance framework for the Company. The Corporate Governance Principles reflect a set of core values that provide the foundation for our governance and management systems and our interactions with others. A copy of those principles can be found on the Company’s website at investors.secureworks.com in the Governance section under Documents & Charters.
Controlled Company Status - The Class A common stock is listed on the Nasdaq Global Select Market. Accordingly, Secureworks is subject to governance requirements under the Nasdaq rules.
Secureworks is a “controlled company” under the Nasdaq rules. As a result, it qualifies for an exemption from, and is entitled to elect not to comply with, certain corporate governance requirements under the Nasdaq rules, including the requirements that Secureworks have a board of directors that is composed of a majority of “independent directors,” as defined under the Nasdaq rules, and a compensation committee and a nominating committee that are composed entirely of independent directors. Notwithstanding its eligibility for the exemption from these requirements, Secureworks currently has a majority of independent directors and a compensation committee and a governance and nominating committee composed solely of independent directors. Further, even though Secureworks is a controlled company, it is required to comply with the rules of the SEC and Nasdaq relating to the membership, qualifications and operations of its Audit Committee, as discussed below.
The Nasdaq rules define a “controlled company” as a company of which more than 50% of the voting power is held by an individual, a group or another company. As of the record date for the annual meeting, Dell Technologies held no shares of our outstanding Class A common stock and, through an indirect wholly-owned subsidiary, all 70,000,000 outstanding shares of our Class B common stock, which as of that date represented approximately 86% of our total outstanding shares of common stock and approximately 98% of the combined voting power of both classes of our outstanding common stock.

We are not required to maintain compliance with Nasdaq’s director independence requirements applicable to a listed company that is not a controlled company and may choose to change our Board or committee composition or other arrangements in the future to manage our corporate governance in accordance with the controlled company exemption. If we cease to be a controlled company, we will be required to comply with Nasdaq’s corporate governance requirements applicable to listed companies generally, subject to a phase-in period during the first year after we cease to be a controlled company.
Director Independence - The Board of Directors has affirmatively determined that Ms. Daley, Mr. Hawkins, Mr. McDermott, Mr. Pati and Mr. Whitehurst, constituting five of our eight directors, are independent under the Nasdaq rules and the standards for independent directors established in our Corporate Governance Principles, which incorporate the director independence requirements of the Nasdaq rules. The Nasdaq rules provide that, in order to determine that a director is independent, the Board of Directors must determine that the director has no relationship which, in the Board’s opinion, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making its determinations, the Board of Directors considered certain transactions between Secureworks or Dell Technologies, as Secureworks’ parent company (including, for this purpose, subsidiaries of Dell Technologies), on the one hand, and companies of which Messrs. Hawkins, McDermott and Whitehurst serve as executive officers, on the other hand, in which Secureworks or Dell Technologies purchased products or services from, or sold products or services to, those companies. The Board considered that all of such transactions were undertaken in accordance with arrangements that were established before the director became a member of the Board, that the transactions were conducted in the ordinary course of business on customary commercial terms, and that the transactions represented less than 1% of the total revenue of Dell Technologies or the other company, as applicable, for the most recent fiscal year, except for one of the companies, for which the transactions accounted for approximately 1.2% of the company’s total revenue for the fiscal year.
Board Leadership Structure - Our current leadership structure separates the role of the Chairman of the Board, which is held by Mr. Dell, and the role of the Chief Executive Officer, which is held by Mr. Cote. The Chairman of the Board presides over meetings of the Board of Directors. The Chief Executive Officer has management responsibility for the business and affairs of the Company. The Board of Directors has determined that this separation is appropriate for Secureworks and our stockholders because it allows for a division of responsibilities and a sharing of ideas between directors with different perspectives.

As reflected in our Corporate Governance Principles, the Board observes a number of practices to maintain effective and independent oversight of management, including the following:

•
Executive sessions without management and non-independent directors present are a standing Board agenda item at no fewer than two regular meetings of the Board each year. Executive sessions of the independent directors are held at any time requested by a majority of the independent directors. The agenda for each executive session focuses principally on whether management is performing its responsibilities in a manner consistent with the Board’s direction.

•	The Board regularly meets in executive session with Mr. Cote without other members of management present.

•	All Board committee members are independent directors. The committee chairs have authority to hold executive sessions without management and non-independent directors present.
Board Committees - The Board has established three standing committees which consist of the Audit Committee, the Compensation Committee and the Governance and Nominating Committee. These committees assist the Board in discharging its oversight responsibilities. The Board has adopted a written charter for each of the committees. These charters form an integral part of our Corporate Governance Principles. A copy of each charter can be found on Secureworks’ website at investors.secureworks.com in the Governance section under Documents & Charters.

The following table shows the current members of the Board of Directors and the committees and classes of the Board to which they belong. The table also identifies the directors determined by the Board of Directors to be independent under the Nasdaq rules and our Corporate Governance Principles.

Name	Independent	Director Class	Audit Committee	Compensation Committee	Governance and Nominating Committee
Michael R. Cote		Class I
Pamela Daley	✓	Class II	✓		✓
Michael S. Dell		Class III
Egon Durban		Class II
Mark J. Hawkins	✓	Class III	Chair	✓
William R. McDermott	✓	Class III		✓	Chair
Yagyensh C. (Buno) Pati	✓	Class I	✓		✓
James M. Whitehurst		Class II		Chair
Descriptions of the primary responsibilities of each committee are set forth below.

Audit Committee
The Audit Committee is composed entirely of directors who satisfy the standards of independence for independent directors under the Nasdaq rules as well as additional independence standards applicable to audit committee members established pursuant to Rule 10A-3 under the Exchange Act and the Nasdaq standards applicable to the independence of audit committee members. The Board of Directors has further determined that Mr. Hawkins meets the financial sophistication requirement for audit committee service under the Nasdaq rules and is an “audit committee financial expert” within the meaning of SEC rules. The Board also has determined that each Audit Committee member meets the financial literacy requirement for audit committee members established under the Nasdaq rules.
The Audit Committee’s primary responsibilities include, among other matters:

•	appointing, retaining, compensating and overseeing the work of our independent registered public accounting firm;

•	reviewing with our independent registered public accounting firm the scope and results of the firm’s annual audit of our financial statements;

•	overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;

•
overseeing compliance with federal banking laws and regulations applicable to us in connection with the solutions we provide to financial institutions regulated by the member agencies of the Federal Financial Institutions Examination Council, including that agency’s examination of the Company;

•	reviewing our accounting and financial reporting policies and practices and accounting controls, as well as compliance with legal and regulatory requirements;

•
reviewing with our management the scope and results of management’s evaluation of our disclosure controls and procedures and management’s assessment of our internal control over financial reporting, including the related certifications to be included in the periodic reports we file with the SEC; and

•	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters, or other ethics or compliance issues.

The Audit Committee also selects, engages and oversees the independent registered public accounting firm and pre-approves all audit and permissible non-audit services to be performed by that firm required to be approved by the Company’s policies and SEC rules. Further, in conjunction with the mandatory rotation of the audit firm’s lead engagement partner or partner responsible for reviewing the audit, the Audit Committee and its chair are directly involved in the selection of the independent registered public accounting firm’s new lead engagement partner.
Compensation Committee
Although we are not required to maintain a compensation committee composed solely of independent directors in light of our status as a controlled company under the Nasdaq rules, our Board of Directors has determined that each member of our Compensation Committee is independent under the Nasdaq standards applicable to the independence of compensation committee members.
The Compensation Committee’s primary responsibilities include, among other matters:

•	annually reviewing and approving our executive compensation plans, programs and policies;

•	annually reviewing and recommending all forms of compensation for our chief executive officer for approval by the Board of Directors;

•	annually reviewing and approving all forms of compensation for our other executive officers;

•	evaluating the need for, and provisions of, employment contracts or severance arrangements for our executive officers;

•	acting as administrator of our equity incentive plans;

•
reviewing the compensation of our non-employee directors for service on the Board of Directors and its committees at least once each year and recommending any changes to such compensation to the Board of Directors; and

•
reviewing and discussing with the Board of Directors at least annually our management succession plan, as well as our leadership development strategies and executive retention and diversity strategies.

Subject to applicable legal requirements, the Compensation Committee may delegate authority to undertake any of its responsibilities to a subcommittee consisting of one or more of its members. The committee did not delegate authority to a subcommittee in Fiscal 2018.
The Compensation Committee engaged Frederic W. Cook & Co., Inc., an independent consultant, to perform services for the committee in Fiscal 2018, including recommending the amount and form of executive and director compensation and the provision of market and peer company compensation data and analysis. Frederic W. Cook & Co., Inc. was engaged directly by the committee and does not provide services to our management.
Our Chief Executive Officer provides the Compensation Committee with recommendations on the total compensation opportunities for all other executive officers and his views regarding (1) the individual performance of the other executive officers in connection with the committee’s determination of amounts paid under our annual incentive bonus plan and (2) the performance goals used to assess our financial performance under the annual incentive bonus plan.
Governance and Nominating Committee
Although we are not required to maintain a nominating committee composed solely of independent directors in light of our status as a controlled company under the Nasdaq rules, our Board of Directors has determined that each member of our Governance and Nominating Committee is independent under those rules.

The Governance and Nominating Committee’s primary responsibilities include, among other matters:

•	identifying and evaluating potential candidates to be considered for appointment or election to the Board of Directors;

•	making recommendations to the Board of Directors regarding the selection and approval by the Board of nominees to be submitted for election by a stockholder vote;

•	monitoring and reviewing any issues regarding the independence of our non-employee directors or involving potential conflicts of interest affecting any such directors;

•	reviewing the Board committee structure and composition and making recommendations annually to the Board of Directors regarding the appointment of directors to serve as members of each committee;

•	reviewing our Corporate Governance Principles at least annually and recommending any changes to such principles to the Board of Directors;

•	reviewing, overseeing, approving or ratifying any transactions with related persons; and

•	periodically reviewing and approving changes to our Code of Conduct and other policies with respect to legal compliance, conflicts of interest and ethical conduct.
The Governance and Nominating Committee’s policies and processes for identifying, evaluating and selecting director candidates, including candidates recommended by stockholders, are summarized under “Additional Information - Director Nomination Process.”
Compensation Committee Interlocks and Insider Participation - No member of the Compensation Committee is or has been an officer or employee of Secureworks. None of Secureworks’ executive officers served on the board of directors or compensation committee (or other committee serving an equivalent function) of any other entity that has or had one or more executive officers who served as a member of the Board of Directors or the Compensation Committee during Fiscal 2018.
Board Risk Oversight - The Board oversees and maintains Secureworks’ governance and compliance processes and procedures to promote the conduct of Secureworks’ business in accordance with applicable laws and regulations and with the highest standards of responsibility, ethics and integrity. In this role, the Board is responsible for overseeing the management and mitigation of risks facing the Company. An analysis of strategic and operational risks is presented to the Board in reports submitted on a regular basis by the Chief Executive Officer, the Chief Financial Officer, the Chief Legal Officer and the chair of each of the Board’s standing committees. Directors also have complete and open access to all Secureworks employees and are free to communicate, and do communicate, directly with management.
The Board of Directors discharges its risk oversight responsibilities principally through its committees, including the following specific areas of risk.

•
The Audit Committee is responsible for the oversight of risk policies and risk monitoring and mitigation measures relating to Secureworks’ financial statements and financial reporting, major IT risk exposures (including cybersecurity risks) and compliance risk. The Audit Committee reviews and discusses with senior members of management and Secureworks’ independent registered public accounting firm significant risks to Secureworks and the steps management has taken or plans to take to minimize or manage such risks. The Audit Committee generally meets in executive session with members of senior management and the independent registered public accounting firm at regular meetings of the committee.

•
The Compensation Committee monitors the risks associated with succession planning and leadership development and with our compensation plans and arrangements. In this role, the Compensation Committee evaluates the effect that Secureworks’ incentive compensation arrangements may have on risk decisions and reviews the relationship between risk management practices and compensation.

•	The Governance and Nominating Committee monitors the risks related to Secureworks’ governance structure and process.

Although the Board of Directors is responsible for risk oversight, management is responsible for risk management. Secureworks seeks to maintain an effective internal control environment and has processes to identify and manage risk, including through a committee composed of members of management that exercises oversight of the various risk monitoring and controls processes across the Company. These include an annual risk assessment process that supports the annual internal audit plan. Secureworks also maintains and enforces a Code of Conduct, a Code of Ethics for Senior Financial Officers and an ethics and compliance program.
CEO Succession Planning; Leadership Development - The Board of Directors has the responsibility to ensure that the leadership of Secureworks is meeting the needs of the Company now and can meet those needs in the future. The Board of Directors reviews succession planning for the CEO at least annually. The Board (upon the recommendation of the Compensation Committee, where applicable):

•	maintains a plan to address any unexpected short-term absence of the CEO and identifies candidates who could act as interim CEO in the event of any such unexpected absence; and

•	identifies potential successors to the CEO and, for internal candidates, reviews each candidate’s performance and development plan against the criteria and profile for the CEO role.
The Compensation Committee reviews and (except in the case of the CEO) approves the Company’s management succession plans and leadership development strategies. The CEO reviews the annual performance of each member of the management team with the Compensation Committee, which engages in a discussion with the CEO and the Chief People Officer regarding each team member and the team member’s development.
Meetings and Attendance - During Fiscal 2018, the full Board of Directors met four times, the Audit Committee met eight times, the Compensation Committee met three times, and the Governance and Nominating Committee met two times. In Fiscal 2018, each member of the Board of Directors attended at least 75% of the total number of the meetings of the Board of Directors and each Board committee held during the period in which such member served as a director of Secureworks or as a member of such committee.
Our policy is that each director is encouraged to attend our annual meeting of stockholders each year. Five of our directors attended last year’s annual meeting held on June 22, 2017.
Communications with Directors - Our stockholders may send communications to the Board as a whole, the independent directors as a group, any Board committee or any individual member of the Board. Any stockholder who wishes to send such a communication may obtain the appropriate contact information at Secureworks_Board_of_Directors@secureworks.com.
In addition, any person who has a concern about Secureworks’ conduct, accounting, financial reporting, internal controls or auditing matters may communicate that concern directly to our independent directors or to the Audit Committee (through the committee chair). These communications should be sent c/o Global Ethics and Compliance Office to the Corporate Secretary, SecureWorks Corp., One Concourse Parkway NE, Suite 500, Atlanta, Georgia 30328, and may be made on a confidential and anonymous basis. All such concerns will be forwarded to the appropriate directors for their review and will be simultaneously reviewed and addressed by the Global Ethics and Compliance Office in the same manner in which our management addresses other concerns.
The status of all outstanding concerns addressed to the independent directors or the Audit Committee will be reported to the full Board of Directors on a quarterly basis. The independent directors or the Audit Committee may undertake special action, including the retention of outside advisors or counsel, with respect to any concern addressed to them. Our Code of Conduct prohibits any employee from retaliating against any employee or any other person for raising in good faith, or helping to resolve, an integrity concern.

Director Compensation
Our Board of Directors has adopted a compensation policy for our independent directors that we believe will enable us to attract and retain qualified directors, provide them with compensation at a level that is consistent with our compensation objectives and encourage their ownership of our Class A common stock to further the alignment of their interests with the interests of our stockholders. In accordance with the independent director compensation policy, our compensation program for independent directors consists of the following elements:

•	an annual cash retainer of $35,000;

•	an additional annual cash retainer for service as a member (but not chair) of the Audit, Compensation or Governance and Nominating Committee of $10,000, $6,000 or $4,000, respectively;

•	an additional annual cash retainer for service as chair of the Audit, Compensation or Governance and Nominating Committee of $20,000, $12,000 or $8,000, respectively;

•
an initial equity retainer upon the director’s appointment to the Board of Directors, in the form of a restricted stock unit, or RSU, award, with a value of $400,000 that will settle in shares of our Class A common stock and that will vest, subject to the director’s continued service, in three equal annual installments beginning with the first anniversary of the grant date; and

•
an annual equity retainer with a value of $180,000 in each year of service, in the form of an RSU award that will vest, subject to the director’s continued service, in full on the first anniversary of the grant date.

All of the equity-based awards to our independent directors are granted under the SecureWorks Corp. 2016 Long-Term Incentive Plan.

An independent director elected to the Board of Directors, other than through election at an annual meeting of stockholders, will be awarded (1) a pro-rated portion of each applicable annual cash retainer (including pro-rated fees for committee service and services as a committee chair), (2) an annual equity retainer which the Board of Directors, in its discretion, may pro-rate, and (3) the full amount of the initial equity retainer. Under our independent director compensation policy as in effect at the time of appointment of each of our current independent directors to the Board, the initial equity retainer awarded to each director was granted in the form of options to purchase shares of our Class A common stock.
We reimburse our directors for their reasonable expenses incurred in attending meetings of our Board of Directors or committees.
The retainers, fees and grants provided for under our independent director compensation policy may be modified or adjusted from time to time as determined by the Board of Directors on the recommendation of the Compensation Committee.
We also provide our directors with liability insurance coverage for their activities as directors. Our amended and restated bylaws, which we refer to as the Secureworks Bylaws, provide that our directors are entitled to indemnification and advancement of expenses from us to the fullest extent permitted by Delaware law. We have entered into indemnification agreements with our directors to afford them contractual assurances regarding the scope of their indemnification and to provide procedures for the determination of a director’s right to receive indemnification and to receive reimbursement of expenses as incurred in connection with any related legal proceedings.

The following table sets forth the compensation paid to our independent directors for Fiscal 2018.
Fiscal 2018 Director Compensation

Name	Fees earned or paid in cash ($)	Stock awards (1) (2) ($)	Option awards (2) (3) ($)	Total ($)
Pamela Daley	49,000	149,993	—	198,993
Mark J. Hawkins	61,000	149,993	—	210,993
William R. McDermott	49,000	149,993	—	198,993
Yagyensh C. (Buno) Pati	49,000	149,993	—	198,993
James M. Whitehurst	47,000	149,993	—	196,993
______________

(1)
Amounts reported in this column reflect the aggregate grant date fair value of each RSU award granted to the director during Fiscal 2018, computed in accordance with FASB ASC Topic 718. These awards represent annual equity retainer awards in the form of RSUs that settle in Class A common stock. The assumptions used by us in calculating these amounts are incorporated herein by reference to Note 7 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended February 2, 2018, filed with the SEC on March 28, 2018, which we refer to as our 2018 Form 10-K.

(2)
The table below sets forth the aggregate number of unexercised stock option awards and the aggregate number of unvested stock awards (in the form of RSUs) held by each of our independent directors that were outstanding as of February 2, 2018.

Name	Aggregate number of option awards outstanding at fiscal year end	Aggregate number of stock awards outstanding at fiscal year end
Pamela Daley	48,143	15,822
Mark J. Hawkins	48,143	15,822
William R. McDermott	48,143	15,822
Yagyensh C. (Buno) Pati	49,916	15,822
James M. Whitehurst	48,143	15,822

PROPOSAL 2 - APPROVAL OF SHARE INCREASE AMENDMENT AND MATERIAL 162(m) TERMS UNDER THE SECUREWORKS CORP. 2016 LONG-TERM INCENTIVE PLAN

The stockholders are being asked to consider and vote upon a proposal to:

•
Amend the SecureWorks Corp. 2016 Long-Term Incentive Plan, which we refer to as the plan, to increase the total number of shares of Class A common stock issuable under the plan by 4,000,000 shares from 8,500,000 shares to 12,500,000 shares

•
As may be applicable to secure transition relief under the Tax Cuts and Jobs Act of 2017, approve the material terms for payment of qualified performance-based compensation under Section 162(m) of the Internal Revenue Code

Secureworks is seeking approval of the share increase amendment to comply with Nasdaq stockholder approval requirements applicable to material amendments to equity plans that have been approved by stockholders. We are seeking approval of the material Section 162(m) performance-based compensation terms to enable us to deduct such compensation for federal income tax purposes if the requirements of Section 162(m) of the Internal Revenue Code, or the Code, in addition to stockholder approval are satisfied. Although the exemption for performance-based compensation was repealed by the Tax Cuts and Jobs Act of 2017 with respect to taxable years beginning after December 31, 2017, some awards may be grandfathered and may remain eligible for this exemption.
The Board of Directors approved the share increase amendment and the material Section 162(m) performance-based compensation terms, subject to stockholder approval at this annual meeting, on May 1, 2018. If approved by stockholders at the annual meeting, the share increase amendment and the material Section 162(m) performance-based compensation terms will be effective at the time of stockholder approval.
You are urged to read this entire proposal and the complete plan document, which is attached as Annex A to this proxy statement. We believe that approval of this proposal is necessary to enable us to recruit and retain key employees critical to our success and to align the interests of our management with the interests of our stockholders, and thus that this proposal is in the best interests of our stockholders. We have explained our reasons for supporting this proposal under “- Why We Believe You Should Vote For This Proposal” below.
Our executive officers and directors have an interest in this proposal as they would be eligible to receive equity awards under the plan. For information about awards under the plan previously granted to our executive officers and directors, see “- Plan Benefits” below.
The Board of Directors unanimously recommends a vote “FOR” approval of the share increase amendment and material Section 162(m) terms under the SecureWorks Corp. 2016 Long-Term Incentive Plan.
Why We Believe You Should Vote For This Proposal
The Board of Directors believes that the approval of this proposal is essential for the ongoing success of Secureworks and its ability to recruit, retain, and reward key employees and to continue to provide equity-based compensation in a manner that is consistent with our current compensation program and aligned with stockholders’ interests.
Our Continuing Emphasis on Linking Compensation and Stockholder Value Creation.  We believe it is essential to provide a long-term link between compensation and stockholder value creation, and we rely on equity compensation as one of the most effective means to create such a relationship. Our long-term equity incentive program is designed to align the interests of our executive officers, senior management and other key employees with those of stockholders, motivate the senior management team to achieve key financial goals and reward superior performance over a multi-year period, and to compensate our non-employee directors for their service to Secureworks. We historically have used restricted stock, restricted stock units and options to create this link between pay and performance. The fair value of a share of restricted stock and a restricted stock unit fluctuates with upward or downward movements in our stock price, which serves to align management’s interests with those of stockholders while at the same time creating more stability by providing an incentive for the holders of those awards to remain with Secureworks even if our stock price declines after the date of grant. Options inherently have no value unless our stock price increases, because the plan requires options to be granted with an exercise price at least equal to the fair market value of our Class A common stock on the date of grant.
The Need to Provide Competitive Compensation.  Similar to other companies in our industry, we believe that equity compensation is an integral feature of a competitive total compensation package necessary to recruit, retain, and reward key employees. Successful execution of our business strategy requires us to hire and retain high-performing key employees in a number of areas, including senior management, research and development, software development, sales, marketing, finance and accounting, legal, and human resources. We compete in the labor market for these talented employees with many other public and privately-held companies that provide equity-based compensation, and we believe that we must continue granting equity-based awards to remain a competitive employer. Therefore, we believe it is essential to our business strategy to have equity-based compensation as a component of our compensation program.
Cash Compensation Expense Increase.  If our ability to provide equity compensation is impaired, our cash compensation costs could increase substantially to offset equity compensation typically provided in the marketplace and maintain total compensation levels to attract and retain top performers. It is important that we use our cash resources to operate and expand our business, rather than unnecessarily divert cash to pay compensation that otherwise would be delivered through equity-based awards.
History of Prudent Usage.  We believe that our historic equity usage has been effective in recruiting and retaining talent and aligning management incentives with our performance, and has been in line with industry norms on an aggregate basis. We set targets for equity compensation based on industry standards and other data provided to the Compensation Committee by an independent compensation consultant. Based on this information, we believe that our equity usage is consistent with the broader market as well as with the peer group of companies we use to benchmark executive compensation.
Promotion of Good Corporate Governance Practices.  We designed the plan to include a number of provisions that we believe reinforce the alignment between stock-based compensation arrangements and stockholders’ interests. Under these provisions:

•	The plan does not allow for liberal share recycling

•	The plan does not have any reload or “evergreen” share replenishment features

•
Options and stock appreciation rights may not be granted with exercise prices lower than the fair market value of the underlying shares of Class A common stock on the grant date (with a limited exception for substitute awards)

•	Options and stock appreciation rights are granted with a ten-year maximum term

•
At any time when the exercise price of an outstanding option or stock appreciation right is above the market value of Class A common stock, we may not, without stockholder approval and compliance with stock exchange rules, “reprice” those awards by reducing the exercise price of the option or stock appreciation right or exchanging the option or stock appreciation right for cash, other securities or a new award with a lower (or no) exercise price

•	There is no vesting in dividends or dividend-equivalent rights paid on performance-based awards unless the underlying performance goals are achieved

•
We have the authority under the plan to cancel outstanding awards if the applicable participant is terminated for “Cause” as defined in an applicable award agreement with a participant, or in the absence of any such agreement, as defined in the plan

•
Awards under the plan are subject to mandatory repayment by the participant to Secureworks if (1) provided in an award agreement with the participant or (2) the participant is, or in the future becomes, subject to any Secureworks “clawback” or recoupment policy that is adopted to comply with the requirements of any applicable law, rule, or regulation, or otherwise, or any law, rule, or regulation which imposes mandatory recoupment, under circumstances set forth in any such law, rule, or regulation

•
Awards generally are nontransferable, except for transfers by will or the laws of descent and distribution or, if authorized in the applicable award agreement, for transfers of stock appreciation rights or nonqualified stock options, not for value, to family members pursuant to the terms and conditions of the plan

Additional Information
As of May 1, 2018, approximately 1,156,042 shares of Class A common stock remained available for issuance for future awards under the plan.

The following table illustrates the potential dilutive impact of awards under the plan if stockholders approve this proposal.

Plan Share Authorization (shares in millions)
	Total Shares Available	Equity Dilution: Percentage of Shares of Common Stock Outstanding(2)
Shares of Class A common stock available for future awards if proposal is approved(1)	5.2	6.3%
____________

(1)
Reflects shares of Class A common stock that remain available for issuance for future awards under the plan as of May 1, 2018, and additional shares that will be available for future awards if stockholders approve this proposal. For more information about our outstanding awards and shares of Class A common stock available for future awards, see “Equity Compensation Plan Information.”

(2)	As of May 1, 2018, Secureworks had issued and outstanding 81,704,535 shares of common stock.

Summary of Material Provisions of Plan
The following summary of the material provisions of the plan is qualified in its entirety by reference to the complete text of the plan in the form in which it would become effective upon approval of this proposal. The text of that form is attached as Annex A to this proxy statement and incorporated by reference into this proposal. You are urged to read this proposal and the text of the plan in their entirety.
Effective Date and Term. The plan became effective on April 18, 2016 and will terminate on April 18, 2026 unless it is terminated earlier by the Board of Directors or in connection with a change in control of Secureworks.
Purpose and Types of Awards. We believe that maintenance of the plan assists us in recruiting, rewarding and retaining employees, officers, non-employee directors and other service providers. We believe that granting awards under the plan provides recipients with an incentive to contribute to the success of Secureworks and to operate and manage our business in a manner that will provide for our long-term growth and profitability to benefit our stockholders and other important stakeholders, including our employees and customers, and will ensure that key personnel act in our best interests during and after their service to our company as a condition of enjoying the benefits of such rewards.
The plan provides for the grant of options, stock appreciation rights, restricted stock, restricted stock units, deferred stock units, unrestricted stock, dividend equivalent rights, other equity-based awards and cash bonus awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals.
Administration. The plan is administered by the Compensation Committee. The composition of the Compensation Committee will satisfy the requirements of any stock exchange on which our Class A common stock is listed. During any period of time in which we do not have a Compensation Committee, the plan is administered by the Board of Directors or another committee appointed by the Board of Directors. With certain exceptions and if permitted by applicable law, the Compensation Committee may delegate some or all of its authority to our chief executive officer or any other officer.
The Compensation Committee has full power and authority to take all actions and to make all determinations required or provided for under, and to interpret all provisions of, the plan and any award or award agreement thereunder. The Compensation Committee also determines who will receive awards under the plan, the type of award and its terms and conditions, and the number of shares of Class A common stock subject to the award or to which an award relates.
Eligibility. Awards may be granted under the plan to individuals who are employees, officers, or non-employee directors of Secureworks or any of our affiliates, consultants and advisors who perform services for Secureworks or any of our affiliates, and any other individual whose participation in the plan is determined to be in the best interests of Secureworks by the Compensation Committee in connection with our incentive and compensation programs. As of May 1, 2018, approximately 50 individuals were eligible to participate in the plan, consisting of the following: two executive officers; five non-employee directors; and the balance, employees of Secureworks and its subsidiaries (excluding our employee director and our executive officers). No consultants or advisors who perform services for Secureworks or our affiliates currently participate in the plan.

Share Authorization and Usage. As originally adopted, the plan authorized the issuance of 8,500,000 shares of Class A common stock for awards under the plan. As of May 1, 2018, 6,180,558 shares were subject to outstanding awards and 1,156,042 shares remained available for issuance in connection with future awards.
Subject to adjustments for changes in our capitalization, the aggregate number of shares of Class A common stock issuable pursuant to all awards granted on or after the date of stockholder approval of this proposal may not exceed the sum of:

•	4,000,000 shares of Class A common stock; and

•	any shares of Class A common stock remaining available for future awards under the plan as of the date of the annual meeting (5,156,042 shares on May 1, 2018).

Any shares of Class A common stock covered by outstanding awards granted under the plan that that terminate by expiration, forfeiture, cancellation, settlement in cash in lieu of shares, or otherwise without the issuance of such shares, in each case, in accordance with the plan, will again become available for issuance under the plan. In addition, the share limit described above will be increased by the number of shares of Class A common stock subject to awards assumed by Secureworks, at the direction of the Compensation Committee, in connection with certain mergers, reorganizations, separations or similar transactions and any substitute awards issued for those awards.
The number of shares of Class A common stock available for issuance under the plan, however, will not be increased by the number of shares:

•	tendered, withheld or subject to an award granted under the plan and that are surrendered in connection with the purchase of shares of Class A common stock upon exercise of an option;

•	not issued upon the net settlement or net exercise of a stock appreciation right granted under the plan that is settled in shares;

•	deducted or delivered from payment of an award granted under the plan in connection with our tax withholding obligations; or

•	purchased by us with the proceeds from option exercises.

Shares that are subject to awards granted under the plan will be counted against the share limit described above as one share of Class A common stock for every one share of Class A common stock subject to the award. An award that, by its terms, may not be settled in shares of Class A common stock will not count against the plan share limit.
References to shares of our Class A common stock above include any security into which the shares may be changed or for which the shares may be exchanged in connection with a change in capitalization of the company as set forth in the plan.
The shares of Class A common stock to be issued under the plan may be authorized and unissued shares of Class A common stock, treasury shares or any combination of the foregoing.
Limits on Awards. The maximum number of shares of Class A common stock subject to options or stock appreciation rights that may be granted under the plan to any person in any single calendar year is 2,000,000 shares. The maximum number of shares of Class A common stock that may be granted under the plan to any person pursuant to awards, other than pursuant to options or stock appreciation rights, that are stock-denominated and are either stock-settled or cash-settled in any single calendar year is 1,500,000 shares. The maximum amount that may be paid as annual incentive awards (whether or not cash-settled) in a calendar year to any person eligible for an award is $5 million, and the maximum amount that may be paid as cash-denominated performance awards (whether or not cash-settled) for a performance period of greater than 12 months to any person eligible for an award is $10 million.
Fair Market Value Determination. For so long as our Class A common stock remains listed on The Nasdaq Global Select Market (or is listed on any other established stock exchange or publicly traded on any other securities market), the fair market value of a share of our Class A common stock, as of any date of determination, will be as follows:

•
If there is a reported closing price on that date, the closing price for a share of Class A common stock as reported on that exchange or market (if there is more than one stock exchange or securities market on which our Class A common stock is listed or traded, the Compensation Committee will designate the appropriate stock exchange or securities market for purposes of the fair market value determination)

•	If there is no reported closing price on that date, the closing price for a share of Class A common stock on the next preceding date on which any sale of our Class A common stock was reported
If on such date our Class A common stock is not listed on an established stock exchange or traded on an established securities market, the Compensation Committee will determine the fair market value by the reasonable application of a reasonable valuation method in a manner consistent with Section 409A of the Code.
Options. The plan permits the grant of incentive stock options (under Section 422 of the Code) and options that do not qualify as incentive stock options, which we refer to as nonqualified stock options. Any or all of the shares of Class A common stock reserved for issuance under the plan are available for issuance pursuant to incentive stock options, but incentive stock options may be granted only to our employees and employees of our corporate subsidiaries. The exercise price of each option will be determined by the Compensation Committee, except that the exercise price may not be less than 100% (or, for incentive stock options granted to any person who owns more than 10% of the total combined voting power of all classes of our voting stock, 110%) of the fair market value of a share of Class A common stock on the date on which the option is granted. If the aggregate fair market value of shares of Class A common stock determined on the date of grant with respect to which incentive stock options are exercisable for the first time during any calendar year exceeds $100,000, the option, or such excess portion of the option, will be treated as a nonqualified stock option.
The term of an option may not exceed ten years (or, for incentive stock options granted to any greater than 10% stockholder as described above, five years) from the date of grant. The Compensation Committee determines the time or times at which each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Compensation Committee. Awards of options are nontransferable, except for transfers by will or the laws of descent and distribution or, if authorized in the applicable award agreement, for transfers of nonqualified stock options, not for value, to family members pursuant to the terms and conditions of the plan.
Stock Appreciation Rights. The plan permits the grant of stock appreciation rights. A stock appreciation right represents the participant’s right to receive a compensation amount, based on the value of the appreciation in our Class A common stock from the date of grant to the date of exercise, if vesting criteria or other terms and conditions established by the Compensation Committee are met. The exercise price of each stock appreciation right is determined by the Compensation Committee, except that the exercise price may not be less than 100% of the fair market value of a share of Class A common stock on the date on which the stock appreciation right is granted, and the term of a stock appreciation right may not exceed ten years from the date of grant. A participant who receives stock appreciation rights will have no rights of a stockholder as to the shares of Class A common stock on which the stock appreciation right is based. If the vesting criteria or other terms and conditions are met, we will settle stock appreciation rights in cash, shares of Class A common stock, or a combination of the two. Awards of stock appreciation rights are nontransferable, except for transfers by will or the laws of descent and distribution or, if authorized in the applicable award agreement, for transfers not for value to family members pursuant to the terms and conditions of the plan.
No Repricing. The Compensation Committee may not amend the terms of outstanding options or stock appreciation rights to reduce the applicable exercise price, cancel outstanding options or stock appreciation rights in exchange for or substitution of options or stock appreciation rights with an exercise price that is less than the exercise price of the original options or stock appreciation rights, or cancel outstanding options or stock appreciation rights with an exercise price above the current fair market value of a share of our Class A common stock in exchange for cash or other securities, in each case, unless such action is subject to and approved by our stockholders or would not be deemed to be a repricing under the rules of any stock exchange on which our Class A common stock is listed.
Restricted Stock. The plan permits the grant (or sale at the purchase price determined by the Compensation Committee) of restricted stock awards. A restricted stock award is an award of shares of Class A common stock that may be subject to restrictions on transferability and other restrictions as the Compensation Committee determines in its sole discretion on the date of grant. The restrictions, if any, may lapse over a specified period of time or through the satisfaction of conditions, in installments, or otherwise, as the Compensation Committee may determine. Unless otherwise provided in an award agreement, a participant who receives restricted stock will have all of the rights of a stockholder as to those shares, including, without limitation, the right to vote and the right to receive dividends or distributions on the shares of Class A common stock, except that the Compensation Committee may require any dividends to be withheld and accumulated contingent on vesting of the underlying shares or reinvested in shares of restricted stock. Dividends paid on shares of restricted stock which vest based on the achievement of performance goals will not vest unless the applicable performance goals are achieved. During the period, if any, in which shares of restricted stock are nontransferable or forfeitable, a participant is prohibited from selling, transferring, assigning, pledging or otherwise encumbering or disposing of the participant’s shares of restricted stock.
Restricted Stock Units and Deferred Stock Units. The plan permits the grant of restricted stock units and deferred stock units. Restricted stock units represent the participant’s right to receive a compensation amount, based on the value of the shares of Class A common stock, if vesting criteria or other terms and conditions established by the Compensation Committee are met. If the vesting criteria or other terms and conditions are met, we will settle restricted stock units in cash, shares of Class A common stock or a combination of the two. Deferred stock units are restricted stock units that provide for the settlement and delivery of cash, shares of Class A common stock, or a combination of the two after the date of vesting, consistent with the terms of Section 409A of the Code. A participant who receives restricted stock units or deferred stock units will have no rights of a stockholder as to the shares of Class A common stock on which the restricted stock unit or deferred stock unit is based, though the Compensation Committee may provide that a recipient of restricted stock units or deferred stock units will be entitled to receive dividend equivalent rights paid on an equivalent number of shares of Class A common stock. The Compensation Committee may provide that any such dividend equivalent rights will be deemed withheld and accumulated contingent on vesting of the underlying award or reinvested in shares of restricted or deferred stock or other awards. Dividend equivalent rights paid on restricted stock units or deferred stock units which vest based on the achievement of performance goals will not vest unless the applicable performance goals are achieved. During the period, if any, in which restricted stock units or deferred stock units are nontransferable or forfeitable, a participant is prohibited from selling, transferring, assigning, pledging or otherwise encumbering or disposing of the participant’s restricted stock units or deferred stock units.
Unrestricted Stock and Other Equity-Based Awards. The plan permits the grant (or, for unrestricted stock, sale at the purchase price determined by the Compensation Committee) of unrestricted stock and other types of Class A common stock-based awards. An unrestricted stock award is an award of shares of Class A common stock free of any restrictions. Other equity-based awards are payable in cash, shares of Class A common stock or other equity, or a combination thereof, and may be restricted or unrestricted, as determined by the Compensation Committee. The terms and conditions that apply to other equity-based awards are determined by the Compensation Committee.
Dividend Equivalent Rights. The plan permits the grant of dividend equivalent rights in connection with the grant of any equity-based award, other than options and stock appreciation rights. Dividend equivalent rights are rights to receive (or to receive credits for the future payment of) cash, shares of Class A common stock, other awards or other property equal in value to dividend payments or distributions paid or made with respect to a specified number of shares of Class A common stock. The Compensation Committee will determine the terms and conditions of any dividend equivalent rights, except that no dividend equivalent rights granted as a component of a performance-based award will vest unless the underlying performance goals are achieved.
Performance Awards. The plan permits the grant of performance awards and annual incentive awards in such amounts and upon such terms as the Compensation Committee may determine. Each grant of a performance award will have an initial actual or target cash value or an actual or target number of shares of Class A common stock that is established by the Compensation Committee at the time of grant. The Compensation Committee may set performance goals in its discretion which, depending on the extent to which they are met, will determine the amount of cash or value and/or number of shares of Class A common stock that are earned by a participant under such performance awards and annual incentive awards. If the Compensation Committee determines that a performance award or an annual incentive award may qualify for the exception to deductibility limitations under Section 162(m) of the Code for “qualified performance-based compensation,” as that exception existed before January 1, 2018, which we refer to as the Section 162(m) exception, the performance goals must be based on one or more of the performance measures described below. Otherwise, the Compensation Committee may condition a performance award or an annual incentive award on such performance goals as it determines without regard to whether those performance goals are among the performance measures described below. The Compensation Committee will establish the performance periods for performance awards and annual incentive awards. Performance awards and annual incentive awards may be payable in cash or shares of Class A common stock, or a combination thereof, as determined by the Compensation Committee.
The plan identifies some conditions that may warrant revision or alteration of performance goals after they are established by the Compensation Committee. Such conditions may include the following:

•	asset write-downs;

•	litigation or claims, judgments or settlements;

•	the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results;

•	any reorganization or restructuring events or programs;

•
extraordinary, unusual, non-core, non-operating or non-recurring items and items that are either of an unusual nature or of a type that indicates infrequency of occurrence as a separate component of income from continuing operations;

•	acquisitions or divestitures;

•	foreign exchange gains and losses;

•	impact of repurchase of shares of Class A common stock acquired through share repurchase programs;

•	tax valuation allowance reversals;

•	impairment expense; and

•	environmental expense.

Performance Measures. The plan permits, but does not require, the Compensation Committee to make grants of performance-based awards to covered executive officers that may qualify for the Section 162(m) exception. Under the plan, one or more of the following performance measures must be used by the Compensation Committee in establishing performance goals if an award is intended to qualify for the Section 162(m) exception:

•	net earnings or net income;

•	operating earnings;

•	pretax earnings;

•	earnings per share;

•	share price, including growth measures and total stockholder return;

•	earnings before interest and taxes;

•	earnings before interest, taxes, depreciation and/or amortization;

•
earnings before interest, taxes, depreciation and/or amortization as adjusted to exclude any one or more of the following: stock-based compensation expense; income from discontinued operations; gain on cancellation of debt; debt extinguishment and related costs; restructuring, separation and/or integration charges and costs; reorganization and/or recapitalization charges and costs; impairment charges; merger-related events; impact of purchase accounting; gain or loss related to investments; amortization of intangible assets; sales and use tax settlements; legal proceeding settlements; gain on non-monetary transactions; and adjustments for the income tax effect of any of the preceding adjustments;

•	sales or revenue growth or targets, whether in general or by type of product, service or customer;

•	gross or operating margins;

•	return measures, including return on assets, capital, investment, equity, sales or revenue;

•
cash flow, including: operating cash flow; free cash flow, defined as operating cash flow less capital expenditures or as earnings before interest, taxes, depreciation and/or amortization (as adjusted to exclude any one or more of the items that may be excluded pursuant to the performance measure specified in the eighth bullet point above) less capital expenditures; levered free cash flow, defined as free cash flow less interest expense; cash flow return on equity; and cash flow return on investment;

•	productivity ratios;

•	costs, reductions in cost and cost control measures;

•	expense targets;

•	market or market segment share or penetration;

•	financial ratios as provided in any credit agreements of Secureworks and its subsidiaries;

•	working capital targets;

•	completion of acquisitions of businesses, companies or assets or completion of integration activities following an acquisition of businesses, companies or assets;

•	completion of divestitures and asset sales;

•	regulatory achievements or compliance;

•	customer satisfaction measurements;

•	execution of contractual arrangements or satisfaction of contractual requirements or milestones;

•	product development achievements;

•	monthly recurring revenue;

•	revenue retention rates; and

•	any combination of the foregoing business criteria.

The Compensation Committee may establish performance goals on a company-wide basis or with respect to one or more business units, divisions, affiliates or operating segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices.
The Compensation Committee has the authority to provide for accelerated vesting of any performance award or annual incentive award based on the achievement of performance goals pursuant to the performance measures and the discretion to adjust awards that are intended to qualify as qualified performance-based compensation, either on a formula or discretionary basis, or on any combination thereof.
Section 162(m) of the Code. Before the enactment of the Tax Cuts and Jobs Act of 2017, or the Tax Act, Section 162(m) of the Code generally limited to $1 million the federal tax deductibility of some forms of compensation paid in one year to the chief executive officer and the three other most highly compensated executive officers employed at the end of the year (other than the chief financial officer) and provided that performance‑based compensation may qualify for an exception from the limit on deductibility, if, among other requirements, the plan under which that compensation is paid met certain requirements, including stockholder approval. As a result of the enactment in December 2017 of the Tax Act, significant changes were made to Section 162(m), including expanding the number of individuals covered by Section 162(m) and the elimination of the Section 162(m) exception, effective for taxable years beginning after December 31, 2017. However, the Tax Act also includes transition relief, under which the changes to Section 162(m) will not apply to compensation (1) payable under a written binding agreement that was in effect on November 2, 2017 that is not subsequently materially modified and (2) which otherwise would have been deductible under Section 162(m) before the effective time of the Tax Act. The responsible government agencies have not yet issued guidance to clarify the application of the transition relief.
Some awards under our plan were granted in reliance on the “IPO transition rule” under Section 162(m) as in effect before the effective time of the Tax Act. This rule exempts certain grants under pre-existing plans of a newly public company from the $1 million limitation on non-deductibility for a specified period following the company’s initial public offering. We believe it is important to have the ability to use the Section 162(m) exception, if that exception remains available under the Tax Act. Because of the uncertainties in the interpretation of Section 162(m) as amended by the Tax Act, including in the interpretation of the scope of the transition relief, the plan includes provisions relating to Section 162(m), including with respect to the Section 162(m) exception. These provisions in the plan will apply only to the extent required to comply with the Section 162(m) exception if that exception remains available under the Tax Act by means of guidance relating to the transition relief or otherwise. Because of the uncertainties in the interpretation of Section 162(m) as amended by the Tax Act, no assurance can be given that awards under the plan that are intended to qualify for the Section 162(m) exception will be deductible under the transition relief rules. To the extent that the transition relief rules do not apply to an award under the plan, these awards may not be deductible under the Section 162(m) exception.
Under the Section 162(m) exception, the material terms of the performance goals under which compensation may be paid must be disclosed to and approved by stockholders. Stockholder approval of this proposal will constitute approval of the material Section 162(m) performance-based compensation terms for purposes of the Section 162(m) exception, which consist of provisions relating to (1) the persons eligible to receive performance-based compensation under the plan, (2) the maximum amount of performance-based compensation that may be paid under the plan during a specified period to any eligible person, and (3) the performance criteria that may be used under the plan to establish performance goals as a condition to the payment of the performance-based awards.
Even if this proposal is approved, and the Section 162(m) exception remains available, the Compensation Committee may exercise its discretion to award compensation under the plan that would not qualify as qualified performance-based compensation under Section 162(m).
Change in Control. Unless otherwise provided in an applicable award agreement, if we experience a change in control in which outstanding awards will not be assumed or continued by the surviving entity:

•
except for performance awards and annual incentive awards, immediately before the change in control, all outstanding shares of restricted stock and all restricted stock units, deferred stock units and dividend equivalent rights will vest, and the shares of Class A common stock underlying, or cash payment promised under, such awards will be delivered; and

•
at the discretion of the Compensation Committee, either or both of the following will occur: (1) all options and stock appreciation rights will become exercisable at least 15 days before the change in control and terminate, if unexercised, upon the completion of the change in control, or (2) all options, stock appreciation rights, restricted stock, restricted stock units, deferred stock units and dividend equivalent rights will be canceled in exchange for cash and/or shares of our stock; and in the case of performance awards and annual incentive awards, if less than half of the performance period has lapsed, the awards will be treated as though target performance thereunder has been achieved, if at least half of the performance period has lapsed, actual performance to date (if determinable) will be determined and treated as achieved, and if actual performance is not determinable, the awards will be treated as though target performance thereunder has been achieved.

Other equity-based awards will be governed by the terms of the applicable award agreement.
Unless otherwise provided in an applicable award agreement, if we experience a change in control in which outstanding awards will be assumed or continued by the surviving entity, the plan and awards granted thereunder will continue under their terms, with appropriate adjustments to the number of shares subject to or underlying an award and to the exercise prices of options and stock appreciation rights.
Forms of Payment. The exercise price for any option or the purchase price (if any) for restricted stock, restricted stock units and deferred stock units is generally payable as follows:

•	in cash or cash equivalents acceptable to us;

•
if the applicable award agreement so provides, by the surrender of shares of our Class A common stock (or attestation of ownership of shares of our Class A common stock) with an aggregate fair market value, on the date of the surrender, of the exercise price or purchase price;

•	if permissible by applicable law and if the award agreement so provides, by payment through a broker in accordance with procedures set by us; or

•
if the applicable award agreement so provides and/or unless otherwise specified in an award agreement, any other form permissible by applicable law, including net exercise or net settlement and service rendered to us or our affiliates.

Adjustments for Certain Events. The Compensation Committee will make appropriate adjustments in outstanding awards and the number of shares of Class A common stock reserved and available for issuance under the plan, including the individual limitations on awards, to reflect certain changes in our stock on account of mergers, reorganizations, recapitalizations, reclassifications, stock splits, spin-offs, combinations of stock, exchanges of stock, stock dividends and other, similar events.
Amendment, Suspension or Termination. The Board of Directors may, at any time and from time to time, amend, suspend or terminate the plan so long as no amendment, suspension or termination impairs the rights or obligations under any outstanding award without the affected participant’s consent. The effectiveness of any future amendment to the plan will be conditioned on approval of such amendment by our stockholders if provided by the Board of Directors or required by applicable laws (including, for so long as our Class A common stock is listed on a stock exchange, the rules of that stock exchange).
Summary of Material U.S. Federal Income Tax Consequences
The following is a brief summary of material U.S. federal income tax consequences of the plan under current U.S. federal income tax law. This summary deals with the general tax principles applicable to the plan and is based on laws, regulations, rulings and decisions currently in effect, all of which are subject to change. This summary does not address foreign, state and local tax laws or employment, estate and gift tax considerations because they may vary depending on individual circumstances and from jurisdiction to jurisdiction.
Nonqualified Stock Options. There are no immediate U.S. federal income tax consequences of receiving an award of nonqualified stock options under the plan. Upon exercise of the option, the difference between the exercise price and the fair market value of the shares subject to the option on the exercise date will constitute ordinary income taxable to the participant. Upon the participant’s disposition of shares acquired upon exercise, any gain realized in excess of the amount reported as ordinary income will be reportable by the participant as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the participant held the shares for more than one year. Otherwise, the capital gain or loss will be short-term.
Incentive Stock Options. There are no immediate U.S. federal income tax consequences of receiving an award of incentive stock options under the plan. In addition, although a participant generally will not recognize taxable income upon the exercise of an incentive stock option, the participant’s alternative minimum taxable income will be increased by the amount by which the aggregate fair market value of the shares underlying the option, which is generally determined as of the exercise date, exceeds the aggregate exercise price. Further, except in the case of the participant’s death or disability, if an option is exercised more than three months after the participant’s termination of employment, the option will cease to be treated as an incentive stock option and will be subject to taxation under the rules applicable to nonqualified stock options.
If a participant sells the shares acquired upon exercise of an incentive stock option at least two years after the date on which the incentive stock option was granted and at least one year after the date on which the incentive stock option was exercised, any excess of the sale price of the option shares over the exercise price will be treated as long-term capital gain taxable to the option holder at the time of the sale. If the disposition occurs before the completion of the two-year and one-year periods, the excess of the fair market value of the option shares on the disposition date over the exercise price will be taxable income to the option holder at the time of the disposition. Of that income, the amount up to the excess of the fair market value of the shares at the time the option was exercised over the exercise price will be ordinary income for income tax purposes, and the balance, if any, will be long-term or short-term capital gain, depending upon whether or not the shares were sold more than one year after the option was exercised. We will not be entitled to a business expense deduction with respect to an incentive stock option unless the participant engages in a disqualifying disposition, at which time we will be entitled to a deduction equal to the amount of the ordinary income taxable to the participant.
Stock Appreciation Rights. There are no immediate U.S. federal income tax consequences of receiving an award of stock appreciation rights under the plan. Upon exercise of stock appreciation rights, the distribution of shares of Class A common stock or the cash payment in satisfaction of the stock appreciation rights will be taxable as ordinary income when the distribution or payment is actually or constructively received by the participant. The amount taxable as ordinary income is the aggregate fair market value of the shares of Class A common stock determined as of the date they are received or, in the case of a cash award, the amount of the cash payment.
Restricted Stock. Generally, a participant under the plan will not recognize any taxable income for U.S. federal income tax purposes in the year of the restricted stock award if the shares of Class A common stock subject to the award are nontransferable and subject to a substantial risk of forfeiture. A participant, however, may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the award date, determined without regard to the restrictions. If a participant does not make a Section 83(b) election, the fair market value of the shares on the date on which the restrictions lapse will be treated as compensation income to the participant and will be taxable in the year in which the restrictions lapse. Dividends and distributions paid on restricted stock for which a participant has not made a Section 83(b) election are taxed as compensation income subject to withholding taxes. After the restricted stock vests (or earlier upon a participant’s timely Section 83(b) election), dividends and distributions paid on the restricted stock will no longer be considered compensation income.
Restricted Stock Units and Deferred Stock Units. There are no immediate U.S. federal income tax consequences of receiving an award of restricted stock units or deferred stock units under the plan. A distribution of shares of Class A common stock or payment of cash in satisfaction of an award of restricted stock units or deferred stock units will be taxable as ordinary income when the distribution or payment is actually or constructively received by the participant. The amount taxable as ordinary income is the aggregate fair market value of the shares of Class A common stock determined as of the date they are received or, in the case of a cash award, the amount of the cash payment.
Unrestricted Stock. If a participant under the plan receives an award of unrestricted stock, the participant will be required to recognize ordinary income for U.S. federal income tax purposes in an amount equal to the fair market value of the shares on the award date, reduced by the amount, if any, paid for the shares. Upon the participant’s disposition of shares of unrestricted stock, any gain realized in excess of the amount reported as ordinary income will be reportable by the participant as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the participant held the shares for more than one year. Otherwise, the capital gain or loss will be short-term.
Dividend Equivalent Rights. There are no immediate U.S. federal income tax consequences of receiving an award of dividend equivalent rights under the plan. A participant who receives dividend equivalent rights will recognize ordinary income on the date of payment in the amount distributed to the participant pursuant to the award.
Performance Awards. There are no immediate U.S. federal income tax consequences of receiving a performance or an annual incentive award under the plan. A distribution of shares of Class A common stock or payment of cash in satisfaction of a performance or an annual incentive award will be taxable as ordinary income when the distribution or payment is actually or constructively received by the participant. The amount taxable as ordinary income is the aggregate fair market value of the shares of Class A common stock determined as of the date they are received or, in the case of a cash award, the amount of the cash payment.
Business Expense Deductions. If we comply with applicable reporting requirements, the company will generally be entitled to a business expense deduction in the same amount and generally at the same time as participants recognize ordinary income arising out of their awards, subject to the limitation on deductibility under Section 162(m) of the Code. For additional information, see “Performance Awards - Section 162(m) of the Code” above.
Section 280G of the Code. If payments which are contingent on a change in control are determined to exceed certain limitations set forth in the Code, those payments may be subject to a 20% excise tax, and our deduction with respect to the associated compensation expense may be disallowed in whole or in part. The plan includes a Section 280G “best after tax” provision. Under this provision, if any of the payments under the plan or otherwise would constitute parachute payments within the meaning of Section 280G of the Code and would be subject to the excise tax imposed under Section 4999 of the Code, the payments will be reduced by the amount required to avoid the excise tax if the reduction would give the participant a better after-tax result than if the participant received the payments in full.
Plan Benefits
The number of shares of Class A common stock or other equity-based awards that will be awarded to plan participants other than independent directors under the plan in the future is not currently determinable. These awards are within the discretion of the Compensation Committee, and the Compensation Committee has not determined future awards or the plan participants who might receive them. Under our current independent director compensation policy, each of our independent directors will receive annual equity awards with a value of $180,000 under the plan in the form of restricted stock units that settle in shares of Class A common stock. For additional information about the compensation of our independent directors, see “Proposal 1 - Election of Directors - Director Compensation.”
We granted stock options under the plan to the following persons from April 18, 2016, which was the effective date of the plan, through May 1, 2018: Mr. Cote (President and Chief Executive Officer), 889,183, and Mr. Jackson (Chief Financial Officer), 235,842; all current executive officers as a group, 1,125,025; all current directors who are not executive officers, as a group, 242,488; each nominee for election as a director: Ms. Daley, 48,143, Mr. Durban, 0, and Mr. Whitehurst, 48,143; and all employees of Secureworks and our subsidiaries, including all current officers who are not executive officers, as a group, 1,153,658. For information about the material terms of the options awarded to our executive officers under the plan, see “Compensation of Executive Officers - Outstanding Equity Awards at End of Fiscal 2018.”
On May 1, 2018, the closing price per share of our Class A common stock as reported on The Nasdaq Global Select Market was $11.03.

PROPOSAL 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors is asking stockholders to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP, or PwC, as Secureworks’ independent registered public accounting firm for the fiscal year ending February 1, 2019, or Fiscal 2019.
PwC is a registered independent public accounting firm and has served as Secureworks’ independent registered public accounting firm since 2014. Although current law, rules and regulations, as well as the Audit Committee’s charter, require Secureworks’ independent registered public accounting firm to be engaged, retained and supervised by the Audit Committee, the Board considers the selection of an independent registered public accounting firm to be an important matter of stockholder concern and considers a proposal for stockholders to ratify such selection to be an opportunity for stockholders to provide direct feedback to the Board on an important issue of corporate governance. If the stockholders do not ratify the selection of PwC, the Audit Committee will take the vote into consideration in determining whether to retain PwC and whether to engage the firm in future years, but may continue to retain PwC. If the appointment is ratified by stockholders, the Audit Committee in its discretion nevertheless may change the appointment at any time during the current fiscal year if it determines that a change would be in the best interests of the Company and its stockholders.
Representatives of PwC are expected to be present at the annual meeting and available to respond to appropriate questions, and will have an opportunity to make a statement if they desire to do so.
The Board unanimously recommends a vote “FOR” the ratification of PwC as Secureworks’ independent registered public accounting firm for Fiscal 2019.
In addition to retaining PwC to conduct an independent audit of the consolidated financial statements, Secureworks engages PwC from time to time to perform other permissible non-audit services. The following table sets forth all fees incurred in connection with professional services rendered to Secureworks by PwC for Fiscal 2018 and the fiscal year ended February 3, 2017, or Fiscal 2017.
Independent Registered Public Accounting Firm Fees

Fee Type	Fiscal 2018	Fiscal 2017
Audit Fees (a)	$2,187,000	$1,963,750
Audit-Related Fees (b)	250,000	—
Tax Fees	—	—
All Other Fees	—	—
Total	$2,437,000	$1,963,750
______________

(a)
This category includes fees incurred for professional services rendered in connection with the audit of the annual financial statements, for the review of the quarterly financial statements and for the statutory audits of international subsidiaries.

(b)
This category includes fees incurred for professional services in connection with review and testing relating to the adoption of a new accounting standard (ASC 606, “Revenue From Contracts With Customers”).

The Audit Committee pre-approved performance by PwC of the foregoing services that were required to be pre-approved under SEC rules. The Audit Committee has adopted a policy requiring pre-approval by the committee of all audit and non-audit services to be provided by Secureworks’ independent registered public accounting firm, other than a limited exception provided under SEC rules. In accordance with that policy, the Audit Committee has given its approval for the provision of audit services by PwC for Fiscal 2019, including audit fees, and also has given its approval for up to one year in advance for the provision by PwC of particular categories or types of audit-related, tax and other permitted non-audit services. With respect to circumstances in which the provision of any services is not covered by one of those approvals, the Audit Committee has delegated authority to the chair of the Audit Committee or other designated members of the Audit Committee to pre-approve PwC’s services. Any pre-approvals granted under this delegated authority would be communicated to the full Audit Committee.

COMPENSATION OF EXECUTIVE OFFICERS

Fiscal 2018 Summary Compensation Table

The following table summarizes the total compensation paid for Fiscal 2018, which ended on February 2, 2018, and Fiscal 2017, which ended on February 3, 2017, by Secureworks to our principal executive officer and our principal financial officer. We refer to these individuals as our named executive officers.

Name and principal position	Year	Salary ($)	Stock awards (1) ($)	Option awards (2) ($)	Non-equity incentive plan compensation (3) ($)	All other compensation(4) ($)	Total ($)
Michael R. Cote President and Chief Executive Officer	2018	472,500	2,500,014	—	236,305	24,167	3,232,986
	2017	472,500	5,543,683	5,543,683	276,767	24,412	11,861,045

R. Wayne Jackson Chief Financial Officer	2018	433,173	550,017	—	216,636	17,179	1,217,005
	2017	425,000	1,999,998	1,499,955	248,944	16,016	4,189,913

__________

(1)
Amounts reported for Fiscal 2018 represent restricted shares of Class A common stock granted on March 7, 2017. Amounts reported for Fiscal 2017 represent restricted shares of Class A common stock granted in connection with our initial public offering in April 2016. The assumptions used by us in calculating these amounts are incorporated herein by reference to Note 7 to our consolidated financial statements in our 2018 Form 10-K.

(2)
Amounts reported for Fiscal 2017 represent options to purchase Class A common stock granted in connection with our initial public offering in April 2016 at an exercise price equal to our initial public offering price of $14.00 per share. The assumptions used by us in calculating these amounts are incorporated herein by reference to Note 7 to our consolidated financial statements in our 2018 Form 10-K.

(3)
Amounts reported for Fiscal 2018 and Fiscal 2017 represent awards earned under the SecureWorks Corp. Amended and Restated Incentive Bonus Plan described below under “- Benefit Plans - SecureWorks Corp. Amended and Restated Incentive Bonus Plan.”

(4)
The table below shows the components of all other compensation paid to our named executive officers for Fiscal 2018. The amounts shown in the benefit plans column represent the amounts paid for term life insurance coverage under health and welfare plans. The amount shown in the remote work stipend column represents an allowance for home office set-up and internet access.

Name	401(k) plan matching contribution ($)	Annual physical ($)	Benefit plans ($)	Remote work stipend ($)	Total ($)
Michael R. Cote	13,500	7,937	2,370	360	24,167
R. Wayne Jackson	13,876	—	3,303	—	17,179
We were previously an indirect wholly-owned subsidiary of Dell Inc. and Dell’s ultimate parent company, Dell Technologies. As a result, Dell Technologies determined the elements and amounts of the compensation paid to our named executive officers for Fiscal 2016. In connection with our initial public offering in April 2016, our Board of Directors adopted compensation arrangements for our named executive officers, and our named executive officers thereafter ceased to receive new awards under Dell Technologies’ executive compensation programs, although they continue to participate in certain broad-based benefit plans.

Base Salaries
The amounts of Mr. Cote’s salary for Fiscal 2018 and Fiscal 2017 shown in the Fiscal 2018 Summary Compensation Table reflect his base salary at an annual rate of $472,500. The amounts of Mr. Jackson’s salary shown reflect his base salary at an annual rate of $425,000 for Fiscal 2017 and a salary increase to an annual rate of $435,625 for Fiscal 2018, which became effective on April 22, 2017.

In general, base salaries for our named executive officers, and any base salary adjustments, are determined by evaluating the responsibilities of the executive’s position, the executive’s experience, and industry practice among our peer companies and other companies with which we compete for executive talent.

Non-Equity Incentive Plan Compensation
In Fiscal 2018 and Fiscal 2017, each of our named executive officers participated in the SecureWorks Corp. Amended and Restated Incentive Bonus Plan, or the Incentive Bonus Plan, which is an annual cash incentive plan described below under “- Benefit Plans - SecureWorks Corp. Amended and Restated Incentive Bonus Plan.” Annual awards under the plan for executive officers are determined based on our achievement against corporate-level goals for the relevant fiscal year, subject to modification based on individual performance.
For Fiscal 2018, awards under the Incentive Bonus Plan were based on our achievement of revenue and operating goals. Mr. Cote’s award was calculated by multiplying his target bonus amount of $259,875 by a corporate modifier of 86.6% and by an individual performance modifier of 105%, resulting in a payment of $236,305. Mr. Jackson’s award was calculated by multiplying his target bonus amount of $238,245 by a corporate modifier of 86.6% and by an individual performance modifier of 105%, resulting in a payment of $216,636.
For Fiscal 2017, awards under the Incentive Bonus Plan were based on our achievement of revenue and operating income goals. Mr. Cote’s award was calculated by multiplying his target bonus amount of $259,875 by a corporate modifier of 106.5% and by an individual performance modifier of 100%, resulting in a payment of $276,767. Mr. Jackson’s award was calculated by multiplying his target bonus amount of $233,750 by a corporate modifier of 106.5% and by an individual performance modifier of 100%, resulting in a payment of $248,944.
Stock and Option Awards
On March 7, 2017, Mr. Cote received an award of 232,776 restricted shares of Class A common stock, 116,388 of which vest ratably over a three-year period beginning on the first anniversary of the grant date, and 116,388 of which vest based on performance criteria established by the Company.
On March 7, 2017, Mr. Jackson received an award of 51,212 restricted shares of Class A common stock, 25,606 of which vest ratably over a three-year period beginning on the first anniversary of the grant date, and 25,606 of which vest based on performance criteria established by the Company.

In connection with our initial public offering and in order, among other objectives, to provide our named executive officers with an equity interest in our company that would enhance the alignment of their interests with those of our stockholders, each of our named executive officers received awards of restricted shares of Class A common stock as well as awards of options to purchase Class A common stock at an exercise price per share equal to our initial public offering price of $14.00 per share.
On April 22, 2016, in connection with our initial public offering, Mr. Cote received 412,225 restricted shares of Class A common stock and Mr. Jackson received 142,857 restricted shares of Class A common stock. The grant to Mr. Cote vests ratably over a five-year period beginning on the first anniversary of the grant date. The grant to Mr. Jackson vests ratably over a four-year period beginning on the first anniversary of the grant date.

On April 21, 2016, in connection with our initial public offering, Mr. Cote received options to purchase 889,183 shares of Class A common stock and Mr. Jackson received options to purchase 235,842 shares of Class A common stock. The grant to Mr. Cote vests ratably over a five-year period beginning on the first anniversary of the grant date. The grant to Mr. Jackson vests ratably over a four-year period beginning on the first anniversary of the grant date.

Outstanding Equity Awards at End of Fiscal 2018
The following table sets forth information with respect to our named executive officers’ outstanding equity awards as of February 2, 2018.

Name	Option Awards					Stock Awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($) (1)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Michael R. Cote	—	—	254,546(2)	13.75(3)	11/25/2023	—	—	—	—
	177,836(4)	711,347	—	14.00	4/21/2026	329,780(5)	3,113,123	—	—
	—	—	—	—	—	116,388(6)	1,098,703	116,388(7)	1,098,703
R. Wayne Jackson	58,961(4)	176,881	—	14.00	4/21/2026	107,143(5)	1,011,430	—	—
	—	—	—	—	—	25,606(6)	241,720	25,606(7)	241,720
_________________________

(1)	Based on the closing price per share of Class A common stock of $9.44 as of February 2, 2018 as reported on the Nasdaq Global Select Market.

(2)
Reflects options to purchase Class C common stock of Dell Technologies awarded to Mr. Cote after the completion of Dell Inc.’s going-private transaction in October 2013, as a result of which Dell Inc. became an indirect wholly-owned subsidiary of Dell Technologies. In accordance with the terms of the award agreement, a portion of the option award vests and becomes exercisable upon the achievement of a specified return on the Dell Technologies equity investment measured on specified measurement dates or upon the occurrence of specified events relating to Dell Technologies.

(3)
Dell Technologies’ board of directors determined that the fair market value of a share of Class C common stock as of the grant date was equal to the merger consideration of $13.75 per share of Dell Inc. common stock paid to Dell Inc.’s public stockholders in the going-private transaction.

(4)
Reflects shares of Class A common stock subject to option awards. The grant to Mr. Cote vests ratably over a five-year period beginning on the first anniversary of the April 21, 2016 grant date. The grant to Mr. Jackson vests ratably over a four-year period beginning on the first anniversary of the April 21, 2016 grant date.

(5)
Reflects shares of Class A common stock subject to time-based restricted share awards. The grant to Mr. Cote vests ratably over a five-year period beginning on the first anniversary of the April 22, 2016 grant date. The grant to Mr. Jackson vests ratably over a four-year period beginning on the first anniversary of the April 22, 2016 grant date.

(6)
Reflects shares of Class A common stock subject to time-based restricted share awards. Each grant vests ratably over a three-year period beginning on the first anniversary of the March 7, 2017 grant date.

(7)
Reflects shares of Class A common stock subject to performance-based restricted share awards. Each grant vests only if specified performance measures relating to our company are achieved. Shares may be earned upon certification of the achievement of the performance measures (in part or in whole) by the Compensation Committee on a certification date occurring no later than 75 days following the end of Fiscal 2018. Any shares earned vest in accordance with their terms in three equal installments on the following dates: (a) the later of the certification date or March 7, 2018; (b) the second anniversary of the grant date of March 7, 2017; and (c) the third anniversary of the grant date. After the end of Fiscal 2018 and based on a March 1, 2018 certification by the Compensation Committee, 100,793 of the 116,388 shares shown for Mr. Cote were earned, of which one-third vested on March 7, 2018, and 22,175 of the 25,606 shares shown for Mr. Jackson were earned, of which one-third vested on March 7, 2018.

Benefit Plans

SecureWorks Corp. Amended and Restated Incentive Bonus Plan

The Incentive Bonus Plan provides a means for us to reward our executive officers and other eligible employees for helping us to meet or exceed our pre-defined performance goals, for delivering strong individual performance over the course of our fiscal year and for acting in a manner consistent with our mission and values. Annual cash bonuses are awarded to those eligible employees who are selected to participate during our fiscal year, so long as our corporate-level performance goals are achieved at a level sufficient to fund the bonus pool and the eligible employee’s individual performance goals are satisfied.

The Incentive Bonus Plan is administered by the Compensation Committee. Except with respect to determinations and decisions regarding our executive officers, as designated by our Board of Directors, the Compensation Committee may delegate some or all of its authority to our management employees. The Compensation Committee has full power and authority to administer the Incentive Bonus Plan and to make all determinations under and to interpret all provisions of the plan. For Fiscal 2018, a broad group of our company’s employees, including our named executive officers, were designated by the Compensation Committee to participate in the Incentive Bonus Plan.

SecureWorks Corp. 2016 Long-Term Incentive Plan

The material terms of the SecureWorks Corp. 2016 Long-Term Incentive Plan are described under “Proposal 2 - Approval of Share Increase Amendment and Material Section 162(m) Terms Under the SecureWorks Corp. 2016 Long-Term Incentive Plan.” In connection with the closing of our initial public offering, we made equity grants under the plan to our independent directors, our executive officers and certain employees. We also made equity grants under the plan upon a director’s appointment to the Board following the initial public offering. For additional information about our equity grants, see “- Fiscal 2018 Summary Compensation Table - Stock and Option Awards” and “- Equity Awards Under SecureWorks Corp. 2016 Long‑Term Incentive Plan.”

Retirement Benefits

Our employees, including our named executive officers, currently may participate in the Dell Inc. 401(k) retirement savings plan. Beginning in Fiscal 2019, participants will receive matching contributions, in which they will vest immediately, equal to 100% of each participant’s voluntary contributions, up to a maximum of 6% of the participant’s eligible compensation, not to exceed $7,500. Before Fiscal 2019, matching contributions were not capped. Participants may invest their contributions and the matching contributions in a variety of investment vehicles.

Employment Agreements; Severance Arrangements

Employment Agreements

Each of our named executive officers has entered into a standard form of employment agreement with us. This form of employment agreement primarily imposes obligations on the executive to protect our intellectual property and confidential and proprietary information and does not contain provisions regarding compensation or continued employment.

Confidentiality, Non-Solicitation and Non-Competition Agreements

Each of our named executive officers has entered into a confidentiality, non-solicitation and non-competition agreement with us. Under the agreement, if the executive’s employment were terminated by us without cause, we would be required to pay the executive an amount equal to 12 months’ base salary, as severance, subject to specified conditions. The agreement obligates the executive to comply with specified non-competition and non-solicitation obligations for a period of 12 months following the termination of the executive’s employment.
Under the agreement, “cause” is generally defined as any of the following events:

•	a violation of confidentiality obligations;

•	acts resulting in being charged with a criminal offense that constitutes a felony or involves moral turpitude or dishonesty;

•	conduct that constitutes poor performance, gross neglect, insubordination, willful misconduct, or a breach of our Code of Conduct or a fiduciary duty to Secureworks or our stockholders; or

•	a determination that the executive violated laws relating to the workplace.

SecureWorks Corp. Amended and Restated Severance Pay Plan for Executive Employees

Our Severance Pay Plan for Executive Employees generally provides for severance benefits equal to 12 months of base salary, 12 months of subsidized COBRA coverage, six months of executive outplacement services and additional amounts equal to a portion of the value of certain outstanding short-term and long-term incentive awards. Benefits under the plan are available only in the case of a termination of employment pursuant to a workforce reduction and are offset by other severance payments.

Equity Awards Under SecureWorks Corp. 2016 Long-Term Incentive Plan

Beginning in Fiscal 2018, equity grants to our named executive officers under the SecureWorks Corp. 2016 Long‑Term Incentive Plan consist of restricted shares of Class A common stock. Generally, the equity grants to our other employees consist of restricted stock units that settle in shares of Class A common stock.

Under the plan, our Board of Directors has authority to issue awards with provisions that accelerate vesting and exercisability upon a change in control of our company and to amend existing awards to provide for acceleration. The Board of Directors may choose to include such change-in-control acceleration provisions in any awards it may make to our named executive officers. For each of our named executive officers, the vesting of equity awards will be accelerated pursuant to the terms of the applicable award agreements upon an involuntary termination of employment within 12 months following a change in control.
Under the plan, “change in control” is generally defined as any of the following events:

•
a transaction or a series of related transactions in which any person, entity or group (other than Dell Technologies or its affiliates, Michael S. Dell, any entity controlled by Mr. Dell, the Susan Lieberman Dell Separate Property Trust, MSDC Denali Investors, L.P. and MSDC Denali EIV, LLC) becomes the beneficial owner of more than 50% of the total voting power of the Company’s common stock;

•
the members of our Board of Directors who, as of April 28, 2016, constituted our Board of Directors, which we refer to as the Incumbent Board (together with any new directors elected or nominated by at least a majority of the members of the Incumbent Board then in office who either were members of the Incumbent Board or whose election or nomination for election was approved by a majority of the members of the Incumbent Board), cease to constitute a majority of the members of the Board of Directors;

•
Secureworks consolidates with, or merges with or into, any entity, or any entity consolidates with, or merges with or into, Secureworks, other than any merger or consolidation in which the holders of 100% of Secureworks’ common stock or other voting capital stock immediately prior to the merger or consolidation, referred to as the Prior Stockholders, own directly or indirectly at least a majority of the voting power of the voting capital stock or other equity interests of the surviving entity in such merger or consolidation immediately after the transaction;

•
a sale, lease or other transfer of all or substantially all of the assets of Secureworks and its subsidiaries, taken as a whole, to any entity or group (other than Secureworks or any of its affiliates), other than a sale, lease or other transfer in which the Prior Stockholders own at least a majority of the voting power of the voting capital stock or other equity interests of such entity or group immediately after the transaction; or

•	our stockholders adopt a plan or proposal for the liquidation, winding up or dissolution of Secureworks.

Under our stock option agreements and restricted stock award agreements, “involuntary termination” is defined generally as a termination of employment by reason of:

•	the named executive officer’s involuntary dismissal by Secureworks for reasons other than “cause” (as defined below); or

•	the named executive officer’s voluntary resignation following the occurrence, without consent, of one or more of

•	a material reduction in base salary, target annual or long-term incentive compensation, or health and welfare benefits, subject to exceptions,

•	a demotion of more than one job grade, or

•	a relocation to a principal work location which is more than 50 miles from the named executive officer’s current work location.

Under the terms of such agreements, “cause” is defined generally in the same manner as it is defined for purposes of the confidentiality, non-solicitation and non-competition agreements, as described above.

For additional information about our equity grants, see “- Fiscal 2018 Summary Compensation Table - Stock and Option Awards” and “- Benefit Plans - SecureWorks Corp. 2016 Long-Term Incentive Plan.”

Other Equity Awards

Mr. Cote holds unvested performance-based options to purchase shares of Dell Technologies’ Class C common stock, which were awarded to him after the completion of Dell’s going-private transaction in October 2013. Under the terms of the option award agreements, the vesting of these awards will not accelerate upon a termination of Mr. Cote’s employment or upon a change in control of our company.

Potential Payments Upon Termination of Employment or Change in Control

The following table sets forth the amount of compensation that would become payable to each named executive officer then serving with Secureworks under existing plans and arrangements if one of the events described in the table had occurred on February 2, 2018, given the named executive officer’s compensation as of such date and, if applicable, based on the amount of outstanding stock-based awards held by the named executive officer as of such date and on the fair market value of the Class A common stock as of such date. These benefits are in addition to benefits available before the occurrence of any termination of employment or change in control of Secureworks, including then-exercisable stock options, and benefits available generally to salaried employees. In addition, in connection with any actual termination of employment or change-in-control transaction, Secureworks may determine to enter into an agreement or to establish an arrangement providing additional benefits or amounts, or altering the terms of benefits described below, as the Board of Directors determines appropriate.

The actual amounts that would be paid upon a named executive officer’s termination of employment or in connection with a change in control can be determined only at the time of any such event. Because of the number of factors that affect the nature and amount of any benefits, any actual amounts paid or distributed may be higher or lower than reported below. Factors that could affect these amounts include the timing during the year of any such event, the named executive officer’s current position and salary, the amount of stock-based awards held by the named executive officer and the fair market value of the Class A common stock.

The Secureworks form of confidentiality, non-solicitation and non-competition agreement provides for severance payments in specified circumstances, as described under “- Employment Agreements; Severance Arrangements - Confidentiality, Non-Solicitation and Non-Competition Agreements.” Our Severance Pay Plan for Executive Employees provides for severance payments in connection with termination without cause pursuant to a workforce reduction, as described under “- Employment Agreements; Severance Arrangements - SecureWorks Corp. Amended and Restated Severance Pay Plan for Executive Employees.” The stock option agreements and restricted stock award agreements under our 2016 Long‑Term Incentive Plan entered into with the named executive officers provide for acceleration of vesting of equity awards in connection with an involuntary termination of employment within 12 months following a change in control, as described under “- Equity Awards Under SecureWorks Corp. 2016 Long‑Term Incentive Plan.”

Name	Severance payment ($)	Value of accelerated equity awards ($)	Medical coverage continuation and outplacement ($)	Total benefits ($)
Michael R. Cote
Termination other than for cause	472,500(1)	—	—	472,500
Qualified termination following a change in control of our company	472,500(1)	5,163,312(2)	—	5,635,812
R. Wayne Jackson
Termination other than for cause	979,803(3)	—	23,383	1,003,186
Qualified termination following a change in control of our company	615,320(4)	1,462,483(2)	23,383	2,101,186
___________________

(1)	Reflects payments under a confidentiality, non-solicitation and non-competition agreement between Mr. Cote and us in the event of a termination of employment without cause.

(2)
Reflects the value of accelerated equity awards in the event of an involuntary termination of employment within 12 months following a change in control of Secureworks, based on the closing price of $9.44 per share of Class A common stock as of February 2, 2018 as reported on the Nasdaq Global Select Market.

(3)
Reflects payments under our Severance Pay Plan for Executive Employees, assuming employment is terminated without cause pursuant to a workforce reduction. Payments under this plan include amounts equal to a portion of the value of certain outstanding short-term and long-term equity and non-equity incentive awards. In the event of a termination of employment without cause that is not a qualifying termination under this plan, pursuant to his confidentiality, non-solicitation and non-competition agreement with us, Mr. Jackson would receive as severance an amount equal to 12 months’ base salary ($435,625), subject to specified conditions.

(4)
Reflects payments under our Severance Pay Plan for Executive Employees, assuming employment is terminated pursuant to a workforce reduction, after giving effect under the plan to the acceleration of equity awards in the event of an involuntary termination of employment within 12 months following a change in control of Secureworks. In the event of a termination of employment that is not a qualifying termination under the plan, pursuant to his confidentiality, non-solicitation and non-competition agreement with us, Mr. Jackson would receive as severance an amount equal to 12 months’ base salary ($435,625), subject to specified conditions.

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth certain information about our equity compensation plans as of the end of Fiscal 2018.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders	4,142,776(1)	$14.00(2)	3,146,000(3)
Equity compensation plans not approved by security holders	—	—	—
Total:	4,142,776	$14.00	3,146,000
________________

(1)
Represents, as of the end of Fiscal 2018, the aggregate number of shares of Class A common stock that were issuable upon the exercise or settlement of 2,525,102 outstanding options and 1,617,674 outstanding RSUs granted under our 2016 Long‑Term Incentive Plan.

(2)	Weighted-average exercise prices do not reflect shares issuable in connection with the settlement of RSUs, as RSUs have no exercise price.

(3)
Represents, as of the end of Fiscal 2018, the aggregate number of shares of Class A common stock that were available for future issuance in connection with grants of options, stock appreciation rights, restricted stock, RSUs, deferred stock units, unrestricted stock, dividend equivalent rights and other equity-based awards under our 2016 Long‑Term Incentive Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents, as of April 26, 2018, except as otherwise indicated below, certain information based on public filings with the SEC and our records regarding the beneficial ownership of our common stock by:

•	each director and director nominee;

•	each executive officer named in the Fiscal 2018 Summary Compensation Table under “Compensation of Executive Officers”;

•	all of our executive officers and directors as a group; and

•	each person known by us to own beneficially more than 5% of the outstanding shares of either class of our common stock.
Our certificate of incorporation currently authorizes us to issue shares of the following classes of common stock:

•	2,500,000,000 shares of Class A common stock, of which 11,704,535 shares were issued and outstanding as of April 26, 2018; and

•	500,000,000 shares of Class B common stock, of which 70,000,000 shares were issued and outstanding as of April 26, 2018.
The Class A common stock is registered under the Exchange Act and listed on the Nasdaq Global Select Market. The Class B common stock is not registered under the Exchange Act or listed on any securities exchange.
The calculation of beneficial ownership is made in accordance with SEC rules. According to such rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. Under these rules, beneficial ownership as of any date includes any shares as to which a person has the right to acquire voting or investment power as of such date or within 60 days thereafter through the exercise of any stock option or other right or the vesting of any RSU, without regard to whether such right expires before the end of such 60-day period or continues thereafter. Under our certificate of incorporation, the Class B common stock will automatically convert into Class A common stock on a share-for-share basis in specified circumstances, including at the option of the holder of the Class B common stock. If two or more persons share voting power or investment power with respect to specific securities, all of such persons may be deemed to be beneficial owners of such securities.
The percentage of beneficial ownership as to any person as of April 26, 2018 (except as otherwise indicated below) is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power as of or within 60 days after April 26, 2018, by the sum of the number of shares outstanding as of April 26, 2018 plus the number of shares as to which such person has the right to acquire voting or investment power as of or within 60 days after April 26, 2018. Consequently, the denominator used for calculating such percentage may be different for each beneficial owner. Except as otherwise indicated below and under applicable community property laws, Secureworks believes that the beneficial owners of the common stock listed below, based on information furnished by such beneficial owners, have sole voting and investment power with respect to the shares shown.

Name of Beneficial Owner	Number of Shares of Class A Beneficially Owned (1)	Percentage of Shares of Class A Beneficially Owned (1)	Number of Shares of Class B Beneficially Owned (1)	Percentage of Shares of Class B Beneficially Owned (1)	Percentage of Total Voting Power (1)
Principal Stockholders:
Michael S. Dell (2)	70,000,000	85.7%	70,000,000	100%	98.4%
SLP Investment Funds (3)	70,000,000	85.7%	70,000,000	100%	98.4%
Dell Technologies Inc. (4)	70,000,000	85.7%	70,000,000	100%	98.4%
Dell Marketing L.P. (4)	70,000,000	85.7%	70,000,000	100%	98.4%
Centerview Entities (5)	1,741,070	14.9%	—	—	*
Masters Capital Management, LLC (6)	1,000,000	8.5%	—	—	*
The Vanguard Group (7)	890,437	7.6%	—	—	*
Neil Gagnon (8)	834,099	7.1%	—	—	*
Executive Officers and Directors:
Michael R. Cote (9)	1,192,767	9.9%	—	—	*
Pamela Daley (10)	134,773	1.1%	—	—	*
Michael S. Dell (2)	70,000,000	85.7%	70,000,000	100%	98.4%
Egon Durban	—	—	—	—	—
Mark J. Hawkins (11)	90,130	*	—	—	*
R. Wayne Jackson (12)	405,701	3.4%	—	—	*
William R. McDermott (13)	134,773	1.1%	—	—	*
Yagyensh C. (Buno) Pati (14)	25,572	*	—	—	*
James M. Whitehurst (15)	90,130	*	—	—	*
All executive officers and directors as a group (9 persons) (16)	72,073,846	87.5%	70,000,000	100%	98.6%
_________________
* Less than 1%.

(1)
Represents the percentage of Class A common stock and Class B common stock beneficially owned by each stockholder included in the table based on the number of shares of each such class outstanding as of April 26, 2018, as described in the introduction to this table.

(2)
Represents shares of Class B common stock held directly by Dell Marketing L.P. Mr. Dell is the Chairman of the Board and Chief Executive Officer of Dell Technologies and, as of April 26, 2018, was the beneficial owner of Dell Technologies common stock representing a majority of the total voting power of the outstanding shares of all outstanding classes of common stock of Dell Technologies. As a result of the foregoing, Mr. Dell may be deemed to be the beneficial owner of all of the shares of our common stock beneficially owned by Dell Technologies. Shares of Class A common stock shown as beneficially owned by Mr. Dell are issuable upon conversion of the same number of shares of Class B common stock deemed to be beneficially owned by Mr. Dell. Mr. Dell’s address is One Dell Way, Round Rock, Texas 78682.

(3)
Represents shares of Class B common stock held directly by Dell Marketing L.P. The SLP Investment Funds consist of Silver Lake Partners III, L.P., Silver Lake Technology Investors III, L.P., Silver Lake Partners IV, L.P., Silver Lake Technology Investors IV, L.P. and SLP Denali Co-Invest, L.P. The SLP Investment Funds have the right, under an agreement with Dell Technologies and other Dell Technologies stockholders, to approve the sale by Dell Technologies or specified subsidiaries of Dell Technologies (including Dell Marketing L.P.) of any shares of our common stock held by them. As a result, the SLP Investment Funds may be deemed to share beneficial ownership of all of the shares of our common stock owned by Dell Technologies and its specified subsidiaries. The general partner of each of Silver Lake Partners III, L.P. and Silver Lake Technology Investors III, L.P. is Silver Lake Technology Associates III, L.P., and the general partner of Silver Lake Technology Associates III, L.P. is SLTA III (GP), L.L.C., referred to as SLTA III. The general partner of SLP Denali Co-Invest, L.P. is SLP Denali Co-Invest GP, L.L.C., and the managing member of SLP Denali Co-Invest GP, L.L.C. is Silver Lake Technology Associates III, L.P. The general partner of each of Silver Lake Partners IV, L.P. and Silver Lake Technology Investors IV, L.P. is Silver Lake Technology Associates IV, L.P., and the general partner of Silver Lake Technology Associates IV, L.P. is SLTA IV (GP), L.L.C., referred to as SLTA IV. The managing member of SLTA III and SLTA IV is Silver Lake Group, L.L.C. As such, Silver Lake Group, L.L.C. may be deemed to have beneficial ownership of the securities beneficially owned by the SLP Investment Funds. The managing members of Silver Lake Group, L.L.C. are Michael Bingle, Egon Durban, Kenneth Hao and Gregory Mondre. Shares of Class A common stock shown as beneficially owned by the SLP Investment Funds are issuable upon conversion of the same number of shares of Class B common stock deemed to be beneficially owned by the SLP Investment Funds. The address for each of the SLP Investment Funds and other entities named above is 2775 Sand Hill Road, Suite 100, Menlo Park, California 94025.

(4)
Dell Marketing L.P. is the direct owner and holder of record of all of our outstanding Class B common stock. Dell Marketing L.P. is indirectly wholly owned by Dell Technologies through directly and indirectly held wholly-owned subsidiaries of Dell Technologies, consisting of Denali Intermediate Inc., Dell Inc., Dell International L.L.C. and Dell Marketing Corp. Dell Marketing Corp. directly owns all of the outstanding membership interests of each of Dell Marketing GP L.L.C. and Dell Marketing LP L.L.C. Dell Marketing GP L.L.C. is the sole general partner of, and owns a 1% general partnership interest in, Dell Marketing L.P. Dell Marketing LP L.L.C. is the sole limited partner of, and owns a 99% limited partnership interest in, Dell Marketing L.P. The shares of our common stock beneficially owned by Dell Technologies and directly owned and held of record by Dell Marketing L.P. may be deemed to be beneficially owned by each other direct or indirect wholly-owned subsidiary of Dell Technologies in addition to Dell Marketing L.P. Shares of Class A common stock shown as beneficially owned by Dell Technologies and Dell Marketing L.P. are issuable upon conversion of the same number of shares of Class B common stock beneficially owned by such stockholders. The address of each of the foregoing entities is One Dell Way, Round Rock, Texas 78682.

(5)
The information concerning the Centerview Entities is based on a Schedule 13G filed with the SEC on February 13, 2017. The shares of Class A common stock shown as beneficially owned by the Centerview Entities are beneficially owned by Centerview Capital Technology Fund (Delaware), L.P., or CCTF, Centerview Capital Technology Fund-A (Delaware), L.P., or CCTFA, Centerview Capital Technology Employee Fund, L.P., or CCTE and together with CCTF and CCTFA, referred to as the CCT Funds, Centerview Capital Technology Fund GP (Delaware), L.P., or CCTF GP, and Centerview Capital Technology Ltd., or CCT, referred to collectively as the Centerview Entities. The Centerview Entities are investment funds associated with Centerview Capital Technology, a private investment firm of which Yagyensh C. (Buno) Pati serves as a managing partner. CCTF reports that, as of December 31, 2016, it had shared voting power over 1,216,481 shares of Class A common stock and shared dispositive power over 1,216,481 shares of Class A common stock. CCTFA reports that, as of December 31, 2016, it had shared voting power over 437,536 shares of Class A common stock and shared dispositive power over 437,536 shares of Class A common stock. CCTE reports that, as of December 31, 2016, it had shared voting power over 87,053 shares of Class A common stock and shared dispositive power over 87,053 shares of Class A common stock. CCTF GP reports that, as of December 31, 2016, it had shared voting power over 1,741,070 shares of Class A common stock and shared dispositive power over 1,741,070 shares of Class A common stock. CCT reports that, as of December 31, 2016, it had shared voting power over 1,741,070 shares of Class A common stock and shared dispositive power over 1,741,070 shares of Class A common stock. The reporting persons report that CCTF GP, in its capacity as the general partner of the CCT Funds, has the ability to direct the decisions regarding the voting or disposition of securities directly held by the CCT Funds. Therefore, CCTF GP may be deemed to share voting and investment power with respect to the shares of Class A common stock held by the CCT Funds. The reporting persons report that CCT, in its capacity as the general partner of CCTF GP, has the power to direct the decisions of CCTF GP regarding the voting or disposition of securities directly held by the CCT Funds. Therefore, CCT may be deemed to share voting and investment power with respect to the shares of Class A common stock held by the CCT Funds. The reporting persons report that CCT must consult with and obtain the consent of the investment committee for the CCT Funds (composed of David Dorman, David Handler, Edwin B. Hooper III, Yagyensh C. (Buno) Pati, Robert Pruzan and David St. Jean) with respect to all matters and decisions related to the investments of the CCT Funds. The address of each of the Centerview Entities is 600 Ramona Street, 2nd Floor, Palo Alto, California 94301.

(6)
The information concerning Masters Capital Management, LLC, or MCM, is based on a Schedule 13G filed with the SEC on February 14, 2017. Each of MCM and Michael Masters, who is the managing member of MCM, reports that, as of December 31, 2016, such reporting person had shared voting power and shared dispositive power over all of the shares shown. Each of MCM and Mr. Masters reports that the shares reported as beneficially owned by such reporting person are owned by advisory clients of MCM and that none of such advisory clients beneficially owns more than 5% of the Class A common stock. MCM’s address is 3060 Peachtree Road, Suite 1425, Atlanta, Georgia 30305. Mr. Masters’ address is c/o Masters Capital Management, LLC, 3060 Peachtree Road, Suite 1425, Atlanta, Georgia 30305.

(7)
The information concerning The Vanguard Group is based on a Schedule 13G/A filed with the SEC on February 9, 2018. The Vanguard Group reports that, as of December 31, 2017, it had sole voting power over 9,355 shares of Class A common stock, sole dispositive power over 881,082 shares of Class A common stock and shared dispositive power over 9,355 shares of Class A common stock. The Vanguard Group reports that Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 9,355 shares as a result of its serving as investment manager of collective trust accounts. The Vanguard Group’s address is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(8)
The information concerning Neil Gagnon is based on a Schedule 13G/A filed with the SEC on February 14, 2018. Mr. Gagnon reports that, as of December 31, 2017, he had sole voting power over 84,731 shares of Class A common stock, shared voting power over 730,788 shares of Class A common stock, sole dispositive power over 84,731 shares of Class A common stock and shared dispositive power over 749,368 shares of Class A common stock. Mr. Gagnon reports that he is the managing member and principal owner of Gagnon Securities LLC, referred to as GS, which is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended, referred to as the Advisers Act, and a registered broker-dealer, in its role as investment manager to several customer accounts, foundations, partnerships and trusts, collectively referred to as the accounts, to which it furnishes investment advice. Mr. Gagnon reports that he and GS may be deemed to share voting power with respect to 455,656 shares of Class A common stock held in the accounts and dispositive power with respect to 470,921 shares held in the accounts. GS and Mr. Gagnon expressly disclaim beneficial ownership of all securities held in the accounts. Mr. Gagnon reports that he is the Chief Executive Officer of Gagnon Advisors, LLC, referred to as Gagnon Advisors, an investment adviser registered with the SEC under the Advisers Act. Mr. Gagnon reports that he and Gagnon Advisors, in its role as investment manager to Gagnon Investment Associates, LLC, referred to as GIA, a private investment fund, may be deemed to share voting and dispositive power with respect to the 232,600 shares of Class A common stock held by GIA. GS and Mr. Gagnon expressly disclaim beneficial ownership of all securities held by GIA. Mr. Gagnon’s address is 1370 Avenue of the Americas, 24th Street, New York, New York 10019.

(9)
The shares of Class A common stock shown as beneficially owned by Mr. Cote include 355,672 shares of Class A common stock that Mr. Cote either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after April 26, 2018 and 672,122 restricted shares of Class A common stock which are subject to vesting. Mr. Cote’s address is c/o SecureWorks Corp., One Concourse Parkway NE Suite 500, Atlanta, Georgia 30328.

(10)
The shares of Class A common stock shown as beneficially owned by Ms. Daley include 32,095 shares of Class A common stock that Ms. Daley either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after April 26, 2018.

(11)
The shares of Class A common stock shown as beneficially owned by Mr. Hawkins include 32,095 shares of Class A common stock that Mr. Hawkins either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after April 26, 2018.

(12)
The shares of Class A common stock shown as beneficially owned by Mr. Jackson include 117,920 shares of Class A common stock that Mr. Jackson either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after April 26, 2018 and 228,283 restricted shares of Class A common stock which are subject to vesting.

(13)
The shares of Class A common stock shown as beneficially owned by Mr. McDermott include 32,095 shares of Class A common stock that Mr. McDermott either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after April 26, 2018.

(14)
The shares of Class A common stock shown as beneficially owned by Mr. Pati include 16,638 shares of Class A common stock that Mr. Pati either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after April 26, 2018.

(15)
The shares of Class A common stock shown as beneficially owned by Mr. Whitehurst include 32,095 shares of Class A common stock that Mr. Whitehurst either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after April 26, 2018.

(16)
The shares shown as beneficially owned by all executive officers and directors as a group include 618,610 shares of Class A common stock that directors and executive officers either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after April 26, 2018, 900,405 restricted shares of Class A common stock granted in the aggregate to the executive officers under the SecureWorks Corp. 2016 Long-Term Incentive Plan, and all of the shares of our outstanding common stock beneficially owned by Mr. Dell. Excluding the shares of our common stock beneficially owned by Mr. Dell, the percentage of shares of Class A common stock beneficially owned by all executive officers and directors as a group is 16.8%, and the percentage of total voting power represented by the shares of Class A common stock beneficially owned by all executive officers and directors as a group is less than 1.0%.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee assists the Board of Directors in its oversight of the financial reporting process of SecureWorks Corp. (the “Company”). The Audit Committee’s responsibilities are more fully described in its charter, which is accessible on the Company’s website.
Management has the primary responsibility for the preparation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures. The Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion thereon.
The Audit Committee reports that it has:

•	reviewed and discussed with the Company’s management the audited consolidated financial statements for the fiscal year ended February 2, 2018;

•	discussed with PwC the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board;

•
received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC its independence from the Company; and

•
based on the review and discussions referred to herein, recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended February 2, 2018, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
Mark J. Hawkins, Chair
Pamela Daley
Yagyensh C. (Buno) Pati

ADDITIONAL INFORMATION

Director Nomination Process

Director Qualifications - The Board of Directors has adopted guidelines for qualifications of director candidates, which are described above under “Proposal 1 - Election of Directors - Director Qualifications and Information.” In addition, all candidates must possess the aptitude or experience to understand fully the legal responsibilities of a director and the governance processes of a public company, as well as the personal qualities to be able to make a substantial active contribution to Board deliberations. Further, each candidate must be willing to commit sufficient time to discharge the duties of Board membership and should have sufficient years available for service to make a significant contribution to Secureworks over time.
Selection and Nomination Process - Whenever a vacancy occurs on the Board of Directors (either because of a newly created director position or a serving director’s death, resignation, retirement, disqualification or removal), and the Board of Directors does not eliminate the vacancy by reducing the size of the Board, the Board will select a person to fill the vacancy. The new director will serve as a director until the annual meeting of stockholders at which the director’s term expires and until the director’s successor is duly elected and qualified or until the director’s earlier death, resignation, retirement, disqualification or removal. The Governance and Nominating Committee will be responsible for identifying one or more candidates to fill the vacancy, evaluating the candidate’s suitability for service on the Board, and, if the candidate is considered suitable, recommending the candidate to the full Board of Directors for appointment. In addition, the Governance and Nominating Committee is responsible for recommending nominees for election or re-election to the Board at each annual meeting of stockholders.
The Governance and Nominating Committee may use any methods it deems appropriate to identify candidates for Board membership, including recommendations from current Board members and recommendations from stockholders. The committee also may engage outside search firms to identify suitable candidates.
The Governance and Nominating Committee may engage in whatever investigation and evaluation processes it deems appropriate, including, in addition to a review of a candidate’s background, characteristics, qualities and qualifications, personal interviews with the candidate.
In formulating its recommendation of a candidate to the Board of Directors, the Governance and Nominating Committee will consider not only the findings and conclusions of its investigation and evaluation process, but also the current composition of the Board, the attributes and qualifications of serving Board members, additional attributes, capabilities or qualifications that should be represented on the Board of Directors, and whether the candidate could provide those additional attributes, capabilities or qualifications. The committee will not recommend any candidate unless that candidate has indicated a willingness to serve as a director and has agreed to comply, if elected, with the expectations and requirements of Board service.

Stockholder Recommendations to the Governance and Nominating Committee - Stockholders of Secureworks may recommend individuals to the Board of Directors for consideration as director candidates by submitting candidates’ names and appropriate background and biographical information to the Governance and Nominating Committee, c/o Board Liaison, SecureWorks Corp., One Concourse Parkway NE, Suite 500, Atlanta, Georgia 30328. If the appropriate information is provided in a timely manner, the Governance and Nominating Committee, in accordance with the policy set forth in our Corporate Governance Principles, generally will consider these candidates in substantially the same manner as it considers other Board candidates.

Stockholder Nominations - Stockholders who wish to nominate an individual for election as a director, rather than recommending a candidate for nomination by the Board of Directors, must follow the procedures set forth in the advance notice provisions of our bylaws. Those procedures are described below under “- Stockholder Proposals for Next Year’s Annual Meeting - Proposal for Consideration at Next Year’s Annual Meeting - Bylaw Provisions.”

Re-Election of Existing Directors - In considering whether to recommend directors who are eligible to stand for re-election, the Governance and Nominating Committee may consider a variety of factors, including a director’s past contributions to the Board of Directors and ability to continue to contribute productively, attendance at Board and committee meetings and compliance with our Corporate Governance Principles (including satisfying the expectations for individual directors), as well as whether the director continues to possess the attributes, capabilities and qualifications considered necessary or desirable for Board service, the results of the annual Board self-evaluation, the independence of the director and the nature and extent of the director’s non-Secureworks activities.
Stockholder Proposals for Next Year’s Annual Meeting

Stockholder proposals will be eligible for consideration for inclusion in the proxy statement and form of proxy for the 2019 Annual Meeting of stockholders in accordance with Rule 14a-8 under the Exchange Act, or Rule 14a-8. Further, in accordance with the Secureworks bylaws, nominations of persons for election to the Board and other stockholder proposals will be eligible for consideration at next year’s annual meeting without inclusion in the proxy materials.
Proposal for Inclusion in Next Year’s Proxy Statement - A stockholder who wishes to present a proposal (other than a nomination of persons for election to the Board of Directors) for inclusion in Secureworks’ proxy statement for the 2019 Annual Meeting in accordance with Rule 14a-8 must deliver the proposal to our principal executive offices no later than the close of business on January 11, 2019. Submissions must be delivered to the Corporate Secretary at SecureWorks Corp., One Concourse Parkway NE, Suite 500, Atlanta, Georgia 30328, Attn: Corporate Secretary. The submission by a stockholder of a proposal for inclusion in the proxy statement is subject to regulation by the SEC under Rule 14a-8.
Proposal for Consideration at Next Year’s Annual Meeting

•
Bylaw Provisions - Under our bylaws, a stockholder who desires to present a nomination of persons for election to the Board of Directors or other proposal for consideration at the 2019 Annual Meeting, but not for inclusion in next year’s proxy statement, must deliver the proposal no later than 5:00 p.m., Eastern Time, on March 23, 2019 and no earlier than 5:00 p.m., Eastern Time, on February 21, 2019 unless we publicly announce a different submission deadline in accordance with our bylaws.

The submission must contain the information specified in our bylaws, including a description of the proposal and a brief statement of the reasons for the proposal, the name and address of the stockholder (as they appear in Secureworks’ stock transfer records), the number of Secureworks shares owned of record and, if the proposal is being made on behalf of a beneficial owner of our stock, the number of Secureworks shares owned beneficially by such beneficial owner, and a description of any material financial or other interest that the record stockholder or the beneficial owner may have in the proposal. For additional information about these requirements, see our bylaws, which we have filed with the SEC and which are also available on our website at investors.secureworks.com in the Governance section under Documents & Charters. Proposals must be delivered to the Corporate Secretary at SecureWorks Corp., One Concourse Parkway NE, Suite 500, Atlanta, Georgia 30328, Attn: Corporate Secretary.
The provisions of our bylaws concerning notice of proposals by stockholders are not intended to affect any rights of stockholders to seek inclusion of proposals in our proxy statement under Rule 14a-8.

•
Voting by the Company’s Proxy Holders on Proposals Presented at Meeting - For any proposal a stockholder does not submit for inclusion in next year’s proxy statement, but instead seeks to present directly at next year’s annual meeting in accordance with the advance notice provisions of our bylaws described above, the Company’s proxy holders may vote their proxies in their discretion, notwithstanding the stockholder’s compliance with such advance notice provisions, if the Company advises the stockholders in next year’s proxy statement about the nature of the matter and how the Company’s proxy holders intend to vote on such matter, except where the stockholder solicits proxies in the manner contemplated by, and complies with, specified provisions of the SEC’s proxy rules.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, specified officers and persons who beneficially own more than 10% of our Class A common stock to file with the SEC initial reports of ownership and reports of changes in ownership of Secureworks’ common stock and other equity securities. These reporting persons are required by SEC rules to furnish Secureworks with copies of all Section 16(a) reports they file. Based solely on a review of Section 16(a) reports furnished to Secureworks for Fiscal 2018, or written representations that no other reports were required, we believe that our Section 16(a) reporting persons complied with all applicable filing requirements for Fiscal 2018.
Certain Relationships and Related Transactions

For purposes of the following discussion, except as stated otherwise or unless the context indicates otherwise, “Dell Technologies” means Dell Technologies and its subsidiaries (excluding Secureworks and its subsidiaries), “Dell Inc.” means Dell Inc. and its subsidiaries (excluding Secureworks and its subsidiaries) and “Secureworks,” “we,” “us,” or “our company” mean Secureworks and its subsidiaries.

Policies and Procedures with Respect to Transactions with Related Persons

The Governance and Nominating Committee, in accordance with its charter and with a written policy adopted by the Board of Directors, is charged with the responsibility for reviewing and approving or ratifying any related person transactions. Under our policy, a related person transaction is any transaction in an amount exceeding $120,000 in which Secureworks or any of its subsidiaries is a participant and in which a related person has a direct or indirect material interest within the meaning of Item 404 of the SEC’s Regulation S-K and that would be required to be disclosed by Secureworks in its SEC filings pursuant to Item 404. For purposes of the policy, a related person is a director (including a director nominee) or executive officer of Secureworks, a person known by us to be the beneficial owner of more than 5% of any class of our voting securities at the time of the occurrence or existence of the transaction, or an immediate family member (as defined in Item 404) of any of the foregoing persons.
In determining whether to approve a related person transaction, the Governance and Nominating Committee is required to consider, among other factors, the following factors to the extent relevant to the transaction:

•	whether the terms are fair to Secureworks or its subsidiary and on the same basis that would apply if the transaction did not involve a related person;

•	whether there are business reasons for Secureworks or its subsidiary to enter into the transaction;

•
whether a transaction in which a director has a direct or indirect material interest would impair the independence of a non-employee director (including, if applicable, with respect to the director’s capacity as a member of the Audit Committee, the Compensation Committee or the Governance and Nominating Committee); and

•	whether the transaction would present an improper conflict of interest for any director or executive officer.
In addition, the policy provides that the Governance and Nominating Committee may not approve or ratify a related person transaction unless the committee has determined that the transaction is in, or is not inconsistent with, the best interests of Secureworks and its stockholders.

Related persons referred to in the following description of certain transactions include Dell Technologies, Michael S. Dell and the investment funds affiliated with Silver Lake Partners, which we refer to as the SLP investment funds, on the basis of their beneficial ownership of more than 5% of a class of our outstanding common stock, and entities in which such persons have an interest. Mr. Dell also serves as the Chairman of our Board of Directors and as the Chairman of the Board and Chief Executive Officer of Dell Technologies. See “Security

Ownership of Certain Beneficial Owners and Management” for information about the beneficial ownership of our outstanding common stock as of April 26, 2018 by each of these persons.
The agreements and arrangements described below under “- Relationship with Dell Technologies,” as well as some of the other transactions described below, were entered into before April 22, 2016, which was the date on which our Class A common stock was listed on the Nasdaq Global Select Market and the Governance and Nominating Committee composed solely of independent directors was constituted, and before the written policy summarized above became effective. Continuing transactions that were initiated before April 22, 2016 are subject to periodic review by the Governance and Nominating Committee under that policy.
Relationship with Dell Technologies

During the period since we became a subsidiary of Dell Inc. in 2011, Dell Inc. has provided various corporate services to us in the ordinary course of our business, including finance, tax, human resources, legal, insurance, IT, procurement and facilities-related services. Dell Inc. also has provided us with the services of a number of its executives and employees. The costs of these services currently are governed by the shared services agreement between us and Dell Inc. described below under “- Operating and Other Agreements Between Dell Inc. or Dell Technologies and Us - Shared Services Agreement.” The total amount of fees we paid for services provided under the shared services agreement was $4.9 million for Fiscal 2018.
As a subsidiary of Dell Technologies, we participate in various commercial arrangements with Dell Inc., under which, for example, we provide information security solutions to Dell Inc. or to third-party clients of Dell Inc. in the United States and some international jurisdictions. Our provision of these solutions is governed by our security services customer master services agreement, or master services agreement, with a subsidiary of Dell Inc. that went into effect on August 1, 2015 and is described below under “- Operating and Other Agreements Between Dell Inc. or Dell Technologies and Us - Commercial Agreements - Master Services Agreement.” Under the master services agreement, we charge for our solutions at a rate that is intended to approximate arm’s-length pricing. Revenues generated by us from the sale of solutions under the master services agreement totaled approximately $21.1 million for Fiscal 2018.
We purchase certain enterprise hardware systems from Dell Inc. in order to provide security solutions to our clients. Expenses associated with these transactions are incurred at a rate that is intended to approximate arm’s-length pricing pursuant to our amended and restated master commercial customer agreement, or master commercial customer agreement, with a subsidiary of Dell Inc. that went into effect on August 1, 2015 and is described below under “- Operating and Other Agreements Between Dell Inc. or Dell Technologies and Us - Commercial Agreements - Amended and Restated Master Commercial Customer Agreement.” We did not make any direct purchases of hardware systems from Dell Inc. during Fiscal 2018. We also purchase computer equipment for internal use from Dell Inc. We make these purchases at a rate that is intended to approximate arm’s-length pricing. Our purchases of computer equipment from Dell Inc. totaled $2.6 million for Fiscal 2018.
We distribute our solutions through a network of Dell Inc. legal entities in certain of the non-U.S. markets in which we compete. In connection with our sale of solutions and hardware to Dell Inc. for its resale to its end-user clients, we have entered into an amended and restated reseller agreement, or reseller agreement, with Dell Inc. that went into effect on August 1, 2015 and is described below under “- Operating and Other Agreements Between Dell Inc. or Dell Technologies and Us - Commercial Agreements - Amended and Restated Reseller Agreement.” Revenue generated by us from our sale of solutions and hardware to Dell Inc. for its resale to its end-user clients under the reseller agreement totaled $44.7 million for Fiscal 2018.
Operating and Other Agreements Between Dell Inc. or Dell Technologies and Us

In connection with our initial public offering, effective as of August 1, 2015, we entered into certain agreements with Dell Inc., wholly-owned subsidiaries of Dell Inc., and Dell Technologies for the purpose of formalizing our existing and future relationships with these companies after the offering. The terms of these agreements were primarily determined by Dell Inc. and Dell Technologies, and therefore may not be representative of the terms we could obtain on a stand-alone basis or in negotiations with an unaffiliated third party. These agreements include:

•	a shared services agreement;

•	intellectual property agreements;

•	a tax matters agreement;

•	an employee matters agreement;

•	agreements related to real estate matters; and

•	commercial agreements.
The description of the agreements presented below is not complete and is qualified, as applicable, by reference to the specific terms of the agreements, copies of which we have filed with the SEC to the extent required by SEC rules.
Dell Inc. has been a wholly-owned subsidiary of Dell Technologies since the closing of Dell Inc.’s going-private transaction in October 2013.
Shared Services Agreement - We have entered into a shared services agreement with Dell Inc. under which Dell Inc. provides us with finance, tax, human resources, legal, insurance, IT, procurement and facilities-related services. In addition, we provide various facilities-related services to Dell Inc. employees working out of our leased facilities.
For so long as the shared services agreement is in effect, additional services may be included in the agreement, with the costs, term and level of such additional services to be mutually agreed upon by Dell Inc. and us. If we ask Dell Inc. to provide us with any additional services that Dell Inc. either provided to us before our initial public offering or provides to itself or to any other Dell Inc. subsidiary, the lack of which will have a material effect on the continued operation of our business taken as a whole, Dell Inc. agrees to use commercially reasonable efforts to begin providing the additional services while we and Dell Inc. negotiate the terms of the services.
For the services rendered, we pay fees to Dell Inc. in amounts specified in the shared services agreement. The fees vary with the type of service provided and generally are calculated according to one of the following methodologies:

•	estimated cost to Dell Inc. per annum of providing the service;

•	amount of fees and expenses paid by Dell Inc. for services that Dell Inc. has contracted to be provided by third parties; or

•	amount to be determined at the time services are provided on a project-by-project basis.
The shared services agreement was amended in November 2017 to modify the amount of fees payable to Dell for specified services. The payments we have made and expect to make pursuant to the shared services agreement are not necessarily indicative of, and it is not practical for us to estimate, the level of expenses we might incur in procuring these services from alternative or third-party sources on an arm’s-length basis.
Intellectual Property Agreements - We have entered into an intellectual property contribution agreement with Dell Inc. and specified subsidiaries of Dell Inc. in which Dell Inc., as of August 1, 2015, assigned us all right, title and interest in certain patents, trademarks, copyrights and domain names that we use in our business that were owned by Dell Inc. entities.

Under a trademark license agreement, Dell Inc. has granted us a non-exclusive, royalty-free worldwide license to use the trademark “DELL,” solely in the form of “SECUREWORKS - A DELL COMPANY,” in connection with our business and products, services and advertising and marketing materials related to our business. Under the agreement, our use of the “DELL” trademark in connection with any product, service or otherwise is subject to Dell Inc.’s prior review and written approval, which may be revoked at any time. We must immediately cease use of the licensed trademark generally or in connection with any product, services or materials upon Dell Inc.’s written request. The agreement is terminable at will by either party, and we must cease all use of the “DELL” trademark upon any such termination.
Tax Matters Agreement - We have entered into a tax matters agreement with Dell Technologies with an effective date of August 1, 2015. The tax matters agreement governs the respective rights, responsibilities and obligations of Dell Technologies and us with respect to tax liabilities and benefits, tax attributes, tax contests, and other matters regarding income taxes, non-income taxes and related tax returns.
In general, under the tax matters agreement:

•
Dell Technologies generally is responsible for any U.S. federal income taxes of the Dell Technologies affiliated group for U.S. federal income tax purposes of which Dell Technologies is the common parent. For tax periods, or portions thereof, beginning after the effective date of the tax matters agreement in which we or one of our subsidiaries are included in such a group, we are responsible for our portion of such income tax liability (with certain technical adjustments) as if we and our subsidiaries had filed a separate tax return that included only us and our subsidiaries for that period.

•
Dell Technologies generally is responsible for any U.S. state or local income taxes reportable on a consolidated, combined or unitary return that includes Dell Technologies entities other than us or our subsidiaries, on the one hand, and us or one of our subsidiaries, on the other hand. For tax periods, or portions thereof, beginning after the effective date of the tax matters agreement in which we or one of our subsidiaries are included in such a group, we are responsible for our portion of such income tax liability (with certain technical adjustments) as if we and our subsidiaries had filed a separate tax return that included only us and our subsidiaries for that period.

•
Dell Technologies is responsible for any U.S. state or local income taxes reportable on returns that include only Dell Technologies entities other than us or our subsidiaries, and we are responsible for any U.S. state or local income taxes filed on returns that include only us and our subsidiaries.

•	Dell Technologies is responsible for any non-U.S. income taxes of Dell Technologies entities other than us, and we are responsible for any non-U.S. income taxes of us and our subsidiaries.

•	We and Dell Technologies each are responsible for any non-income taxes attributable to our respective businesses for all periods, with specified exceptions.
Without the prior written consent of Dell Technologies, we may not issue any capital stock, issue any instrument that is convertible, exercisable or exchangeable into any of our capital stock or which may be deemed to be equity for tax purposes, or take any other action that would be reasonably expected to cause Dell Technologies to beneficially own capital stock in us that, on a fully diluted basis, does not constitute “control” within the meaning of Section 368(c) of the Internal Revenue Code or cause a deconsolidation of us with respect to the Dell Technologies consolidated group.
We are required to indemnify Dell Technologies for any breach by us of the tax matters agreement (including any breach of our obligation not to cause Dell Technologies to lose “control” within the meaning of Section 368(c) of the Internal Revenue Code or cause a deconsolidation). Dell Technologies is required to indemnify us for any breach by Dell Technologies of the tax matters agreement.

Agreements Related to Real Estate Matters - To comply with regulatory requirements in India, we have entered into a separate lease with Dell Technologies that governs the terms under which we may use the space we share, and will continue to share, with Dell Technologies a property in that jurisdiction. Payments to Dell Technologies under that lease totaled $128,159 for Fiscal 2018.
Dell Inc. has entered into a guaranty in favor of the landlord under the office lease for our headquarters in Atlanta, Georgia, in which it has agreed to guarantee unconditionally the full and prompt payment and performance of our obligations to the landlord under the lease and any related documents or instruments.
Commercial Agreements - We have entered into the following agreements with respect to existing, ongoing and future commercial arrangements either with Dell Inc. or with clients with which we have contracted to provide solutions through Dell Inc.

Master Services Agreement. Since the date of our acquisition by Dell Inc. in 2011, we have provided information security solutions from time to time either directly to Dell Inc. or to a Dell Inc. subsidiary, or on Dell Inc.’s behalf to third-party clients with which Dell Inc. has entered into commercial agreements. We have entered into a master services agreement with a subsidiary of Dell Inc. that formalizes the process and terms under which Dell Inc. purchases information security solutions from us, together with related hardware. The master services agreement governs our provision of these solutions directly to Dell Inc. and Dell Inc.’s subsidiaries as a client, as well as any new engagements in which we provide complex, bundled services and related hardware to third parties on Dell Inc.’s behalf. The type of managed security solutions to be provided to Dell Inc. is specified in the applicable service order executed or submitted by Dell Inc. under the master services agreement from time to time, and is priced at a discount to list price. The amount and pricing for any consulting solutions to be provided under the agreement is set forth in the applicable statement of work.
The term of the master services agreement will continue until all service orders or statements of work have expired or been terminated. Either party may terminate the master services agreement or any service order or statement of work in the event of a material breach by the other party that is not cured within 30 days’ written notice thereof.
Amended and Restated Master Commercial Customer Agreement. We procure certain hardware, software and services from Dell Inc. from time to time. We have entered into an amended and restated master commercial customer agreement with a subsidiary of Dell Inc. (for itself and for those subsidiaries that expressly agree to the terms of the agreement or are otherwise legally bound to such terms) that formalizes the process and terms on which we purchase hardware, software and services. The type and amount of any hardware, software or services that we purchase is specified in the applicable service schedule or purchase order executed or submitted by us under the master commercial customer agreement from time to time, and is priced either at a discount to list price or at a margin above the Dell Inc. subsidiary’s cost as specified in the agreement. The pricing terms are generally consistent with the pricing terms Dell Inc. offers to select corporate customers.
Amended and Restated Reseller Agreement. We presently distribute our solutions through a network of Dell Inc. legal entities in certain of the non-U.S. markets in which we compete. We have established our own wholly-owned subsidiaries in some of our key non-U.S. markets, and will continue to do so. With respect to all other non-U.S. markets, however, we have entered into an amended and restated reseller agreement with Dell Inc. under which the Dell Inc. legal entities located in the applicable jurisdictions will continue to distribute our solutions. In connection with our sale of solutions and hardware to Dell Inc. for their resale to their end-user clients, we will invoice Dell Inc. an amount equal to Dell Inc.’s reseller-related revenues less a discount. We act as the primary point of contact for clients obtained through the reseller agreement with respect to questions regarding any installation services performed by us, as well as with respect to ongoing maintenance and support for the solutions.
We have entered into a letter agreement with Dell Inc. that applies to existing agreements between us and Dell Inc. under which either we provide information security solutions and related hardware to a third-party client on Dell Inc.’s behalf or Dell Inc. acts as a reseller of our solutions. The letter agreement provides that we will continue to provide our solutions and related hardware, and Dell Inc. will continue to act as reseller, in accordance with the terms and conditions of our existing agreements with Dell Inc. The pricing terms of existing information security solutions agreements have been revised to reflect the discount to list price specified in the master services agreement.
Revolving Credit Facility

On November 2, 2015, SecureWorks, Inc., our wholly-owned subsidiary, entered into a revolving credit agreement with a subsidiary of Dell Inc. under which we obtained a $30 million senior unsecured revolving credit facility available for a one-year term beginning on April 21, 2016. Effective as of March 27, 2018, the facility agreement was amended and restated to extend the maturity date to March 27, 2019 and to modify the annual rate at which interest accrues. Under the facility, up to $30 million principal amount of borrowings may be outstanding at any time. The maximum amount of borrowings may be increased by up to an additional $30 million by mutual agreement. The proceeds from loans made under the facility will be used for general corporate purposes. The facility is not guaranteed by us or any of our subsidiaries. Each loan made under the revolving credit facility will accrue interest at an annual rate equal to the applicable London interbank offered rate plus 1.15%. There was no outstanding balance under the credit facility as of February 2, 2018. As of that date, we had accrued $0.2 million for commitment fees due under the facility.
Transactions with EMC and Its Subsidiaries

On September 7, 2016, Dell Technologies completed its acquisition by merger of EMC, which became a wholly-owned subsidiary of Dell Technologies on that date. We are participants in, or otherwise receive benefits under, a number of transactions and arrangements with EMC and its wholly-owned or majority-owned subsidiaries, including VMware, Inc. During Fiscal 2018, we paid EMC and its subsidiaries a total of $0.9 million for purchases of annual maintenance services and hardware systems for internal use.
Transactions with Other Subsidiaries of Dell Technologies

We recognized revenue of $0.2 million for Fiscal 2018 related to security solutions we provided to RSA Security LLC and Pivotal Software, Inc., which are subsidiaries of Dell Technologies. Purchases by us from these subsidiaries for Fiscal 2018 totaled $0.1 million.
Other Transactions with Related Persons

In Fiscal 2018, we sold services to DFI Resources, LLC, an entity affiliated with Mr. Dell, for a total purchase price of $0.2 million.

Code of Ethics for Senior Financial Officers

Secureworks maintains a Code of Ethics for Senior Financial Officers that is applicable to our President and Chief Executive Officer, our Chief Financial Officer and our Chief Accounting Officer and is available on Secureworks’ website at investors.secureworks.com in the Governance section under Documents & Charters. The Code of Ethics for Senior Financial Officers, which satisfies the requirements of a “code of ethics” under SEC rules, addresses matters specific to those senior financial positions in the Company, including responsibility for the disclosures made in our filings with the SEC, reporting obligations with respect to certain matters and a general obligation to promote honest and ethical conduct within the Company. The President and Chief Executive Officer, the Chief Financial Officer and the Chief Accounting Officer are also required to comply with our Code of Conduct. Secureworks will post any waivers of, or amendments to, the Code of Ethics for Senior Financial Officers on its website at investors.secureworks.com in the Governance section in the circumstances and within the time period required under SEC rules.
In addition, Secureworks maintains a Code of Conduct (entitled “How We Win”) that is applicable to all of our employees and officers worldwide and to our Board of Directors. The Code of Conduct contains written standards that are designed to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest; full, fair, accurate, timely and understandable public disclosures and communications, including financial reporting; compliance with applicable laws, rules and regulations; prompt internal reporting of violations of the code; and accountability for adherence to the code. A copy of the Code of Conduct is posted on Secureworks’ website at investors.secureworks.com in the Governance section under Documents & Charters.
Stockholders Sharing the Same Last Name and Address

Only one copy of the proxy statement and annual report to stockholders or Notice of Internet Availability of Proxy Materials for the 2018 Annual Meeting is being sent to stockholders who share the same last name and address, unless they have notified Secureworks that they want to continue receiving multiple packages. This practice, known as “householding,” is intended to eliminate duplicate mailings, conserve natural resources and help reduce printing and mailing costs.
If you received a householded mailing this year and would like to receive a separate copy of the proxy materials, Secureworks will deliver a copy promptly upon your oral or written request made to Secureworks in one of the following ways:

•	E-mail Secureworks’ Investor Relations department at investorrelations@secureworks.com

•	Send your request by mail to SecureWorks Corp., Investor Relations, One Concourse Parkway NE, Suite 500, Atlanta, Georgia 30328

•	Call Secureworks’ Investor Relations department at (404) 639-9191
You also may download a copy of any of these materials on our website at investors.secureworks.com and at www.proxyvote.com.
To opt out of householding for future distributions of proxy materials, you may notify Secureworks using the contacts for the Investor Relations department provided above.
If you received multiple copies of the proxy materials and would prefer to receive a single copy in the future, you may notify Secureworks of your preference using the contacts for the Investor Relations department provided above.
Householding for banks, brokerage firms or other nominee accounts is limited to accounts within the same brokerage firm or other nominee. For example, if you and your spouse share the same last name and address, and you and your spouse each have two accounts containing Secureworks stock at two different brokerage firms, your household will receive two copies of the proxy materials, one from each brokerage firm. If you are a beneficial owner, you may request information about householding from your bank, brokerage firm or other nominee.
Availability of Annual Report on Form 10-K

This proxy statement is accompanied by our Annual Report on Form 10-K for Fiscal 2018, which is our annual report to stockholders for the fiscal year. The Annual Report on Form 10-K is available without exhibits at investors.secureworks.com and with exhibits at the website maintained by the SEC at www.sec.gov. You may obtain, free of charge, a printed version of the Annual Report on Form 10-K without exhibits upon request to Secureworks in one of the following ways:

•	E-mail Secureworks’ Investor Relations department at investorrelations@secureworks.com

•	Send your request by mail to SecureWorks Corp., Investor Relations, One Concourse Parkway NE, Suite 500, Atlanta, Georgia 30328

•	Call Secureworks’ Investor Relations department at (404) 639-9191
Other Matters

To the extent that this proxy statement is incorporated by reference into any other filing by Secureworks under the Securities Act of 1933 or under the Exchange Act, the section of this proxy statement entitled “Report of the Audit Committee,” to the extent permitted by SEC rules, will not be deemed incorporated in such a filing, unless specifically provided otherwise in the filing. In addition, such section will not be deemed to be soliciting material. Except as stated otherwise, all website addresses contained in this proxy statement are intended to be inactive, textual references only. The information on, or accessible through, any website (including the Secureworks website) identified in this proxy statement is not a part of, and is not incorporated by reference into, this proxy statement.

Annex A

_________________________________________________

SECUREWORKS CORP.

2016 LONG-TERM INCENTIVE PLAN

(As Amended and Restated as of , 2018)

_________________________________________________

A-i

9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS			A-16
	9.1	Right to Payment and SAR Price		A-16
	9.2	Other Terms		A-16
	9.3	Term		A-16
	9.4	Rights of Holders of SARs		A-16
	9.5	Transferability of SARs		A-16
	9.6	Family Transfers		A-17
10.	TERMS AND CONDITIONS OF RESTRICTED STOCK, RESTRICTED STOCK UNITS, AND DEFERRED STOCK UNITS			A-17
	10.1	Grant of Restricted Stock, Restricted Stock Units, and Deferred Stock Units		A-17
	10.2	Restrictions		A-17
	10.3	Registration; Restricted Stock Certificates		A-17
	10.4	Rights of Holders of Restricted Stock		A-17
	10.5	Rights of Holders of Restricted Stock Units and Deferred Stock Units		A-18
		10.5.1	Voting and Dividend Rights	A-18
		10.5.2	Creditor’s Rights	A-18
	10.6	Termination of Service		A-18
	10.7	Purchase of Restricted Stock and Shares of Stock Subject to Restricted Stock Units and Deferred Stock Units		A-18
	10.8	Delivery of Shares of Stock		A-19
11.	TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER EQUITY-BASED AWARDS			A-19
	11.1	Unrestricted Stock Awards		A-19
	11.2	Other Equity-Based Awards		A-19
12.	TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS			A-19
	12.1	Dividend Equivalent Rights		A-19
	12.2	Termination of Service		A-20
13.	TERMS AND CONDITIONS OF PERFORMANCE AWARDS AND ANNUAL INCENTIVE AWARDS			A-20
	13.1	Grant of Performance Awards and Annual Incentive Awards		A-20
	13.2	Value of Performance Awards and Annual Incentive Awards		A-20
	13.3	Earning of Performance Awards and Annual Incentive Awards		A-20
	13.4	Form and Timing of Payment of Performance Awards and Annual Incentive Awards		A-20
	13.5	Performance Conditions		A-20
	13.6	Performance Awards or Annual Incentive Awards Granted to Designated Covered Employees		A-21
		13.6.1	Performance Goals Generally	A-21
		13.6.2	Timing For Establishing Performance Goals	A-21
		13.6.3	Payment of Awards; Other Terms	A-21
		13.6.4	Performance Measures	A-21
		13.6.5	Evaluation of Performance	A-24
		13.6.6	Adjustment of Performance-Based Compensation	A-24
		13.6.7	Status of Awards Under Prior Code Section 162(m)	A-24
14.	FORMS OF PAYMENT			A-24

A-ii

	14.1	General Rule	A-24
	14.2	Surrender of Shares of Stock	A-24
	14.3	Cashless Exercise	A-25
	14.4	Other Forms of Payment	A-25
15.	REQUIREMENTS OF LAW		A-25
	15.1	General	A-25
	15.2	Rule 16b-3	A-25
16.	EFFECT OF CHANGES IN CAPITALIZATION		A-26
	16.1	Changes in Stock	A-26
	16.2	Transaction in Which the Company Is the Surviving Entity Which Does not Constitute a Change in Control	A-26
	16.3	Change in Control in Which Awards are not Assumed	A-27
	16.4	Change in Control in Which Awards are Assumed	A-28
	16.5	Adjustments	A-28
	16.6	No Limitations on Company	A-28
17.	PARACHUTE LIMITATIONS		A-28
18.	GENERAL PROVISIONS		A-29
	18.1	Disclaimer of Rights	A-29
	18.2	Nonexclusivity of the Plan	A-29
	18.3	Withholding Taxes	A-29
	18.4	Captions	A-30
	18.5	Construction	A-30
	18.6	Other Provisions	A-30
	18.7	Number and Gender	A-30
	18.8	Severability	A-30
	18.9	Governing Law	A-30
	18.10	Foreign Jurisdictions	A-30
	18.11	Section 409A of the Code	A-31
	18.12	Limitation on Liability	A-31

A-iii

SECUREWORKS CORP.
2016 LONG-TERM INCENTIVE PLAN
(As Amended and Restated as of , 2018)
1.    PURPOSE
The Plan is intended to (a) provide eligible individuals with an incentive to contribute to the success of the Company and to operate and manage the Company’s business in a manner that will provide for the Company’s long-term growth and profitability and that will benefit its stockholders and other important stakeholders, including its employees and customers, and (b) provide a means of recruiting, rewarding, and retaining key personnel. In furtherance of these purposes, the Plan provides for the grant of Awards of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Unrestricted Stock, Dividend Equivalent Rights, Other Equity-Based Awards, and cash bonus awards. Any of these Awards may, but need not, be made as performance incentives to reward the holders of such Awards for the achievement of performance goals in accordance with the terms of the Plan. Options granted under the Plan may be Nonqualified Stock Options or Incentive Stock Options.
2.    DEFINITIONS
For purposes of interpreting the Plan documents, including the Plan and Award Agreements, the following capitalized terms shall have the meanings specified below, unless the context clearly indicates otherwise:
2.1    “Affiliate” shall mean any Person that controls, is controlled by, or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary. For purposes of making a grant of Options or Stock Appreciation Rights, an entity shall not be considered an Affiliate unless the Company holds a Controlling Interest in such entity. The preceding sentence does not, however, apply for purposes of determining whether Service is uninterrupted for purposes of vesting, exercisability, or expiration of Options and Stock Appreciation Rights.
2.2    “Amendment Date” shall mean , 2018, which was the date on which the Company’s stockholders approved an amendment to Section 4.1.
2.3    “Annual Incentive Award” shall mean an Award, denominated in cash, made subject to attainment of performance goals (as provided in Article 13) over a Performance Period of up to one (1) year, which shall be the Company’s fiscal year, unless otherwise specified by the Board or the Committee.
2.4    “Applicable Laws” shall mean the legal requirements relating to the Plan and the Awards under (a) applicable provisions of the Code, the Securities Act, the Exchange Act, any rules or regulations under the Code, the Securities Act, or the Exchange Act, and any other laws, rules, regulations, and government orders of any jurisdiction applicable to the Company or its Affiliates, (b) applicable provisions of the corporate, securities, tax, and other laws, rules, regulations, and government orders of any jurisdiction applicable to Awards granted to residents thereof, and (c) the rules of any Stock Exchange or Securities Market on which the Common Stock is listed or publicly traded.
2.5    “Award” shall mean a grant under the Plan of an Option, a Stock Appreciation Right, Restricted Stock, a Restricted Stock Unit, a Deferred Stock Unit, Unrestricted Stock, a Dividend Equivalent Right, a Performance Award, an Annual Incentive Award, an Other Equity-Based Award, or cash.
2.6    “Award Agreement” shall mean the written agreement, in such written, electronic, or other form as determined by the Committee, between the Company and a Grantee that evidences and sets forth the terms and conditions of an Award.

2.7    “Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.
2.8    “Benefit Arrangement” shall mean any formal or informal plan or other arrangement for the direct or indirect provision of compensation to a Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee.
2.9    “Board” shall mean the Board of Directors of the Company.
2.10    “Capital Stock” shall mean, with respect to any Person, any and all shares, interests, participations, or other equivalents (however designated, whether voting or non-voting) in equity of such Person, whether outstanding on the Effective Date or issued thereafter, including, without limitation, all shares of Common Stock.
2.11    “Cause” shall have the meaning set forth in an applicable agreement between a Grantee and the Company or an Affiliate, and in the absence of any such agreement shall mean, with respect to any Grantee and as determined by the Committee, (a) a violation of such Grantee’s obligations regarding confidentiality or the protection of sensitive, confidential, or proprietary information, or trade secrets; (b) an act or omission by such Grantee resulting in such Grantee being charged with a criminal offense which constitutes a felony or involves moral turpitude or dishonesty; (c) conduct by such Grantee which constitutes poor performance, gross neglect, insubordination, willful misconduct, or a breach of the Company’s Code of Conduct or a fiduciary duty to the Company or its stockholders; or (d) the Company’s determination that such Grantee violated state or federal law relating to the workplace environment, including, without limitation, laws relating to sexual harassment or age, sex, race, or other prohibited discrimination. Any determination by the Committee regarding whether an event constituting Cause shall have occurred shall be final, binding, and conclusive.
2.12    “Change in Control” shall mean, subject to Section 18.11, the occurrence of any of the following:
(a)    a transaction or a series of related transactions occurring after the Effective Date pursuant to which any Person or Group (other than one or more of any Dell Entity, the Company, or any Affiliate) becomes the Beneficial Owner of more than fifty percent (50%) of the total voting power of the Voting Stock of the Company, on a Fully Diluted Basis;
(b)    individuals who, as of April 28, 2016, constitute the Board (the “Incumbent Board”) (together with any new directors whose election by such Incumbent Board or whose nomination by such Incumbent Board for election by the stockholders of the Company was approved by a vote of at least a majority of the members of such Incumbent Board then in office who either were members of such Incumbent Board or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of such Board then in office;
(c)    the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company (regardless of whether the Company is the surviving Person), other than any such transaction in which the Prior Stockholders own directly or indirectly at least a majority of the voting power of the Voting Stock of the surviving Person in such merger or consolidation immediately after such transaction;
(d)    the consummation of any direct or indirect sale, lease, transfer, conveyance, or other disposition (other than by way of reorganization, merger, or consolidation), in one transaction or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any Person or Group (other than the Company or any Affiliate), except any such transaction or series of transactions in which the Prior

Stockholders own directly or indirectly at least a majority of the voting power of the Voting Stock of such Person or Group immediately after such transaction or series of transactions; or
(e)    the stockholders of the Company adopt a plan or proposal for the liquidation, winding up, or dissolution of the Company.
The Board shall have full and final authority, in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control, and any incidental matters relating thereto.
2.13    “Code” shall mean the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended, and any successor thereto. References in the Plan to any Code Section shall be deemed to include, as applicable, regulations and guidance promulgated under such Code Section.
2.14    “Committee” shall mean a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.1.2 and Section 3.1.3 (or, if no Committee has been so designated, the Board).
2.15    “Common Stock” shall mean the Class A common stock, par value $0.01 per share, of the Company, the Class B common stock, par value $0.01 per share, of the Company, and any other class or series of common stock of the Company that may be issued and outstanding from time to time.
2.16    “Company” shall mean SecureWorks Corp., a Delaware corporation, and any successor thereto.
2.17    “Controlling Interest” shall have the meaning set forth in Treasury Regulation Section 1.414(c)-2(b)(2)(i), provided that (a) except as specified in clause (b) below, an interest of “at least 50 percent” shall be used instead of an interest of “at least 80 percent,” in each case where “at least 80 percent” appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i), and (b) where a grant of Options or Stock Appreciation Rights is based upon a legitimate business criterion, an interest of “at least 20 percent” shall be used instead of an interest of “at least 80 percent,” in each case where “at least 80 percent” appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).
2.18    “Covered Employee” shall mean a Grantee who is, or could become, a “covered employee” within the meaning of Code Section 162(m).
2.19    “Dell Trust” shall mean the Susan Lieberman Dell Separate Property Trust.
2.20    “Deferred Stock Unit” shall mean a Restricted Stock Unit, the terms of which provide for delivery of the underlying shares of Stock, cash, or a combination thereof subsequent to the date of vesting, at a time or times consistent with the requirements of Code Section 409A.
2.21    “Dell Affiliate” shall mean, other than the Company, (a) any legal entity of which Parent is the beneficial owner of voting interests representing twenty percent (20%) or more in voting power of the outstanding voting interests, (b) any other legal entity that (directly or indirectly) is controlled by Parent, controls Parent or is under common control with Parent, or (c) any of (i) MD, (ii) any legal entity of which MD is the beneficial owner of voting interests representing twenty percent (20%) or more in voting power of the outstanding voting interests, (iii) any other legal entity that (directly or indirectly) is controlled by MD, (iv) the Dell Trust, (v) any MSD Fund and (vi) any Permitted Transferee (as such term is defined in the Company’s certificate of incorporation) of any Person referred to in sub-clause (i), (iv) or (v) of this clause (c).
2.22    “Dell Entity” shall mean any one or more of (a) Parent and (b) the Dell Affiliates.
2.23    “Disability” shall mean the inability of a Grantee to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than twelve (12) months, provided that, with respect to rules regarding the expiration of an Incentive Stock Option following termination of a Grantee’s Service, Disability shall mean the inability of such Grantee to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.
2.24    “Disqualified Individual” shall have the meaning set forth in Code Section 280G(c).
2.25    “Dividend Equivalent Right” shall mean a right, granted to a Grantee pursuant to Article 12, entitling the Grantee thereof to receive, or to receive credits for the future payment of, cash, Stock, other Awards, or other property equal in value to dividend payments or distributions, or other periodic payments, declared or paid with respect to a number of shares of Stock specified in such Dividend Equivalent Right (or other Award to which such Dividend Equivalent Right relates) as if such shares of Stock had been issued to and held by the Grantee of such Dividend Equivalent Right as of the record date of the declaration thereof.
2.26    “Effective Date” shall mean April 18, 2016, which was the date on which the Plan was adopted by the Board subject to approval by the Company’s stockholders prior to the closing of the IPO.
2.27    “Employee” shall mean, as of any date of determination, an employee (including an officer) of the Company or an Affiliate.
2.28    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, as now in effect or as hereafter amended, and any successor thereto.
2.29    “Fair Market Value” shall mean the fair market value of a share of Stock for purposes of the Plan, which shall be, as of any date of determination:
(a)    If on such date the shares of Stock are listed on a Stock Exchange, or are publicly traded on another Securities Market, the Fair Market Value of a share of Stock shall be the closing price of the Stock as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such date, the Fair Market Value of a share of Stock shall be the closing price of the Stock on the next preceding day on which any sale of Stock shall have been reported on such Stock Exchange or such Securities Market.
(b)    If on such date the shares of Stock are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a share of Stock shall be the value of the Stock as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.
Notwithstanding this Section 2.29 or Section 18.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to Section 18.3, the Fair Market Value shall be determined by the Committee in good faith using any reasonable method it deems appropriate, to be applied consistently with respect to Grantees, provided that the Committee shall determine the Fair Market Value of shares of Stock for tax withholding obligations due in connection with sales, by or on behalf of a Grantee, of such shares of Stock subject to an Award to pay the Option Price, SAR Price, and/or any tax withholding obligation on the same date on which such shares may first be sold pursuant to the terms of the applicable Award Agreement (including broker-assisted cashless exercises of Options and Stock Appreciation Rights, as described in Section 14.3, and sell-to-cover transactions) in any manner consistent with applicable provisions of the Code, including, without limitation, by using the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date) as the Fair Market Value of such shares, so long as such Grantee has provided the Company, or its designee or agent, with advance written notice of such sale.

Notwithstanding the foregoing, with respect to any Award for which the Grant Date is April 21, 2016, the Fair Market Value shall mean the price per share of the Stock to the public as set forth in the underwriting agreement between the Company and the underwriters for the IPO that established the price per share of the Stock to the public sold in the IPO.
2.30    “Family Member” shall mean, with respect to any Grantee as of any date of determination, (a) a Person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of such Grantee, (b) any Person sharing such Grantee’s household (other than a tenant or employee), (c) a trust in which any one or more of the Persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the beneficial interest, (d) a foundation in which any one or more of the Persons specified in clauses (a) and (b) above (and such Grantee) control the management of assets, and (e) any other entity in which one or more of the Persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the voting interests.
2.31    “Fully Diluted Basis” shall mean, as of any date of determination, the sum of (x) the number of shares of Voting Stock outstanding as of such date of determination plus (y) the number of shares of Voting Stock issuable upon the exercise, conversion, or exchange of all then-outstanding warrants, options, convertible Capital Stock or indebtedness, exchangeable Capital Stock or indebtedness, or other rights exercisable for or convertible or exchangeable into, directly or indirectly, shares of Voting Stock, whether at the time of issue or upon the passage of time or upon the occurrence of some future event, and whether or not in-the-money as of such date of determination.
2.32    “Grant Date” of any Award shall mean, as determined by the Committee, the latest to occur of (a) the date as of which the Committee approves such Award, (b) the date on which the recipient of such Award first becomes eligible to receive an Award under Article 6 (such as, in the case of a new hire, the first date on which such new hire performs any Service), or (c) such date later than the dates specified in clauses (a) and (b) specified by the Committee in the corporate action approving the Award.
2.33    “Grantee” shall mean a Person who receives or holds an Award under the Plan.
2.34    “Group” shall have the meaning set forth in Sections 13(d) and 14(d)(2) of the Exchange Act.
2.35    “Incentive Stock Option” shall mean an “incentive stock option” within the meaning of Code Section 422.
2.36    “IPO” shall mean the initial firm commitment underwritten registered public offering of Stock by the Company.
2.37    “MD” shall mean Michael S. Dell.
2.38    “MSD Funds” shall mean (a) MSDC Denali Investors, L.P., a Delaware limited partnership, and (b) MSDC Denali EIV, LLC, a Delaware limited liability company.
2.39    “Nonqualified Stock Option” shall mean an Option that is not an Incentive Stock Option.
2.40    “Non-Employee Director” shall have the meaning set forth in Rule 16b-3 under the Exchange Act.
2.41    “Officer” shall have the meaning set forth in Rule 16a-1(f) under the Exchange Act.
2.42    “Option” shall mean an option to purchase one or more shares of Stock at a specified Option Price awarded to a Grantee pursuant to Article 8.
2.43    “Option Price” shall mean the per share exercise price for shares of Stock subject to an Option.

2.44    “Other Agreement” shall mean any agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or an Affiliate, except an agreement, contract, or understanding that expressly addresses Code Section 280G and/or Code Section 4999.
2.45    “Other Equity-Based Award” shall mean an Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Stock, other than an Option, a Stock Appreciation Right, Restricted Stock, a Restricted Stock Unit, a Deferred Stock Unit, Unrestricted Stock, a Dividend Equivalent Right, a Performance Award, or an Annual Incentive Award.
2.46    “Parachute Payment” shall mean a “parachute payment” within the meaning of Code Section 280G(b)(2), or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.
2.47    “Parent” shall mean Dell Technologies Inc., which as of the Effective Date is the ultimate parent company of the Company. If at any time Dell Technologies Inc. no longer is the Beneficial Owner of at least fifty percent (50%) of the combined voting power of the Common Stock outstanding after the closing of the IPO, it shall no longer be treated as Parent.
2.48    “Performance-Based Compensation” shall mean compensation under an Award that is intended to satisfy the requirements of Prior Code Section 162(m) for Qualified Performance-Based Compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in the Plan shall be construed to mean that an Award which does not satisfy the requirements for Qualified Performance-Based Compensation does not constitute performance-based compensation for other purposes, including the purposes of Code Section 409A.
2.49    “Performance Award” shall mean an Award made subject to the attainment of performance goals (as provided in Article 13) over a Performance Period as specified by the Committee.
2.50    “Performance Measures” shall mean measures as specified in Section 13.6.4 on which the performance goal or goals under Performance Awards are based and which are approved by the Company’s stockholders pursuant to, and to the extent required by, the Plan in order to qualify such Performance Awards as Qualified Performance-Based Compensation.
2.51    “Performance Period” shall mean the period of time, up to ten (10) years, during or over which the performance goals under Performance Awards must be met in order to determine the degree of payout and/or vesting with respect to any such Performance Awards.
2.52    “Person” shall mean an individual, a corporation, a partnership, a limited liability company, an association, a trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof, provided that, for purposes of Section 2.12(a) and Section 2.12(d), Person shall have the meaning set forth in Sections 13(d) and 14(d)(2) of the Exchange Act.
2.53    “Plan” shall mean this SecureWorks Corp. 2016 Long-Term Incentive Plan, as amended, modified or restated from time to time.
2.54    “Prior Code Section 162(m)” shall mean Code Section 162(m) as in effect prior to its amendment by the Tax Cuts and Jobs Act, P.L. 115-97, including the regulations and guidance promulgated in respect of Code Section 162(m) as in effect prior to such amendment.
2.55    “Prior Stockholders” shall mean the holders of Common Stock and any other equity securities that represented one hundred percent (100%) of the Voting Stock of the Company immediately prior to a reorganization, merger, or consolidation involving the Company or any sale or other disposition of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole (or other equity securities into which the Common Stock or such other equity securities are converted as part of such reorganization, merger, or consolidation).

2.56    “Qualified Performance-Based Compensation” shall have the meaning set forth in Prior Code Section 162(m) or, if applicable, the Section 162(m) Grandfather.
2.57    “Reporting Person” shall mean a Person who is required to file reports under Section 16(a) of the Exchange Act.
2.58    “Restricted Period” shall mean a period of time established by the Committee during which an Award of Restricted Stock, Restricted Stock Units, or Deferred Stock Units is subject to restrictions.
2.59    “Restricted Stock” shall mean shares of Stock awarded to a Grantee pursuant to Article 10.
2.60    “Restricted Stock Unit” shall mean a bookkeeping entry representing the equivalent of one (1) share of Stock awarded to a Grantee pursuant to Article 10 that may be settled, subject to the terms and conditions of the applicable Award Agreement, in shares of Stock, cash, or a combination thereof.
2.61    “SAR Price” shall mean the per share exercise price of a SAR.
2.62    “Section 162(m) Grandfather” shall mean the regulations or other guidance promulgated in respect of transition rules under Code Section 162(m), as Code Section 162(m) is in effect from time to time on or after the Amendment Date, extending the deductibility of Awards intended to be “qualified performance-based compensation” under Prior Code Section 162(m).
2.63    “Securities Act” shall mean the Securities Act of 1933, as amended, as now in effect or as hereafter amended, and any successor thereto.
2.64    “Securities Market” shall mean an established securities market.
2.65    “Separation from Service” shall have the meaning set forth in Code Section 409A.
2.66    “Service” shall mean service qualifying a Grantee as a Service Provider to the Company or an Affiliate. Unless otherwise provided in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to Parent, the Company, or an Affiliate. Subject to the preceding sentence, any determination by the Committee whether a termination of Service shall have occurred for purposes of the Plan shall be final, binding, and conclusive. If a Service Provider’s employment or other Service relationship is with Parent or an Affiliate and the applicable entity ceases to be Parent or an Affiliate, a termination of Service shall be deemed to have occurred when such entity ceases to be Parent or an Affiliate unless the Service Provider transfers his or her employment or other Service relationship to the Company or any other Affiliate.
2.67    “Service Provider” shall mean (a) an Employee or director of the Company or an Affiliate, or (b) a consultant or adviser to the Company or an Affiliate (i) who is a natural person, (ii) who is currently providing bona fide services to the Company or an Affiliate, and (iii) whose services are not in connection with the Company’s sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s Capital Stock.
2.68    “Service Recipient Stock” shall have the meaning set forth in Code Section 409A.
2.69    “Share Limit” shall have the meaning set forth in Section 4.1.
2.70    “Short-Term Deferral Period” shall have the meaning set forth in Code Section 409A.
2.71    “Stock” shall mean the Class A common stock, par value $0.01 per share, of the Company, or any security into which shares of Stock may be changed or for which shares of Stock may be exchanged as provided in Section 16.1.

2.72    “Stock Appreciation Right” or “SAR” shall mean a right granted to a Grantee pursuant to Article 9.
2.73    “Stock Exchange” shall mean the New York Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or another established national or regional stock exchange.
2.74    “Subsidiary” shall mean any corporation (other than the Company) or non-corporate entity with respect to which the Company owns, directly or indirectly, fifty percent (50%) or more of the total combined voting power of all classes of Voting Stock. In addition, any other entity may be designated by the Committee as a Subsidiary, provided that (a) such entity could be considered as a subsidiary according to generally accepted accounting principles in the United States of America and (b) in the case of an Award of Options or Stock Appreciation Rights, such Award would be considered to be granted in respect of Service Recipient Stock under Code Section 409A.
2.75    “Substitute Award” shall mean an Award granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan of the Company, an Affiliate, or a business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine.
2.76    “Ten Percent Stockholder” shall mean a natural Person who owns more than ten percent (10%) of the total combined voting power of all classes of Voting Stock of the Company, the Company’s parent (if any), or any of the Company’s Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.
2.77    “Unrestricted Stock” shall mean Stock that is free of any restrictions.
2.78    “Voting Stock” shall mean, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers, or other voting members of the governing body of such Person. Without limiting the generality of the foregoing, the Common Stock shall be Voting Stock of the Company.
3.    ADMINISTRATION OF THE PLAN
3.1    Committee.
3.1.1    Powers and Authorities.
The Committee shall administer the Plan and shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and Applicable Laws. Without limiting the generality of the foregoing, the Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award, or any Award Agreement and shall have full power and authority to take all such other actions and to make all such other determinations not inconsistent with the specific terms and provisions of the Plan which the Committee deems to be necessary or appropriate to the administration of the Plan, any Award, or any Award Agreement. All such actions and determinations shall be made by (a) the affirmative vote of a majority of the members of the Committee present at a meeting at which a quorum is present, or (b) the unanimous consent of the members of the Committee executed in writing or evidenced by electronic transmission in accordance with the Company’s certificate of incorporation and bylaws and Applicable Laws. Unless otherwise expressly determined by the Board, the Committee shall have the authority to interpret and construe all provisions of the Plan, any Award, and any Award Agreement, and any such interpretation or construction, and any other determination contemplated to be made under the Plan or any Award Agreement, by the Committee shall be final, binding, and conclusive on all Persons, whether or not expressly provided for in any provision of the Plan, such Award, or such Award Agreement.

In the event that the Plan, any Award, or any Award Agreement provides for any action to be taken by the Board or any determination to be made by the Board, such action may be taken or such determination may be made by the Committee constituted in accordance with this Section 3.1 if the Board has delegated the power and authority to do so to such Committee.
3.1.2    Composition of the Committee.
The Committee shall be a committee composed of not fewer than two (2) directors of the Company designated by the Board to administer the Plan; provided, that, the composition of the Committee shall satisfy the composition requirements of any Stock Exchange on which the Stock is listed; provided, further that the composition of the Committee shall satisfy the applicable qualification requirements under Prior Code Section 162(m) or the Section 162(m) Grandfather with respect to any Award that is intended to satisfy the requirements of Code Section 162(m) for Qualified Performance-Based Compensation paid to a Covered Employee. Any action taken by the Committee shall be valid and effective whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.1.2 or otherwise provided in any charter of the Committee. Without limiting the generality of the foregoing, the Committee may be the Compensation Committee of the Board or a subcommittee thereof.
3.1.3    Other Committees.
The Board also may appoint one or more committees of the Board, each composed of one or more directors of the Company, which (a) may administer the Plan with respect to Grantees who are not Officers or directors of the Company, (b) may grant Awards under the Plan to such Grantees, and (c) may determine all terms of such Awards, in each case, excluding (for the avoidance of doubt) Performance Awards intending to constitute Qualified Performance-Based Compensation and subject, if applicable, to the requirements of Rule 16b-3 under the Exchange Act and the rules of any Stock Exchange or Securities Market on which the Common Stock is listed or publicly traded.
3.1.4    Delegation by Committee.
If and to the extent permitted by Applicable Laws, the Committee, by resolution, may delegate some or all of its authority with respect to the Plan and Awards to the Chief Executive Officer of the Company and/or any other officer of the Company designated by the Committee, provided that the Committee may not delegate its authority hereunder (a) to make Awards to directors of the Company, (b) to make Awards to Employees who are (i) Officers or (ii) officers of the Company who are delegated authority by the Committee pursuant to this Section 3.1.4, or (c) to interpret the Plan, any Award, or any Award Agreement. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan shall be construed as obligating the Committee to delegate authority to any officer of the Company, and the Committee may at any time rescind the authority delegated to an officer of the Company appointed hereunder and delegate authority to one or more other officers of the Company. At all times, an officer of the Company delegated authority pursuant to this Section 3.1.4 shall serve in such capacity at the pleasure of the Committee. Any action undertaken by any such officer of the Company in accordance with the Committee’s delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the “Committee” will, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to each such officer.
3.2    Board.
The Board, from time to time, may exercise any or all of the powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 and other applicable provisions of the Plan, as the Board shall determine, consistent with the Company’s certificate of incorporation and bylaws and Applicable Laws.

3.3    Terms of Awards.
3.3.1    Committee Authority.
Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:
(a)    designate Grantees;
(b)    determine the type or types of Awards to be made to a Grantee;
(c)    determine the number of shares of Stock to be subject to an Award or to which an Award relates;
(d)    establish the terms and conditions of each Award (including the Option Price of any Option, the SAR Price for any Stock Appreciation Right, or the purchase price for applicable Awards, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, the treatment of an Award in the event of a Change in Control (subject to applicable agreements), and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);
(e)    prescribe the form of each Award Agreement evidencing an Award;
(f)    subject to the limitation on repricing in Section 3.4, amend, modify, or supplement the terms of any outstanding Award, which authority shall include the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make Awards or to modify outstanding Awards made to eligible natural Persons who are foreign nationals or are natural Persons who are employed outside the United States to reflect differences in local law, tax policy, or custom, provided that, notwithstanding the foregoing, no amendment, modification, or supplement of the terms of any outstanding Award shall, without the consent of the Grantee thereof, impair such Grantee’s rights under such Award; and
(g)    make Substitute Awards.
3.3.2    Forfeiture; Recoupment.
The Committee may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of, or in conflict with, any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of Employees or clients of the Company or an Affiliate, (d) confidentiality obligation with respect to the Company or an Affiliate, (e)  policy or procedure of the Company or an Affiliate, (f) other agreement, or (g) other obligation of such Grantee to the Company or an Affiliate, as and to the extent specified in such Award Agreement. If the Grantee of an outstanding Award is an Employee of the Company or an Affiliate and such Grantee’s Service is terminated for Cause, the Committee may annul such Grantee’s outstanding Award as of the date of the Grantee’s termination of Service for Cause.
Any Award granted pursuant to the Plan shall be subject to mandatory repayment by the Grantee to the Company (x) to the extent set forth in the Plan or an Award Agreement or (y) to the extent the Grantee is, or in the future becomes, subject to (1) any Company or Affiliate “clawback” or recoupment policy that is adopted to comply with the requirements of any Applicable Laws, or (2) any Applicable Laws which impose mandatory recoupment, under circumstances set forth in such Applicable Laws.
3.4    No Repricing Without Stockholder Approval.
Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of Stock, other securities, or other property), stock split, extraordinary dividend, recapitalization, Change in Control, reorganization, merger, consolidation, split-

up, spin-off, combination, repurchase or exchange of shares of Stock, or other securities or similar transaction), the Company may not: (a) amend the terms of outstanding Options or SARs to reduce the Option Price or SAR Price, as applicable, of such outstanding Options or SARs; (b) cancel outstanding Options or SARs in exchange for, or in substitution of, Options or SARs with an Option Price or SAR Price, as applicable, that is less than the Option Price or SAR Price, as applicable, of the original Options or SARs; or (c) cancel outstanding Options or SARs with an Option Price or SAR Price, as applicable, above the current Fair Market Value in exchange for cash or other securities, in each case, unless such action (i) is subject to and approved by the Company’s stockholders or (ii) would not be deemed to be a repricing under the rules of any Stock Exchange or Securities Market on which the Common Stock is listed or publicly traded.
3.5    Deferral Arrangement.
The Committee may permit or require the deferral of any payment pursuant to any Award into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalent Rights and, in connection therewith, provisions for converting such credits into Deferred Stock Units and for restricting deferrals to comply with hardship distribution rules affecting tax-qualified retirement plans subject to Code Section 401(k)(2)(B)(IV), provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. Any such deferrals shall be made in a manner that complies with Code Section 409A, including, if applicable, with respect to when a Separation from Service occurs.
3.6    Registration; Share Certificates.
Notwithstanding any provision of the Plan to the contrary, the ownership of the shares of Stock issued under the Plan may be evidenced in such a manner as the Committee, in its sole discretion, deems appropriate, including by book-entry or direct registration (including transaction advices) or the issuance of one or more share certificates.
4.    STOCK SUBJECT TO THE PLAN
4.1    Number of Shares of Stock Available for Awards.
From and after the Amendment Date, subject to such additional shares of Stock as shall be available for issuance under the Plan pursuant to Section 4.2 and Section 4.3(c), and subject to adjustment pursuant to Article 16, the maximum number of shares of Stock reserved for issuance under the Plan shall be equal to the sum of (x) 4,000,000 shares of Stock and (y) the number of shares of Stock available for issuance for future awards under the Plan as of the Amendment Date (the “Share Limit”). Such shares of Stock may be authorized and unissued shares of Stock, treasury shares of Stock, or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Any of the shares of Stock reserved and available for issuance under the Plan may be used for any type of Award under the Plan, and any or all of the shares of Stock reserved for issuance under the Plan shall be available for issuance pursuant to Incentive Stock Options.
4.2    Adjustments in Authorized Shares of Stock.
In connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies, the Committee shall have the right to cause the Company to assume awards previously granted under a compensatory plan of another business entity that is a party to such transaction and to grant Substitute Awards under the Plan for such awards. The Share Limit pursuant to Section 4.1 shall be increased by the number of shares of Stock subject to any such assumed awards and Substitute Awards. Shares available for issuance under a stockholder-approved plan of a business entity that is a party to such transaction (as appropriately adjusted, if necessary, to reflect such transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Stock otherwise available for issuance under the Plan, subject to applicable rules of any Stock Exchange or Securities Market on which the Common Stock is listed or publicly traded.

4.3    Share Usage.
(a)    Shares of Stock covered by an Award shall be counted as used as of the Grant Date for purposes of calculating the number of shares of Stock available for issuance under Section 4.1.
(b)    Any shares of Stock that are subject to Awards, including shares of Stock acquired through dividend reinvestment pursuant to Article 10, shall be counted against the Share Limit set forth in Section 4.1 as one (1) share of Stock for every one (1) share of Stock subject to an Award. The number of shares of Stock subject to an Award of SARs shall be counted against the Share Limit set forth in Section 4.1 as one (1) share of Stock for every one (1) share of Stock subject to such Award regardless of the number of shares of Stock actually issued to settle such SARs upon the exercise of the SARs. The target number of shares of Stock issuable under a Performance Award shall be counted against the Share Limit set forth in Section 4.1 as of the Grant Date, but such number shall be adjusted to equal the actual number of shares of Stock issued upon settlement of the Performance Award to the extent different from such target number of shares of Stock.
(c)    If any shares of Stock covered by an Award granted under the Plan are not purchased or are forfeited or expire or if an Award otherwise terminates without delivery of any Stock subject thereto or is settled in cash in lieu of shares, then the number of shares of Stock counted against the Share Limit with respect to such Award shall, to the extent of any such forfeiture, expiration, termination, or settlement, again be available for making Awards under the Plan.
(d)    The number of shares of Stock available for issuance under the Plan shall not be increased by the number of shares of Stock (i) tendered, withheld, or subject to an Award granted under the Plan surrendered in connection with the purchase of shares of Stock upon exercise of an Option, (ii) that were not issued upon the net settlement or net exercise of a Stock-settled SAR granted under the Plan, (iii) deducted or delivered from payment of an Award granted under the Plan in connection with the Company’s tax withholding obligations as provided in Section 18.3, or (iv) purchased by the Company with proceeds from Option exercises.
5.    TERM; AMENDMENT AND TERMINATION
5.1    Term.
The Plan became effective as of the Effective Date. The Plan shall terminate on the first to occur of (a) the tenth (10th) anniversary of the Effective Date, (b) the date determined in accordance with Section 5.2, and (c) the date determined in accordance with Section 16.3. Upon such termination of the Plan, all outstanding Awards shall continue to have full force and effect in accordance with the provisions of the terminated Plan and the applicable Award Agreement (or other documents evidencing such Awards).
5.2    Amendment, Suspension, and Termination.
The Board may, at any time and from time to time, amend, suspend, or terminate the Plan, provided that, with respect to Awards theretofore granted under the Plan, no amendment, suspension, or termination of the Plan shall, without the consent of any Grantee affected thereby, impair the rights or obligations under any such Award. The effectiveness of any amendment to the Plan shall be conditioned upon approval of such amendment by the Company’s stockholders to the extent provided by the Board or required by Applicable Laws.
6.    AWARD ELIGIBILITY AND LIMITATIONS
6.1    Eligible Grantees.
Subject to this Article 6, Awards may be made under the Plan to (a) any Service Provider, as the Committee shall determine and designate from time to time, and (b) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Committee.

6.2    Limitation on Shares of Stock Subject to Awards and Cash Awards.
During any time when the Company has any class of common equity securities registered under Section 12 of the Exchange Act, but subject to adjustment as provided in Article 16:
(a)    the maximum number of shares of Stock that may be granted under the Plan pursuant to Options or SARs in a calendar year to any Person eligible for an Award under Section 6.1 is 2,000,000 shares;
(b)    the maximum number of shares of Stock that may be granted under the Plan pursuant to Awards other than Options or SARs that are Stock-denominated and are settled either in Stock or in cash in a calendar year to any Person eligible for an Award under Section 6.1 is 1,500,000 shares; and
(c)    the maximum amount that may be paid as an Annual Incentive Award (whether or not settled in cash) in a calendar year to any Person eligible for an Award under Section 6.1 is $5,000,000, and the maximum amount that may be paid as a cash-denominated Performance Award (whether or not settled in cash) for a Performance Period of greater than twelve (12) months to any Person eligible for an Award under Section 6.1 is $10,000,000.
6.3    Stand-Alone, Additional, Tandem, and Substitute Awards.
Subject to Section 3.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, (a) any other Award, (b) any award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, or (c) any other right of a Grantee to receive payment from the Company or an Affiliate. Such additional, tandem, exchange, or Substitute Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, or for an award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, the Committee shall require the surrender of such other Award or award under such other plan in consideration for the grant of such exchange or Substitute Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash payments under other plans of the Company or an Affiliate. Notwithstanding Section 8.1 and Section 9.1, but subject to Section 3.4, the Option Price of an Option or the SAR Price of a SAR that is a Substitute Award may be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the original Grant Date, provided that such Option Price or SAR Price is determined in accordance with the principles of Code Section 424 for any Incentive Stock Option and consistent with Code Section 409A for any other Option or any SAR.
7.    AWARD AGREEMENT
Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, which shall be in such form or forms as the Committee shall from time to time determine. Award Agreements utilized under the Plan from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Nonqualified Stock Options or Incentive Stock Options, and, in the absence of such specification, such Options shall be deemed to constitute Nonqualified Stock Options. In the event of any inconsistency between the Plan and an Award Agreement, the provisions of the Plan shall control.

8.    TERMS AND CONDITIONS OF OPTIONS
8.1    Option Price.
The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of one (1) share of Stock on the Grant Date, provided that, in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of one (1) share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of one (1) share of Stock.
8.2    Vesting and Exercisability.
Subject to Sections 8.3 and 16.3, each Option granted under the Plan shall become vested and/or exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement, in another agreement with the Grantee, or otherwise in writing, provided that no Option shall be granted to Grantees who are entitled to overtime under Applicable Laws that will vest or be exercisable within a six (6)-month period starting on the Grant Date.
8.3    Term.
Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, on the tenth (10th) anniversary of the Grant Date of such Option, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option, provided that, in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the fifth (5th) anniversary of the Grant Date of such Option, and provided, further, that, to the extent deemed necessary or appropriate by the Committee to reflect differences in local law, tax policy, or custom with respect to any Option granted to a Grantee who is a foreign national or is a natural Person who is employed outside the United States, such Option may terminate, and all rights to purchase shares of Stock thereunder may cease, upon the expiration of a period longer than ten (10) years from the Grant Date of such Option as the Committee shall determine.
8.4    Termination of Service.
Each Award Agreement with respect to the grant of an Option shall set forth the extent to which the Grantee thereof, if at all, shall have the right to exercise such Option following termination of such Grantee’s Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.
8.5    Limitations on Exercise of Option.
Notwithstanding any provision of the Plan to the contrary, in no event may any Option be exercised, in whole or in part, after the occurrence of an event referred to in Article 16 which results in the termination of such Option.
8.6    Method of Exercise.
Subject to the terms of Article 14 and Section 18.3, an Option that is exercisable may be exercised by the Grantee’s delivery to the Company or its designee or agent of notice of exercise on any business day, at the Company’s principal office or the office of such designee or agent, on the form specified by the Company and in accordance with any additional procedures specified by the Committee. Such notice shall specify the number of shares of Stock with respect to which such Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares of Stock for which such Option is being exercised, plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of such Option.
8.7    Rights of Holders of Options.
Unless otherwise stated in the applicable Award Agreement, a Grantee or other Person holding or exercising an Option shall have none of the rights of a stockholder of the Company (such as the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Option, to direct the voting of the shares of Stock subject to such Option, or to receive notice of any meeting of the Company’s stockholders) until the shares of Stock subject thereto are fully paid and issued to such Grantee or other Person. Except as provided in Article 16, no adjustment shall be made for dividends, distributions, or other rights with respect to any shares of Stock subject to an Option for which the record date is prior to the date of issuance of such shares of Stock.
8.8    Delivery of Stock.
Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee’s ownership of the shares of Stock subject to such Option as shall be consistent with Section 3.6.
8.9    Transferability of Options.
Except as provided in Section 8.10, during the lifetime of a Grantee of an Option, only such Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.
8.10    Family Transfers.
If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a transfer “not for value” is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights, or (c) unless Applicable Laws do not permit such a transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable thereto immediately prior to such transfer. Subsequent transfers of transferred Options shall be prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The provisions of Section 8.4 relating to termination of Service shall continue to be applied with respect to the original Grantee of the Option, following which such Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.
8.11    Limitations on Incentive Stock Options.
An Option shall constitute an Incentive Stock Option only (a) if the Grantee of such Option is an Employee of the Company or any corporate Subsidiary, (b) to the extent specifically provided in the related Award Agreement, and (c) to the extent that the aggregate Fair Market Value (determined at the time such Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed one hundred thousand dollars ($100,000). Except to the extent provided in the regulations under Code Section 422, this limitation shall be applied by taking Options into account in the order in which they were granted.
8.12    Notice of Disqualifying Disposition.

If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances provided in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition immediately, but in no event later than ten (10) days thereafter.
9.    TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS
9.1    Right to Payment and SAR Price.
A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (a) the Fair Market Value of one (1) share of Stock on the date of exercise, over (b) the SAR Price as determined by the Committee. The Award Agreement for a SAR shall specify the SAR Price, which shall be no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR. SARs may be granted in tandem with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in combination with all or any part of any other Award, or without regard to any Option or other Award, provided that a SAR that is granted in tandem with all or part of an Option shall have the same term, and expire at the same time, as the related Option, and provided, further, that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Price that is no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR.
9.2    Other Terms.
The Committee shall determine, on the Grant Date or thereafter, the time or times at which, and the circumstances under which, a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future Service requirements); the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions; the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which shares of Stock shall be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be granted in tandem or in combination with any other Award; and any and all other terms and conditions of any SAR, provided that no SARs shall be granted to Grantees who are entitled to overtime under Applicable Laws that will vest or be exercisable within a six (6)-month period starting on the Grant Date.
9.3    Term.
Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, on the tenth (10th) anniversary of the Grant Date of such SAR or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such SAR.
9.4    Rights of Holders of SARs.
Unless otherwise stated in the applicable Award Agreement, a Grantee or other Person holding or exercising a SAR shall have none of the rights of a stockholder of the Company (such as the right to receive cash or dividend payments or distributions attributable to the shares of Stock underlying such SAR, to direct the voting of the shares of Stock underlying such SAR, or to receive notice of any meeting of the Company’s stockholders) until the shares of Stock underlying such SAR, if any, are issued to such Grantee or other Person. Except as provided in Article 16, no adjustment shall be made for dividends, distributions, or other rights with respect to any shares of Stock underlying a SAR for which the record date is prior to the date of issuance of such shares of Stock, if any.
9.5    Transferability of SARs.
Except as provided in Section 9.6, during the lifetime of a Grantee of a SAR, only the Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such SAR. Except as provided in Section 9.6, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

9.6    Family Transfers.
If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.6, a transfer “not for value” is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights, or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 9.6, any such SAR shall continue to be subject to the same terms and conditions as were in effect immediately prior to such transfer. Subsequent transfers of transferred SARs shall be prohibited except to Family Members of the original Grantee in accordance with this Section 9.6 or by will or the laws of descent and distribution.

10.	TERMS AND CONDITIONS OF RESTRICTED STOCK, RESTRICTED STOCK UNITS, AND DEFERRED STOCK UNITS
10.1    Grant of Restricted Stock, Restricted Stock Units, and Deferred Stock Units.
Awards of Restricted Stock, Restricted Stock Units, and Deferred Stock Units may be made for consideration or for no consideration, other than the par value of the shares of Stock, which shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate.
10.2    Restrictions.
At the time a grant of Restricted Stock, Restricted Stock Units, or Deferred Stock Units is made, the Committee may, in its sole discretion, (a) establish a Restricted Period applicable to such Restricted Stock, Restricted Stock Units, or Deferred Stock Units and (b) prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the achievement of corporate or individual performance goals, which may be applicable to all or any portion of such Restricted Stock, Restricted Stock Units, or Deferred Stock Units as provided in Article 13. Awards of Restricted Stock, Restricted Stock Units, and Deferred Stock Units may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Awards.
10.3    Registration; Restricted Stock Certificates.
Pursuant to Section 3.6, to the extent that ownership of Restricted Stock is evidenced by a book-entry registration or direct registration (including transaction advices), such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Stock under the Plan and the applicable Award Agreement. Subject to Section 3.6 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Stock has been granted, certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date of such Restricted Stock. The Committee may provide in an Award Agreement with respect to an Award of Restricted Stock that either (a) the Secretary of the Company shall hold such certificates for such Grantee’s benefit until such time as such shares of Restricted Stock are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to the Company with respect to each certificate, or (b) such certificates shall be delivered to such Grantee, provided that such certificates shall bear legends that comply with Applicable Laws and make appropriate reference to the restrictions imposed on such Award of Restricted Stock under the Plan and such Award Agreement.
10.4    Rights of Holders of Restricted Stock.
Unless the Committee provides otherwise in an Award Agreement and subject to the restrictions set forth in the Plan, any applicable Company program, and the applicable Award Agreement, holders of Restricted Stock shall have the right to vote such shares of Restricted Stock and the right to receive any dividend payments or distributions declared or paid with respect to such shares of Restricted Stock. The Committee may provide in an Award Agreement evidencing a grant of Restricted Stock that (a) any cash dividend payments or distributions paid on Restricted Stock shall be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions as applicable to such underlying shares of Restricted Stock, or (b) any dividend payments or distributions declared or paid on shares of Restricted Stock shall only be made or paid upon satisfaction of the vesting conditions and restrictions applicable to such shares of Restricted Stock. Dividend payments or distributions declared or paid on shares of Restricted Stock which vest or are earned based upon the achievement of performance goals shall not vest unless such performance goals for such shares of Restricted Stock are achieved, and if such performance goals are not achieved, the Grantee of such shares of Restricted Stock shall promptly forfeit and, to the extent already paid or distributed, repay to the Company such dividend payments or distributions. All stock dividend payments or distributions, if any, received by a Grantee with respect to shares of Restricted Stock as a result of any stock split, stock dividend, combination of stock, or other similar transaction shall be subject to the same vesting conditions and restrictions as those applicable to such underlying shares of Restricted Stock.
10.5    Rights of Holders of Restricted Stock Units and Deferred Stock Units.
10.5.1    Voting and Dividend Rights.
Holders of Restricted Stock Units and Deferred Stock Units shall have no rights as stockholders of the Company (such as the right to receive dividend payments or distributions attributable to the shares of Stock underlying such Restricted Stock Units and Deferred Stock Units, to direct the voting of the shares of Stock underlying such Restricted Stock Units and Deferred Stock Units, or to receive notice of any meeting of the Company’s stockholders). The Committee may provide in an Award Agreement evidencing a grant of Restricted Stock Units or Deferred Stock Units that the holder of such Restricted Stock Units or Deferred Stock Units, as applicable, shall be entitled to receive Dividend Equivalent Rights, in accordance with Article 12.
10.5.2    Creditor’s Rights.
A holder of Restricted Stock Units or Deferred Stock Units shall have no rights other than those of a general unsecured creditor of the Company. Restricted Stock Units and Deferred Stock Units represent unfunded and unsecured obligations of the Company, subject to the terms and conditions of the applicable Award Agreement.
10.6    Termination of Service.
Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, but prior to termination of a Grantee’s Service, upon the termination of such Grantee’s Service, any Restricted Stock, Restricted Stock Units, or Deferred Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of such Restricted Stock, Restricted Stock Units, or Deferred Stock Units, the Grantee thereof shall have no further rights with respect thereto, including any right to vote such Restricted Stock or any right to receive dividends or Dividend Equivalent Rights, as applicable, with respect to such Restricted Stock, Restricted Stock Units, or Deferred Stock Units.

10.7	Purchase of Restricted Stock and Shares of Stock Subject to Restricted Stock Units and Deferred Stock Units.
The Grantee of an Award of Restricted Stock, vested Restricted Stock Units, or vested Deferred Stock Units shall be required, to the extent required by Applicable Laws, to purchase such Restricted Stock or the shares of Stock subject to such vested Restricted Stock Units or Deferred Stock Units from the Company at a purchase price equal to the greater of (x) the aggregate par value of the shares of Stock represented by such Restricted Stock or such vested Restricted Stock Units or Deferred Stock Units or (y) the purchase price, if any, specified in the Award Agreement relating to such Restricted Stock or such vested Restricted Stock Units or Deferred Stock Units. Such purchase price shall be payable in a form provided in Article 14 or, in the sole discretion of the Committee, in consideration for Service rendered or to be rendered by the Grantee to the Company or an Affiliate.

10.8    Delivery of Shares of Stock.
Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee, including, without limitation, any performance goals or delayed delivery period, the restrictions applicable to Restricted Stock, Restricted Stock Units, or Deferred Stock Units settled in shares of Stock shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration (including transaction advices) or a certificate evidencing ownership of such shares of Stock shall, consistent with Section 3.6, be issued, free of all such restrictions, to the Grantee thereof or such Grantee’s beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to a Restricted Stock Unit or Deferred Stock Unit once the shares of Stock represented by such Restricted Stock Unit or Deferred Stock Unit have been delivered in accordance with this Section 10.8.

11.	TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER EQUITY-BASED AWARDS
11.1    Unrestricted Stock Awards.
The Committee may, in its sole discretion, grant (or sell at the par value of a share of Stock or at such other higher purchase price as shall be determined by the Committee) an Award to any Grantee pursuant to which such Grantee may receive shares of Unrestricted Stock under the Plan. Awards of Unrestricted Stock may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of Service rendered or, if so provided in the related Award Agreement or a separate agreement, to be rendered by the Grantee to the Company or an Affiliate or other valid consideration, in lieu of or in addition to any cash compensation due to such Grantee.
11.2    Other Equity-Based Awards.
The Committee may, in its sole discretion, grant Awards in the form of Other Equity-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this Section 11.2 may be granted with vesting, value, and/or payment conditioned upon the achievement of one or more performance goals. The Committee shall determine the terms and conditions of Other Equity-Based Awards on the Grant Date or thereafter. Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, but prior to termination of a Grantee’s Service, upon the termination of such Grantee’s Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of any Other Equity-Based Award, the Grantee thereof shall have no further rights with respect to such Other Equity-Based Award.
12.    TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS
12.1    Dividend Equivalent Rights.
A Dividend Equivalent Right may be granted hereunder, provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement therefor. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently (with or without being subject to forfeiture or a repayment obligation) or may be deemed to be reinvested in additional shares of Stock or Awards, which may thereafter accrue additional Dividend Equivalent Rights (with or without being subject to forfeiture or a repayment obligation). Any such reinvestment shall be at the Fair Market Value thereof on the date of such reinvestment. Dividend Equivalent Rights may be settled in cash, shares of Stock, or a combination thereof, in a single installment or in multiple installments, all as determined in the sole discretion of the Committee. A Dividend Equivalent Right granted as a component of another Award may (a) provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award or (b) contain terms and conditions which are different from the terms and conditions of such other Award, provided that Dividend

Equivalent Rights credited pursuant to a Dividend Equivalent Right granted as a component of another Award which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such underlying Award are achieved, and if such performance goals are not achieved, the Grantee of such Dividend Equivalent Rights shall promptly forfeit and, to the extent already paid or distributed, repay to the Company payments or distributions made in connection with such Dividend Equivalent Rights.
12.2    Termination of Service.
Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon such Grantee’s termination of Service for any reason.

13.	TERMS AND CONDITIONS OF PERFORMANCE AWARDS AND ANNUAL INCENTIVE AWARDS
13.1    Grant of Performance Awards and Annual Incentive Awards.
Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Awards and/or Annual Incentive Awards in such amounts and upon such terms as the Committee shall determine.
13.2    Value of Performance Awards and Annual Incentive Awards.
Each Performance Award and Annual Incentive Award shall have an initial actual or target cash value or an actual or target number of shares of Stock that is established by the Committee as of the Grant Date. The Committee shall set performance goals in its discretion which, depending on the extent to which they are achieved, shall determine the amount of cash or value and/or number of shares of Stock that will be paid out to the Grantee thereof.
13.3    Earning of Performance Awards and Annual Incentive Awards.
Subject to the terms of the Plan, in particular Section 13.6.3, after the applicable Performance Period has ended, the Grantee of a Performance Award or Annual Incentive Award shall be entitled to receive a payout of the value earned under such Performance Award or Annual Incentive Award by such Grantee over such Performance Period, to be determined based on the extent to which the corresponding performance goals have been achieved.
13.4    Form and Timing of Payment of Performance Awards and Annual Incentive Awards.
Payment of the value earned under Performance Awards and Annual Incentive Awards shall be made, as determined by the Committee, in the form, at the time, and in the manner described in the applicable Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, (a) may pay the value earned under Performance Awards in the form of cash, shares of Stock, other Awards, or a combination thereof, including shares of Stock and/or other Awards that are subject to any restrictions deemed appropriate by the Committee, and (b) shall pay the value earned under Performance Awards and Annual Incentive Awards at the close of the applicable Performance Period, or as soon as reasonably practicable after the Committee has determined that the performance goal or goals relating thereto have been achieved, provided that, unless specifically provided in the Award Agreement, such payment shall occur no later than the fifteenth (15th) day of the third (3rd) month following the end of the calendar year in which the Performance Period ends.
13.5    Performance Conditions.
The right of a Grantee to exercise or to receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. Any power or authority relating to an Award intended to qualify under the Section 162(m)

Grandfather shall be exercised by the Committee and not by the Board to the extent so required by the Section 162(m) Grandfather.
13.6    Performance Awards or Annual Incentive Awards Granted to Designated Covered Employees.
If and to the extent that the Committee determines that a Performance Award or Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee may constitute Qualified Performance-Based Compensation for purposes of the Section 162(m) Grandfather, the grant, exercise, and/or settlement of such Award shall be conditioned upon achievement of pre-established Performance Measures and other terms set forth in this Section 13.6, set at performance levels targeted by the Committee such that the resulting achievement of performance goals is “substantially uncertain” when established. Except as required under the preceding sentence, the Committee may condition a Performance Award or Annual Incentive Award on such performance goals as it determines, in its sole discretion, without regard to whether such performance goals are set forth in this Section 13.6.
13.6.1    Performance Goals Generally.
The performance goals for Performance Awards or Annual Incentive Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 13.6. The Committee may determine that such Awards shall be granted, exercised, and/or settled upon achievement of any single performance goal or of two (2) or more performance goals. Performance goals may differ for Awards granted to any one Grantee or to different Grantees.
13.6.2    Timing For Establishing Performance Goals.
If and to the extent that the Committee determines that a Performance Award or Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee may constitute Qualified Performance-Based Compensation for purposes of the Section 162(m) Grandfather, the applicable Performance Measures shall be established not later than the earlier of (a) ninety (90) days after the beginning of any Performance Period applicable to such Awards, and (b) the date on which twenty-five percent (25%) of any Performance Period applicable to such Awards has expired, or at such other date as may be required or permitted for compensation payable to a Covered Employee to constitute Qualified Performance-Based Compensation. Except as required under the preceding sentence, the Committee may establish performance goals at such times as it determines, in its sole discretion.
13.6.3    Payment of Awards; Other Terms.
Payment of such Awards shall be in cash, shares of Stock, other Awards, or a combination thereof, including shares of Stock and/or Awards that are subject to any restrictions deemed appropriate by the Committee, in each case as determined in the sole discretion of the Committee. The Committee may, in its sole discretion, adjust the amount of a payment otherwise to be made in connection with such Awards, except to the extent the Committee determines that such adjustment would be inconsistent with the requirements of the Section 162(m) Grandfather for deductibility of Qualified Performance-Based Compensation. The Committee shall specify the circumstances in which such Performance Awards or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a Performance Period or settlement of such Awards. In the event payment of the Performance Award is made in the form of another Award subject to Service-based vesting, the Committee shall specify the circumstances in which the payment Award shall be paid or forfeited in the event of a termination of Service.
13.6.4    Performance Measures.
The performance goals upon which the vesting or payment of a Performance Award or Annual Incentive Award to a Covered Employee that is intended to constitute Qualified Performance-Based Compensation may be conditioned shall be limited to the following Performance Measures, with or without adjustment (including pro forma adjustments):
(a)    net earnings or net income;
(b)    operating earnings;
(c)    pretax earnings;
(d)    earnings per share;
(e)    share price, including growth measures and total stockholder return;
(f)    earnings before interest and taxes;
(g)    earnings before interest, taxes, depreciation, and/or amortization;

(h)	earnings before interest, taxes, depreciation, and/or amortization as adjusted to exclude any one or more of the following:
•stock-based compensation expense;
•income from discontinued operations;
•gain on cancellation of debt;
•debt extinguishment and related costs;
•restructuring, separation, and/or integration charges and costs;
• reorganization and/or recapitalization charges and costs;
•impairment charges;
•merger-related events;
•impact of purchase accounting;
•gain or loss related to investments;
•amortization of intangible assets;
•sales and use tax settlements;
•legal proceeding settlements;
•gain on non-monetary transactions; and
•adjustments for the income tax effect of any of the above adjustments;
(i)    sales or revenue growth or targets, whether in general or by type of product, service, or customer;
(j)    gross or operating margins;

(k)    return measures, including return on assets, capital, investment, equity, sales, or revenue;
(l)    cash flow, including:
•operating cash flow;

•
free cash flow, defined as (i) operating cash flow less capital expenditures or (ii) earnings before interest, taxes, depreciation, and/or amortization (as adjusted to exclude any one or more of the items that may be excluded pursuant to the Performance Measure specified in clause (h) above) less capital expenditures;

•levered free cash flow, defined as free cash flow less interest expense;
•cash flow return on equity; and
•cash flow return on investment;
(m)    productivity ratios;
(n)    costs, reductions in cost, and cost control measures;
(o)    expense targets;
(p)    market or market segment share or penetration;
(q)    financial ratios as provided in credit agreements of the Company and its subsidiaries;
(r)    working capital targets;

(s)	completion of acquisitions of businesses, companies, or assets or completion of integration activities following an acquisition of businesses, companies, or assets;

(t)	completion of divestitures and asset sales;

(u)	regulatory achievements or compliance;

(v)	customer satisfaction measurements;

(w)	execution of contractual arrangements or satisfaction of contractual requirements or milestones;

(x)	product development achievements;

(y)	monthly recurring revenue;

(z)	revenue retention rates; and

(aa)	any combination of the foregoing business criteria.
Performance under any of the foregoing Performance Measures (a) may be used to measure the performance of (i) the Company, its Subsidiaries, and other Affiliates as a whole, (ii) the Company, any Subsidiary, any other Affiliate, or any combination thereof, or (iii) any one or more business units or operating segments of the Company, any Subsidiary, and/or any other Affiliate, in each case as the Committee, in its sole discretion, deems appropriate, and (b) may be compared to the performance of one or more other companies or one or more published or special indices designated or approved by the Committee for such comparison, as the Committee, in its sole discretion, deems appropriate. In addition, the Committee, in its sole discretion, may select performance under the Performance Measure specified in clause (e) above for comparison to performance under one or more stock market indices designated or approved by the Committee. The Committee shall also have the authority to provide for accelerated vesting of any Performance Award or Annual Incentive Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 13.
13.6.5    Evaluation of Performance.
The Committee may provide in any Performance Award or Annual Incentive Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset write-downs; (b) litigation or claims, judgments, or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization or restructuring events or programs; (e) extraordinary, unusual, non-core, non-operating, or non-recurring items and items that are either of an unusual nature or of a type that indicates infrequency of occurrence as a separate component of income from continuing operations; (f) acquisitions or divestitures; (g) foreign exchange gains and losses; (h) impact of repurchase of shares of Stock acquired through share repurchase programs; (i) tax valuation allowance reversals; (j) impairment expense; and (k) environmental expense. To the extent such inclusions or exclusions affect Awards to Covered Employees that are intended to constitute Qualified Performance-Based Compensation, such inclusions or exclusions shall be prescribed in a form that meets the requirements of the Section 162(m) Grandfather for deductibility.
13.6.6    Adjustment of Performance-Based Compensation.
The Committee shall have the sole discretion to adjust Awards that are intended to qualify as Qualified Performance-Based Compensation, either on a formula or discretionary basis, or on any combination thereof, as the Committee determines consistent with the requirements of the Section 162(m) Grandfather for deductibility.
13.6.7    Status of Awards Under Prior Code Section 162(m).
Notwithstanding anything to the contrary herein, no provision of the Plan is intended to result in non-deductibility of Performance-Based Awards or other Awards granted under the Plan before the Amendment Date, or of Substitute Awards granted under the Plan on or after the Amendment Date, that are intended to be deductible in accordance with Prior Code Section 162(m). The Company intends to avail itself of transition relief applicable to such Awards, if any, in connection with Code Section 162(m) (including, but not limited to, the Section 162(m) Grandfather) to the maximum extent permitted by regulations and other guidance promulgated to implement such transition relief. The determination by the Company regarding whether transition relief is available shall be made in its sole discretion, and shall be final, binding and conclusive.
14.    FORMS OF PAYMENT
14.1    General Rule.
Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock, vested Restricted Stock Units, and/or vested Deferred Stock Units shall be made in cash or in cash equivalents acceptable to the Company.
14.2    Surrender of Shares of Stock.
To the extent that the applicable Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock, vested Restricted Stock Units, and/or vested Deferred Stock Units may be made all or in part through the tender or attestation to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which such Option Price or purchase price has been paid thereby, at their Fair Market Value on the date of such tender or attestation.

14.3    Cashless Exercise.
To the extent permitted by Applicable Laws and to the extent the Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the proceeds of such sale to the Company in payment of such Option Price and any withholding taxes described in Section 18.3.
14.4    Other Forms of Payment.
To the extent that the applicable Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for shares of Stock purchased pursuant to exercise of an Option or the purchase price, if any, for Restricted Stock, vested Restricted Stock Units, and/or vested Deferred Stock Units may be made in any other form that is consistent with Applicable Laws, including (a) with respect to Restricted Stock, vested Restricted Stock Units, and/or vested Deferred Stock Units only, Service rendered or to be rendered by the Grantee thereof to the Company or an Affiliate and (b) with the consent of the Company, by withholding the number of shares of Stock that would otherwise vest or be issuable in an amount equal in value to the Option Price or purchase price and/or the required tax withholding amount.
15.    REQUIREMENTS OF LAW
15.1    General.
The Company shall not be required to offer, sell, or issue any shares of Stock under any Award, whether pursuant to the exercise of an Option, a SAR, or otherwise, if the offer, sale, or issuance of such shares of Stock would constitute a violation by the Grantee, the Company, an Affiliate, or any other Person of any provision of the Company’s certificate of incorporation or bylaws or of Applicable Laws, including any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration, or qualification of any shares of Stock subject to an Award upon any Stock Exchange or Securities Market or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the offering, sale, issuance, or purchase of shares of Stock in connection with any Award, no shares of Stock may be offered, sold, or issued to the Grantee or any other Person under such Award, whether pursuant to the exercise of an Option, a SAR, or otherwise, unless such listing, registration, or qualification shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of such Award. Without limiting the generality of the foregoing, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock subject to such Award, the Company shall not be required to offer, sell, or issue such shares of Stock unless the Committee shall have received evidence satisfactory to it that the Grantee or any other Person exercising such Option or SAR or accepting delivery of such shares may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act. Any determination by the Committee in connection with the foregoing shall be final, binding, and conclusive. The Company may register, but shall in no event be obligated to register, any shares of Stock or other securities issuable pursuant to the Plan pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock or other securities issuable pursuant to the Plan or any Award to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option or SAR that may be settled in shares of Stock shall not be exercisable until the shares of Stock subject to such Option or SAR are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option or SAR under circumstances in which the laws of such jurisdiction apply shall be deemed to be conditioned upon the effectiveness of such registration or the availability of such an exemption.
15.2    Rule 16b-3.

During any time when the Company has any class of common equity securities registered under Section 12 of the Exchange Act, it is the intention of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of such Rule 16b-3, such provision or action shall be deemed inoperative with respect to such Awards to the extent permitted by Applicable Laws and deemed advisable by the Committee and shall not affect the validity of the Plan. In the event that such Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary or advisable in its judgment to satisfy the requirements of, or to permit the Company to avail itself of the benefits of, the revised exemption or its replacement.
16.    EFFECT OF CHANGES IN CAPITALIZATION
16.1    Changes in Stock.
If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number of shares or kind of Capital Stock or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares of Stock effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares of Capital Stock for which grants of Options and other Awards may be made under the Plan, including the Share Limit set forth in Section 4.1 and the individual share limitations set forth in Section 6.2, shall be adjusted proportionately and accordingly by the Committee. In addition, the number and kind of shares of Capital Stock for which Awards are outstanding shall be adjusted proportionately and accordingly by the Committee so that the proportionate interest of the Grantee therein immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Price payable with respect to shares that are subject to the unexercised portion of such outstanding Options or SARs, as applicable, but shall include a corresponding proportionate adjustment in the per share Option Price or SAR Price, as the case may be. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary cash dividend, but excluding a non-extraordinary dividend, declared and paid by the Company) without receipt of consideration by the Company, the Board or the Committee constituted pursuant to Section 3.1.2 shall, in such manner as the Board or the Committee deems appropriate, adjust (a) the number and kind of shares of Capital Stock subject to outstanding Awards and/or (b) the aggregate and per share Option Price of outstanding Options and the aggregate and per share SAR Price of outstanding SARs as required to reflect such distribution.

16.2	Transaction in Which the Company Is the Surviving Entity Which Does not Constitute a Change in Control.
Subject to Section 16.3, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Award theretofore granted pursuant to the Plan shall pertain to and apply to the Capital Stock to which a holder of the number of shares of Stock subject to such Award would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the per share Option Price or SAR Price of any outstanding Option or SAR so that the aggregate Option Price or SAR Price thereafter shall be the same as the aggregate Option Price or SAR Price of the shares of Stock remaining subject to the Option or SAR as in effect immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, any restrictions applicable to such Award shall apply as well to any replacement shares of Capital Stock subject to such Award received by the Grantee as a result of such reorganization, merger, or consolidation. In the event of any reorganization, merger, or consolidation of the Company referred to in this Section 16.2, Performance Awards and Annual Incentive Awards shall be adjusted (including any adjustment to the Performance Measures or other performance goals applicable to such Awards deemed appropriate by the Committee) so as to apply to the Capital Stock that a holder of the number of shares of Stock subject to the Performance Awards or Annual Incentive Awards, as applicable, would have been entitled to receive immediately following such reorganization, merger, or consolidation.
16.3    Change in Control in Which Awards are not Assumed.
Except as otherwise provided in the applicable Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Awards are not being assumed or continued, the following provisions shall apply to such Awards, to the extent not assumed or continued:
(a)    Immediately prior to the occurrence of such Change in Control, in each case with the exception of Performance Awards and Annual Incentive Awards, all outstanding shares of Restricted Stock and all Restricted Stock Units, Deferred Stock Units, and Dividend Equivalent Rights shall be deemed to have vested, and all shares of Stock and/or cash subject to such Awards shall be delivered; and either or both of the following two (2) actions shall be taken:
(i)    At least fifteen (15) days prior to the scheduled consummation of such Change in Control, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days. Any exercise of an Option or SAR during this fifteen (15)-day period shall be conditioned upon the consummation of the applicable Change in Control and shall be effective only immediately before the consummation thereof, and upon consummation of such Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate, with or without consideration (including, without limitation, consideration in accordance with clause (ii) below) as determined by the Committee in its sole discretion. The Committee shall send notice of an event that shall result in such a termination to all Persons who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders.
and/or
(ii)    The Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, SARs, Restricted Stock, Restricted Stock Units, Deferred Stock Units, and/or Dividend Equivalent Rights and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or Capital Stock having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock, Restricted Stock Units, Deferred Stock Units, and Dividend Equivalent Rights (for shares of Stock subject thereto), equal to the formula or fixed price per share paid to holders of shares of Stock pursuant to such Change in Control and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to such Options or SARs multiplied by the amount, if any, by which (x) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (y) the Option Price or SAR Price applicable to such Options or SARs.
(b)    For Performance Awards and Annual Incentive Awards, if less than half of the Performance Period has lapsed, such Awards shall be treated as though the target performance thereunder has been achieved. If at least half the Performance Period has lapsed, actual performance to date shall be determined as of a date reasonably proximate to the date of consummation of the Change in Control as determined by the Committee in its sole discretion, and that level of performance thus determined shall be treated as achieved immediately prior to occurrence of the Change in Control. For purposes of the preceding sentence, if, based on the discretion of the Committee, actual performance is not determinable, the Performance Awards and Annual Incentive Awards shall be treated as though the target performance thereunder has been achieved. After application of this Section 16.3(b), if any Awards arise from application of this Article 16, such Awards shall be settled under the applicable provision of Section 16.3(a).
(c)    Other Equity-Based Awards shall be governed by the terms of the applicable Award Agreement.

16.4    Change in Control in Which Awards are Assumed.
Except as otherwise provided in the applicable Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Awards are being assumed or continued, the following provisions shall apply to such Award, to the extent assumed or continued:
The Plan and the Options, SARs, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Dividend Equivalent Rights, and Other Equity-Based Awards granted under the Plan shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of such Options, SARs, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Dividend Equivalent Rights, and Other Equity-Based Awards, or for the substitution for such Options, SARs, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Dividend Equivalent Rights, and Other Equity-Based Awards of new stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock units, dividend equivalent rights, and other equity-based awards relating to the Capital Stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and exercise prices of options and stock appreciation rights.
16.5    Adjustments.
Adjustments under this Article 16 related to shares of Stock or other Capital Stock of the Company shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Committee may provide in the applicable Award Agreement as of the Grant Date, in another agreement with the Grantee, or otherwise in writing at any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those set forth in Section 16.1, Section 16.2, Section 16.3, and Section 16.4. This Article 16 shall not limit the Committee’s ability to provide for alternative treatment of Awards outstanding under the Plan in the event of a change in control event involving the Company that is not a Change in Control.
16.6    No Limitations on Company.
The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or engage in any other transaction or activity.
17.    PARACHUTE LIMITATIONS
If any Grantee is a Disqualified Individual, then, notwithstanding any other provision of the Plan or of any Other Agreement to the contrary and notwithstanding any Benefit Arrangement, any right of such Grantee to any exercise, vesting, payment, or benefit under the Plan shall be reduced or eliminated:
(a)    to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment, or benefit to such Grantee under the Plan to be considered a Parachute Payment; and
(b)    if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by such Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by such Grantee without causing any such payment or benefit to be considered a Parachute Payment.

Except as required by Code Section 409A or to the extent that Code Section 409A permits discretion, the Committee shall have the right, in the Committee’s sole discretion, to designate those rights, payments, or benefits under the Plan, all Other Agreements, and all Benefit Arrangements that should be reduced or eliminated so as to avoid having such rights, payments, or benefits be considered a Parachute Payment, provided that, to the extent any payment or benefit constitutes deferred compensation under Code Section 409A, in order to comply with Code Section 409A, the Company shall instead accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made latest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Performance Awards and Annual Incentive Awards, then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Stock, Restricted Stock Units, or Deferred Stock Units, then by reducing or eliminating any other remaining Parachute Payments.
18.    GENERAL PROVISIONS
18.1    Disclaimer of Rights.
No provision in the Plan, any Award, or any Award Agreement shall be construed (a) to confer upon any individual the right to remain in the Service of the Company or an Affiliate, (b) to interfere in any way with any contractual or other right or authority of the Company or an Affiliate either to increase or decrease the compensation or other payments to any Person at any time, or (c) to terminate any Service or other relationship between any Person and the Company or an Affiliate. In addition, notwithstanding any provision of the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee thereof, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts provided herein, in the manner and under the conditions prescribed herein. The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third-party trustee or otherwise to hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.
18.2    Nonexclusivity of the Plan.
Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable.
18.3    Withholding Taxes.
The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by Applicable Laws to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to any other Award. At the time of such vesting, lapse of restrictions, or exercise, the Grantee shall pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or such Affiliate may reasonably determine to be necessary to satisfy such withholding obligation, provided that if there is a same-day sale of shares of Stock subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the Company or an Affiliate, which may be withheld by the Company or such Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such withholding obligation, in whole or in part, (a) by causing the Company or such Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (b) by delivering to the Company or such Affiliate shares of Stock already owned by the Grantee. The shares of Stock so withheld or delivered shall have an aggregate Fair Market Value equal to such withholding obligation. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or such Affiliate as of the date on which the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 18.3 may satisfy such Grantee’s withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state, or local tax withholding requirements upon the vesting, lapse of restrictions, or exercise applicable to any Award or payment of shares of Stock pursuant to such Award, as applicable, may not exceed such number of shares of Stock having a Fair Market Value equal to the maximum statutory amount required by the Company or the applicable Affiliate to be withheld and paid to any such federal, state, or local taxing authority with respect to such vesting, lapse of restrictions, exercise, or payment of shares of Stock.
18.4    Captions.
The use of captions in the Plan or any Award Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.
18.5    Construction.
Unless the context otherwise requires, all references in the Plan to “including” shall mean “including without limitation.”
18.6    Other Provisions.
Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.
18.7    Number and Gender.
With respect to words used in the Plan, the singular form shall include the plural form, and the masculine gender shall include the feminine gender, as the context requires.
18.8    Severability.
If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.
18.9    Governing Law.
The Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards hereunder to the substantive laws of any other jurisdiction.
18.10    Foreign Jurisdictions.
To the extent the Committee determines that the material terms set by the Committee imposed by the Plan preclude the achievement of the material purposes of the Plan in jurisdictions outside the United States, the Committee shall have the authority and discretion to modify those terms and provide for such additional terms and conditions as the Committee determines to be necessary, appropriate, or desirable to accommodate differences in local law, policy, or custom or to facilitate administration of the Plan. The Committee may adopt or approve sub-plans, appendices, or supplements to, or amendments, restatements, or alternative versions of, the Plan as in effect for any other purposes. The special terms and any such sub-plans, appendices, supplements, amendments, restatements, or alternative versions, however, shall not include any provisions that are inconsistent with the terms of the Plan as in effect, unless the Plan could have been amended to eliminate such inconsistency without further approval by the Company’s stockholders.

18.11    Section 409A of the Code.
The Plan is intended to comply with Code Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance with Code Section 409A. Any payments described in the Plan that are due within the Short-Term Deferral Period shall not be treated as deferred compensation unless Applicable Laws require otherwise. Any grant of an Option or SAR pursuant to the Plan is intended to comply with the “stock rights” exemption from Code Section 409A. Notwithstanding any provision of the Plan to the contrary, to the extent required to avoid accelerated taxation and tax penalties under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6)-month period immediately following the Grantee’s Separation from Service shall instead be paid on the first payroll date after the six (6)-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier).
Furthermore, notwithstanding anything in the Plan to the contrary, in the case of an Award that is characterized as deferred compensation under Code Section 409A, and pursuant to which settlement and delivery of the cash or shares of Stock subject to the Award is triggered based on a Change in Control, in no event shall a Change in Control be deemed to have occurred for purposes of such settlement and delivery of cash or shares of Stock if the transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). If an Award characterized as deferred compensation under Code Section 409A is not settled and delivered on account of the provision of the preceding sentence, the settlement and delivery shall occur on the next succeeding settlement and delivery triggering event that is a permissible triggering event under Code Section 409A. No provision of this paragraph shall in any way affect the determination of a Change in Control for purposes of vesting in an Award that is characterized as deferred compensation under Code Section 409A.
Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Code Section 409A, and neither the Company or an Affiliate nor the Board or the Committee shall have any liability to any Grantee for such tax or penalty.
18.12    Limitation on Liability.
No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award, or any Award Agreement. Notwithstanding any provision of the Plan to the contrary, none of the Company, an Affiliate, the Board, the Committee, or any person acting on behalf of the Company, an Affiliate, the Board, or the Committee shall be liable to any Grantee or to the estate or beneficiary of any Grantee or to any other holder of an Award under the Plan by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted by reason of the failure of an Award to satisfy the requirements of Code Section 422 or Code Section 409A or by reason of Code Section 4999, or otherwise asserted with respect to the Award, provided, that this Section 18.12 shall not affect any of the rights or obligations set forth in an applicable agreement between the Grantee and the Company or an Affiliate.
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To record the amendment and restatement of the SecureWorks Corp. 2016 Long-Term Incentive Plan by the Board as of May 1, 2018 and the effectiveness of an amendment to the Plan in accordance with the approval of such amendment by the Company’s stockholders on the Amendment Date, the Company has caused its authorized officer to execute the Plan.

SECUREWORKS CORP.

By: _____________________________________
Name:
Title:

May 11, 2018

Dear Secureworks Stakeholders:

I address this message to all of our key stakeholders, including our investors, clients, team members, and the communities in which we live and work. To all of these very important people, my message is the same. On behalf of the management team and Board of Directors, thank you.

Thank you for putting your trust in us. For investors, you have entrusted us with your capital, to use it wisely and to increase the value of your investment. For our more than 4,400 clients in almost 60 countries around the world, you have entrusted us, as your cybersecurity partner, to help safeguard your organization’s assets and protect your intellectual property and other valuable data. For our 2,500 team members, you have entrusted us with your careers and your livelihood. For the communities where we operate, you have entrusted us to be a good corporate citizen and partner. We are honored to serve you and accept that with your trust comes a great responsibility to deliver value to you each and every day.

We are in the midst of the next technology evolution, and the pace of change is accelerating.  Our clients are facing the challenges of updating their legacy business processes and applications, moving workloads to the cloud, adapting to the “Internet of Things,” redefining themselves digitally while staying safe from cyber threats, and complying with regulatory requirements. The more organizations use and rely on technology, the more vulnerable they become to cyberattacks.

I believe cybercrime is not a technology problem, it is a growing crime wave perpetrated by people. It is estimated that cybercrime is growing to an estimated $6 trillion problem by 2021.1 In the United States alone, the number of reported breaches has nearly doubled over the last two years, to 1,600,2 and some of the most well-known corporate names are at the top of the victims list. The army of adversaries is increasing in size, well-funded, becoming more sophisticated, coordinated and organized.  Adversaries are still finding success through well-known methods and techniques, the security talent to combat them is scarce and everyone needs help navigating the best solutions to reduce risk.

The cybersecurity industry is large and fragmented, with thousands of consulting, managed service and technology products in the market, trying to combat an enemy that is more nimble and organized than we are. As an industry, we can seek to improve what we do on behalf of our clients, by working more collaboratively and opening our technology in a way that allows our collective solutions to create a maximum reduction in risk for our common clients.

At Secureworks, we focus exclusively on cybersecurity, using human and artificial intelligence, leveraging years of collected attack data, threat algorithms and technology, to deliver our security solutions and consulting services. We utilize our proprietary technology and partner with more than 130 industry and other organizations creating measurable differentiated value that reduces risk for our clients by preventing attacks that can be prevented, detecting attacks that can’t be prevented, responding rapidly when an attack occurs and using this information to predict future attacks.

Over the long term, our business strategy, solutions roadmap and operating plans are focused on delivering security value regardless of client technology, tools and resources and to be the security employer of choice. We will accomplish these longer-term goals with renewed focus on what we will and will not do.

Our goal is to be the leader in our industry, not only in thought leadership and vision, but in size and scale as well. Scale is important. We are committed to growing the business by investing wisely in our solutions and executing for our clients, which will also put us on a path to sustained profitability. At scale, I believe the business will generate attractive margins and free cash flow, leading to increased shareholder value.

The market we address is estimated to be in excess of $20 billion worldwide and growing about 10% per year. In fiscal 2018, we invested in our sales and marketing capacity and capability and increased revenue to $468 million, growing in line with the market. In the near term, we are focused on returning to above-industry growth rates and expect to leverage these investments with continued focus on productivity across our sales organization and some expansion of the quota-carrying team, primarily in North America, which is the largest part of the market. We still have work to do to improve our sales execution, but we finished fiscal 2018 with strong sales momentum and we recently hired a new Chief Revenue Officer who will build on the

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progress made in the last fiscal year. Our operating loss increased with the sales and marketing investments in fiscal 2018, but with growth we improved gross margins by 100 basis points and we generated positive cash flow from operations.

Key metrics that we use to manage the business include monthly recurring revenue (MRR), which is the monthly value of our subscription revenue; revenue retention rate, which measures our ability to retain revenue and grow within our subscription client base; and average revenue per client. We finished Fiscal 2018 with MRR of $35.3 million, up 12% year over year. Our revenue retention rate was 96%, compared with a goal of 100%. We serve 4,400 clients worldwide and average revenue per client increased 11% year over year, reflecting our continued investment and sales focus on larger client opportunities.

The second reason scale is important, is that it allows us to create even more powerful security solutions and results for our clients. The more clients we serve around the globe, the more, and more diverse, data we see. The more data we see, the smarter we get. The smarter we get, the better we can protect our clients and reduce their risks. This is the power of the network effect.

One area of investment for us in Fiscal 2019 is the development of a new application framework that we believe will allow clients and partners to leverage the years of attack data and threat algorithms that we have developed in a different way, expanding opportunities for our business, partners and clients. This new framework will utilize policy-based controls over data, allow our algorithms to go to the data instead of the data coming to us, and allow clients and partners to contribute to the platform, continuously improving the effectiveness of the tools. We are in the early stages of this effort and I look forward to providing updates in the future.

In addition to the work on our application framework, we will also focus our development efforts this year on refining our detection capabilities, enhancing our response capabilities through automation and expanding our cloud security offerings. The focus on these three areas is key to the evolution of our core business and will allow us to increase the velocity of improvements we can bring to the market. We listen carefully to our clients and put their needs first in everything we do. We believe our knowledge of the threat actors’ activities combined with our deep security expertise and broad capability will allow us to be successful in the marketplace.

Talent is also key to our long-term success. We continue to enhance our reputation as the security employer of choice through our culture, engagement and inclusion programs. An important part of our culture is our dedication to giving back to the communities in which we live and work. We annually sponsor a charitable trip for 50 Secureworks team members to a developing community in Nicaragua to assist with building schools and water systems and working in the local villages. Our team members participate in numerous local events and, for the fourth year, we are a corporate sponsor and job partner for the Cristo Rey Atlanta High School, which fuses a college preparatory curriculum with a work/study program to provide a meaningful work experience for high school students from families with limited financial resources. It is a life-changing experience that educates the students about work life and technology careers, and prepares them for the future. These are just a few of the things we do in our communities around the world. Our contributions make a meaningful difference in the community, and we receive much more than we give.

We have a passion to protect our clients and believe that no one understands the threat better than Secureworks. We convert this knowledge into an effective cybersecurity strategy for our clients.  We are helping our clients navigate their business transformation, run their businesses safely and effectively, and protect against cyber threats. I am proud of the work we do and of the men and women of Secureworks who fight the good fight every day. Thank you again for putting your trust in us.

Michael R. Cote
Chief Executive Officer

1 Cybersecurity Venture’s 2017 Annual Cybercrime Report
2 Identity Theft Resource Center (ITRC): 2017 Annual Data Breach Year-End Review

2

SUBMIT YOUR PROXY BY INTERNET
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Use the Internet to submit your proxy and for electronic delivery of information up until 11:59 p.m. Eastern Time on Wednesday, June 20, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to submit your proxy.

SUBMIT YOUR PROXY BY PHONE - 1-800-690-6903
Use any touch-tone telephone to submit your proxy up until 11:59 p.m. Eastern Time on Wednesday, June 20, 2018. Have your proxy card in hand when you call and then follow the instructions

SUBMIT YOUR PROXY BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ATTEND THE MEETING AND VOTE BY INTERNET
Go to www.virtualshareholdermeeting.com/SCWX2018
You may attend the Meeting on Thursday, June 21, 2018, at 11:00 a.m. Eastern Time via the Internet at www.virtualshareholdermeeting.com/SCWX2018 and vote at the Meeting using the 16-digit control number provided.

SECUREWORKS CORP. ONE CONCOURSE PARKWAY NE, SUITE 500 ATLANTA, GA 30328

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒
E47993-P04096	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SECUREWORKS CORP.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR each of the nominees listed under Proposal 1:
1. Election of three Class II Directors	☐	☐	☐
Nominees:
To be elected for terms expiring at the 2021 Annual Meeting of Stockholders:
01) Pamela Daley 02) Egon Durban 03) James M. Whitehurst
The Board of Directors recommends that you vote FOR Proposals 2 and 3:					For	Against	Abstain

2. Approval of amendment to SecureWorks Corp. 2016 Long-Term Incentive Plan to increase the number of shares of Class A common stock issuable under the plan and to approve the material terms for payment of qualified performance-based compensation under the plan in accordance with Section 162(m) of the Internal Revenue Code
					☐	☐	☐
3. Ratification of the appointment of PricewaterhouseCoopers LLP as SecureWorks Corp.'s independent registered public accounting firm for fiscal year ending February 1, 2019					☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.			☐

NOTE: Please sign as name appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, or in any other representative capacity, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
To Be Held on June 21, 2018:
The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report on
Form 10-K are available at investors.secureworks.com and www.proxyvote.com.

E47994-P04096

CLASS A COMMON STOCK PROXY SecureWorks Corp. Annual Meeting of Stockholders June 21, 2018, 11:00 a.m. Eastern Time To be held at www.virtualshareholdermeeting.com/SCWX2018
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SECUREWORKS CORP.

The undersigned hereby appoints Michael R. Cote, George B. Hanna and R. Wayne Jackson, and each of them, with power to act without the other and with power of substitution and resubstitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side of this form, all the shares of SecureWorks Corp. Class A Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on June 21, 2018 and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1 AND FOR PROPOSALS 2 AND 3 AND IN THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
(Continued and to be marked, dated and signed, on the reverse side)

SUBMIT YOUR PROXY BY INTERNET
Go to www.proxyvote.com
Use the Internet to submit your proxy and for electronic delivery of information up until 11:59 p.m. Eastern Time on Wednesday, June 20, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to submit your proxy.

SUBMIT YOUR PROXY BY PHONE - 1-800-690-6903
Use any touch-tone telephone to submit your proxy up until 11:59 p.m. Eastern Time on Wednesday, June 20, 2018. Have your proxy card in hand when you call and then follow the instructions

SUBMIT YOUR PROXY BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ATTEND THE MEETING AND VOTE BY INTERNET
Go to www.virtualshareholdermeeting.com/SCWX2018
You may attend the Meeting on Thursday, June 21, 2018, at 11:00 a.m. Eastern Time via the Internet at www.virtualshareholdermeeting.com/SCWX2018 and vote at the Meeting using the 16-digit control number provided.

SECUREWORKS CORP. ONE CONCOURSE PARKWAY NE, SUITE 500 ATLANTA, GA 30328

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒
E47995-P04096	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SECUREWORKS CORP.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR each of the nominees listed under Proposal 1:
1. Election of three Class II Directors	☐	☐	☐
Nominees:
To be elected for terms expiring at the 2021 Annual Meeting of Stockholders:
01) Pamela Daley 02) Egon Durban 03) James M. Whitehurst
The Board of Directors recommends that you vote FOR Proposals 2 and 3:					For	Against	Abstain

2. Approval of amendment to SecureWorks Corp. 2016 Long-Term Incentive Plan to increase the number of shares of Class A common stock issuable under the plan and to approve the material terms for payment of qualified performance-based compensation under the plan in accordance with Section 162(m) of the Internal Revenue Code
					☐	☐	☐
3. Ratification of the appointment of PricewaterhouseCoopers LLP as SecureWorks Corp.'s independent registered public accounting firm for fiscal year ending February 1, 2019					☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.			☐

NOTE: Please sign as name appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, or in any other representative capacity, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
To Be Held on June 21, 2018:
The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report on
Form 10-K are available at investors.secureworks.com and www.proxyvote.com.

E47996-P04096

CLASS B COMMON STOCK PROXY SecureWorks Corp. Annual Meeting of Stockholders June 21, 2018, 11:00 a.m. Eastern Time To be held at www.virtualshareholdermeeting.com/SCWX2018
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SECUREWORKS CORP.

The undersigned hereby appoints Michael R. Cote, George B. Hanna and R. Wayne Jackson, and each of them, with power to act without the other and with power of substitution and resubstitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side of this form, all the shares of SecureWorks Corp. Class B Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on June 21, 2018 and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1 AND FOR PROPOSALS 2 AND 3 AND IN THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
(Continued and to be marked, dated and signed, on the reverse side)